UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

Ivy Wafford Duke, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2015

Item 1. Report to Stockholders.

Calvert Social Investment Fund • Calvert Balanced Portfolio • Calvert Bond Portfolio • Calvert Equity Portfolio • Calvert Large Cap Core Portfolio

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TABLE OF CONTENTS

4	Founding Chairman's Letter
6	President's Letter
8	Balanced Portfolio Management Discussion
12	Bond Portfolio Management Discussion
16	Equity Portfolio Management Discussion
20	Large Cap Core Portfolio Management Discussion
24	Understanding Your Fund’s Expenses
27	Report of Independent Registered Public Accounting Firm
28	Schedules of Investments
50	Listing of Restricted Securities
52	Statements of Assets and Liabilities
56	Statements of Operations
58	Statements of Changes in Net Assets
66	Notes to Financial Statements
80	Financial Highlights
96	Explanation of Financial Tables
97	Proxy Voting
97	Availability of Quarterly Portfolio Holdings
98	Trustee and Officer Information Table

D. Wayne Silby Founding Chair
Dear Investor,
This is my 40th and last annual report to Calvert investors — a good time for some reflection later in this report.
Calvert is blessed to have a new CEO, John Streur. John is especially passionate about ESG (Environment, Social, Governance) goals and how these map to the UN development goals, recently announced. He talks about that elsewhere in this report. He moves our historical sense of social responsibility into leading mainstream conversations about best practices in corporate behavior with many investor coalition partners. For more information on this updated approach, see Calvert.com/perspectives.
This last year has been much about the lack of growth and demand in the world’s economies, in particular the consequences of China’s slowdown. The central banks have tried to support the economy through “quantitative easing” of cheap money to buttress growth. But most admit to the limitations of this policy tool, one consequence of which is that it has boosted financial asset prices — both stocks and bonds. What is needed, in my view, is a vision for responsible fiscal stimulus rather than money games to get our economy moving.
We need what I have coined “Qualitative Easing” which means the support of the Federal Reserve to buy more risk assets that will affect the real economy. For example, instead of just buying Treasury securities at a 2% yield, I propose the Fed should be buying infrastructure bonds at similar yields that support national programs such as energy efficiency and alternative energy. This would create a boom in job creation while also combating climate change. The leader of the UK Labor Party calls this “the People’s QE” (QE means Quantitative Easing).
Why don’t we engage in such infrastructure investment? Well, many don’t trust our politicians and the political process to create sensible programs. It’s true, in the past the politicians have funded “bridges to nowhere” out of expediency and lobbying. Having the Federal Reserve manage this program is something that is now just being discussed by people like Larry Summers, former US Treasury Secretary.
Americans seem to have given up on Congress. Many Wall Street professionals believe Washington is now the greatest threat to our economy, especially with talks of another government shutdown and the inability to fashion a national budget. Never in my lifetime has our politics so stymied our economy and sapped the nation’s working spirit. Workforce participation is now the lowest in decades. Real arguments exist that suggest the US may go back into a recession if we don’t advance a national agenda. Good infrastructure investment that can pay for itself seems like a no-brainer course of action.
For investors, this global slowdown has created unusual volatility in the markets, especially for the emerging markets dependent on commodity prices, including oil. It’s very difficult to predict the secondary consequences of a slow growth era in a time of geopolitical unrest, though it would appear interest rates and inflation are likely to remain low for quite a time. This does put some floor on fluctuating asset prices though modest corporate earnings may affect stock prices in the event of a recession.
Reflections on 40 years of Progress
An over-arching development we can be quite pleased about has been the success of our larger mission of combining values with the investment process. In the early years, our social responsibility criteria were considered a novelty. Now ESG and other factors of sustainability are becoming mainstream. Moreover, I would argue that the younger generation intuitively understands this integration of values and meaning and choices. I’ve been told that when JP Morgan set up a social finance division, they had 1,200 applicants, and all from within the bank!
Our Special Equities program, again the first for a mutual fund, has been a beacon for the Impact Investing movement where small companies are chosen for their social impact as well as their ability to make financial returns. I just attended the SoCap (social capital markets) conference in San Francisco, which attracted 2,500 attendees. This lively engaging conference was

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started just seven years ago, co-founded with Calvert Foundation support.1 In a word: Awesome! Investors and entrepreneurs committed to creating the better world.
And witness the growth of Calvert Foundation, to which your funds made the anchor investment for projects like microfinance and other works that address issues of social justice. Just recently the Foundation announced a national partnership with AARP to fund “AgeStrong” which will invest in projects enhancing social equity with seniors. Moreover, this type of impact investing has inspired other foundations to begin making investments consistent with their mission. Calvert Funds were the first mutual funds to set aside a small amount of monies, about 1% of assets, through our High Social Impact Investment program, to demonstrate the viability of monies directed at helping the disadvantaged.
Calvert’s active engagement with our portfolio companies has had profound effects on corporate social responsibility in letting companies know we, as their owners, care about issues like climate change. Our Calvert Women’s Principles have been adopted by the UN as a best practice for multinational corporations. Following engagement and guidance from Calvert, 70 companies have adopted more inclusive board diversity policies in their governance documents. In the early years, our shareholder proposals were sometimes received as troublesome. Today companies better understand, and sometimes even welcome, our suggestions on how to be even better companies. Moreover, some data suggest that companies improving on these ESG metrics have actually added some value (alpha) to their stock performance.
These results couldn’t have been accomplished without the support of caring investors like you. Together we have made a difference! Change can happen. Life can be good when focus and commitment are made to a worthy mission. My prayers and blessings are with you.
Sincerely,
D. Wayne Silby, Founding Chair
Calvert Social Funds
October 2015

______________________________
1The Calvert Foundation is a 501(c)(3) nonprofit organization and should not be confused with Calvert Investments, Inc. or any Calvert mutual fund.

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John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
Global economic growth is vital to the improvement of the lives of all people, especially so to those of the ultra-poor. However, how that growth is achieved is critical to the long-term health and sustainability of our collective societies. Business activity that does not show consideration for environmental and social impacts may have calamitous consequences, many of which we are witnessing now, including political and social unrest, unjust wealth distribution and diminished bio-diversity.
The returns of the markets (chart below) reflect the impact of the uncertainty created by a legacy of unsustainable development and the current lack of positive economic growth trends. The steep decline in the emerging market equities index (reflective of the flight of capital and currency weakness) is particularly impactful as these regions include some of the largest populations of individuals most in need of sustainable and inclusive economic development.

MARKET BENCHMARKS	Total Returns for the period ended 9/30/2015
	6 Months	Year-to-Date	1 Year	5 Year
S&P 500	-6.18%	-5.29%	-0.61%	13.34%
Russell 1000	-6.72%	-5.24%	-0.61%	13.42%
Russell 3000	-7.12%	-5.45%	-0.49%	13.28%
MSCI World ex USA	-9.88%	-6.32%	-9.73%	3.92%
MSCI Emerging Markets	-17.11%	-15.22%	-18.98%	-3.25%
Barclays U.S. Aggregate Bond	-0.47%	1.13%	2.94%	3.10%
Barclays Global Aggregate	-0.34%	-2.25%	-3.26%	0.81%
Returns for periods greater than one year have been annualized.
In an effort to mitigate this issue and foster the long term sustainability and justice of our global economic system, many of the world’s leaders participated with the United Nations (“UN”) to design and implement a 15-year plan to create the kind of economic development (http://www.calvert.com/media-relations/press-releases/calvert-ceo-participates-in-the-un-sustainable-development-summit) that should benefit the poorest people in the world, preserve opportunities for future generations, and provide stewardship to the environment. This effort, which kicked-off at the UN Summit earlier this month, involves bringing together private enterprise, governments, NGOs, development banks and people of all walks of life to achieve the “Sustainable Development Goals 2015” (SDGs). These goals include: eliminating extreme poverty, eliminating extreme hunger, fostering good health for all, promoting gender equality, and creating environmental sustainability and peace and stability throughout the world. The SDGs impact residents of every country in some manner, but no one more acutely than the denizens of the developing and emerging nations.
It was my privilege, as Calvert’s CEO, to be invited to the Summit, as one of 350 global leaders asked to participate in the development of this critical 15-year sustainability plan. During the course of this event, I announced that Calvert Investments would lead a project (http://www.calvert.com/perspective/social-impact/calvert-un-sustainable-development-goals) to map the Sustainable Development Goals to standards that companies can be measured by, and that investors may look to in order to

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understand which companies are helping to create sustainable, responsible growth. It is integral to the success and achievement of the goals, that the largest holders of capital, i.e., corporations, help drive these initiatives.
The crucial role that corporations now play in creating social and environmental outcomes was highlighted at the UN sessions by the presence of CEOs and sustainability officers from around the world, and the vital role of investors and the capital markets was reflected by our presence and contribution. In addition to representing your interests at the UN event, Calvert has contributed to the understanding of the role that corporations and investors play in driving social and environmental conditions through our most recent research, “The Role of the Corporation in Society”, available to you on our website, (see http://www.calvert.com/perspective/governance/calvert-serafeim-series-report).
Despite the fact that the past year has not brought the financial returns that you or I would have wished for as investors, I believe that when we look back on 2015 several years from now we are likely to see it as a transformative year in terms of our economic and social systems. Individuals and organizations of all types — corporate, government, NGO, religious — are coming together due to the realization that we need a more sustainable and just system to serve the needs of all stakeholders. As a shareholder of Calvert Funds, you are very much part of this mission, as together we are a leader and innovator in connecting capital to mission, with the dual purpose of driving competitive investment returns with just and sustainable economic progress.
On behalf of all of us at Calvert Investments, thank you for the confidence you have placed in our management of your funds and the ongoing privilege to serve you. We appreciate the opportunity to work with you as we strive to meet your financial needs while also helping to render the world a better place for all people.
Respectfully,
John Streur
October 2015

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED) 7

PORTFOLIO MANAGEMENT DISCUSSION

Joshua Linder, CFA Portfolio Manager

Vishal Khanduja, CFA Vice President, Portfolio Manager and Head of Taxable Fixed Income
Performance
For the 12-month period ended September 30, 2015, Calvert Balanced Portfolio Class A shares (at NAV) declined 1.27%, underperforming the benchmark, the Russell 1000 Index, which declined 0.61%.
The Portfolio also underperformed a blended return from the Balanced Composite benchmark1, a mix of market indexes that more closely reflects the Portfolio’s asset allocation strategy. The composite benchmark returned 0.58% for the period. Relative underperformance by the equity portion of the Portfolio compared with the Russell 1000 Index was the largest detractor during the period. The Portfolio’s overweight in stocks and underweight to fixed income also hurt performance due to the sharp drawdown by equities at the end of the third quarter of 2015.
Investment Process
The Portfolio typically invests about 60% of its assets in equity securities and 40% in debt securities of companies. The equity portion is primarily large-cap U.S. stocks. The fixed-income portion is primarily a variety of investment-grade debt securities. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making to inform our view of risk and opportunity factors. Effective October 1, 2015, the Fund (“Funds” for the Social Book) adopted The Calvert Principles for Responsible Investment. The Principles may be found at http://www.calvert.com/approach/how-we-invest/the-calvert-principles.
Market Review
Improving economic conditions in the United States compared with a stagnating or deteriorating growth outlook in much of the rest of the world helped domestic equities outperform international equity markets over the trailing 12-month period. Despite an initial positive reaction by European financial markets following the quantitative easing announcement by the European Central Bank (ECB), there are already signs the eurozone economic recovery may have a hard time accelerating. Further signs of an economic slowdown in China and concerns about the ability of the Chinese government to engineer a soft economic landing weighed on emerging market stocks throughout the period and contributed to the broader sell-off in equities at the end of the third quarter of 2015.
For the 12-month period ended September 30, 2015, the S&P 500 and Russell 1000 both declined 0.61% while the MSCI EAFE Investable Market Index (IMI) and MSCI Emerging Markets Index declined 7.16% and 18.98%, respectively. The Russell 2000 returned 1.25%. The Barclays U.S. Credit Index returned 1.50%.
A wide range of U.S. macroeconomic data improved over the year. Most importantly, the job market was relatively healthy for most of the 12-month period, adding an average of 237,000 jobs per month. This helped push the unemployment rate down to 5.1%, though this was driven in part by a declining labor force participation rate and has not yet been accompanied by meaningful wage growth.

______________________________
1Balanced Composite benchmark is comprised of 60% Russell 1000 Index and 40% Barclays U.S. Credit Index.

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CALVERT BALANCED PORTFOLIO
SEPTEMBER 30, 2015

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
Apple, Inc.	4.0%
Wells Fargo & Co.	3.2%
Johnson & Johnson	3.1%
American Financial Group, Inc.	2.8%
McKesson Corp.	2.4%
FedEx Corp.	2.4%
Western Union Co.	2.2%
Capital One Financial Corp.	2.2%
Cisco Systems, Inc.	2.2%
Unilever NV	2.0%
Total	26.5%

The price of crude oil declined by 50% during the period. With lower commodity prices, a stronger dollar, and little wage growth, inflation in the U.S. remained below the U.S. Federal Reserve’s 2% target. The Fed decided to delay interest rate hikes given the continued low inflation and slowing global growth, but is still considering raising rates before the end of the calendar year.
Slowing growth in China helped push down commodity prices and contributed to weakness in other emerging market economies that rely heavily on Chinese commodity consumption. The low level of inflation provides the Chinese government with room for additional accommodative monetary and fiscal policy, which we saw with the devaluing of the yuan.
Portfolio Strategy
Asset Allocation
The Portfolio maintained an overweight position in U.S. equities throughout the period based on our view that U.S. stocks offered a more attractive risk-reward profile than U.S. corporate bonds, given the backdrop of improving economic fundamentals and limited upside in the bond market due to historically low yields.
This position initially hurt performance as stocks pulled back sharply in the first half of October 2014 on fears of a global economic slowdown. We used the pullback as an opportunity to increase domestic equity exposure since the consumer-driven U.S. economy is better insulated from some of the issues affecting international economies. The move proved well-timed as large-cap U.S. equities rebounded sharply and finished the fourth quarter of 2014 up nearly 5 percent. Our overweight allocation to equities added value for most of the period but was more than offset by the negative impact from the steep decline in equities at the end of the third quarter of 2015. On balance, asset allocation detracted from performance over the full 12-month period.

CALVERT BALANCED PORTFOLIO
SEPTEMBER 30, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/15	12 MONTHS ENDED 9/30/15
Class A	-6.52%	-1.27%
Class C	-6.90%	-2.08%
Class I	-6.34%	-0.86%
Class Y	-6.43%	-1.13%

Russell 1000 Index	-6.72%	-0.61%
Balanced Composite Benchmark	-4.81%	0.58%
Lipper Mixed-Asset Target Alloc. Growth Funds Average	-6.49%	-2.48%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.
Balanced Composite benchmark is comprised of 60% Russell 1000 Index and 40% Barclays U.S. Credit Index.

CALVERT BALANCED PORTFOLIO
SEPTEMBER 30, 2015

ASSET ALLOCATION	% OF TOTAL INVESTMENTS
Equity Investments	61.7%
Bonds	35.4%
Short-Term Investments	2.9%
Total	100%

Overall, the Portfolio still benefited from having an equity allocation consisting primarily of U.S. stocks, which significantly outperformed international equities over the period.
Equity
Earlier in 2015, we made evolutionary adjustments to the equity sleeve by repositioning it to a more defensive stance given a more cautious macroeconomic outlook, which has an impact on factor selection and weights, as well as model and portfolio construction. We have been placing less emphasis on absolute level of dividends and reduced the sleeve’s debt-to-equity profile. In addition, value and quality factors are at high levels in the model as we anticipate a turn in the style performance away from growth and toward value over the next 6 to 12 months when, and if, the interest rate regime changes.
Our quantitative models drove stock selection during the period. Factors that focus on market sentiment and quality of

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earnings contributed positively to performance, while valuation factors lagged.
Our overweight in health care and underweights in energy and materials (the two worst performing sectors in the Russell 1000) benefited performance. Our stock selection in the information technology sector was positive, but it was challenged in the energy and consumer discretionary sectors.
Fixed Income
The fixed-income sleeve’s short relative duration was a detractor from performance as Treasury yields generally trended down from the two-year to the 30-year area of the yield curve.2 Asset allocation decisions, however, more than offset the drag from the shorter duration. In particular, an underweight to investment-grade credits and government-related securities (about 36 percentage points combined underweight on average) and allocations to out-of-benchmark structured securities and cash significantly added to return over the 12-month period. Performance attribution analysis shows a strong contribution to returns from asset allocation. The sleeve’s underweight to the energy sector (4.9% versus 18.1% average market weight) also contributed positively to returns. The Portfolio’s hedging strategy, which is used to manage interest-rate risk and yield-curve position and is partially implemented with Treasury futures, did not have a material impact on performance.
Outlook
Central banks around the globe have engaged in a concurrent, unprecedented effort to keep interest rates low in hopes of boosting economic activity. As a result, risky assets have appeared more attractive to investors and benefited from an expansion in earnings multiples over the last several years. Although valuations are far from extreme levels, they are well above historical long-term averages, making markets more vulnerable to shocks from some of the negative catalysts currently in the global economy. These include continued economic deceleration in China — a scenario that began to unfold in the third quarter of 2015.
We are worried that concurrent quantitative easing (QE) across multiple global economies could be less potent than that implemented in the U.S. after the financial crisis if these efforts effectively cancel each other out. Market enthusiasm for global QE may wane if robust economic recovery doesn’t follow, hindered by underlying structural economic and fiscal challenges in many economies, including Europe and Japan.
In our view, the probability of a hard economic landing for China is increasing. If this process occurs in a disorderly fashion, it may have a significant negative impact on both market sentiment and the global economy since China is the world’s second-largest economy and has a meaningful impact on corporate earnings streams globally.

We believe the U.S. economy can continue to grow, although the tough first quarter of 2015 caused by severe weather will have a negative impact on growth numbers for the year. The positive impact of lower oil prices should provide additional support to the economy. Despite our positive outlook on the U.S. economy in the medium-to-long run, we continue to be concerned about potential market jitters in the short term given recent data indicating softness globally. Large-cap stocks with relatively high percentages of profits exposed to foreign markets will most likely be more volatile in the next 12-month period as European and Asian economies continue to work through challenging growth environments, soft demand, and the impacts of a high dollar.
Note: for information on a recent portfolio manager change in the Portfolio and other changes, please see the supplement to the prospectus included at the end of this report.

Joshua Linder, CFA

Vishal Khanduja, CFA

Calvert Investments Team
October 2015

______________________________
2Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT BALANCED PORTFOLIO
SEPTEMBER 30, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CSIFX	-5.99%	7.03%	3.99%
Class C (with max. load)	CSGCX	-3.06%	7.19%	3.59%
Class I	CBAIX	-0.86%	8.59%	5.02%
Class Y	CBAYX	-1.13%	8.16%	4.54%
Russell 1000 Index		-0.61%	13.42%	6.95%
Balanced Composite Benchmark		0.58%	10.00%	6.94%
Lipper Mixed-Asset Target Alloc. Growth Funds Average		-2.48%	7.66%	4.99%

Calvert Balanced Portfolio first offered Class Y shares on April 30, 2013. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.18%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Vice President, Portfolio Manager and Head of Taxable Fixed Income

Matthew Duch Vice President, Portfolio Manager
Performance
The Calvert Bond Portfolio Class A shares (at NAV) returned 1.79% for the 12-month period ended September 30, 2015. The Portfolio outperformed its passive benchmark, the Barclays U.S. Credit Index, which returned 1.50% for the period, and the Lipper A Rated Corporate Debt Fund Average, which returned 1.61%.
Investment Process
Environmental, social, and governance considerations
The Calvert fixed-income investment team employs a relative value discipline across our investment portfolios. Broad macroeconomic analysis drives our long-term economic outlook. We then determine our highest investment convictions and allocate assets accordingly, possibly including investments outside our benchmarks. Our bottom-up security selection and sector weight targets result from integrating financial and nonfinancial fundamental analysis into our evaluation process. Effective October 1, 2015, the Fund (“Funds” for the Social Book) adopted The Calvert Principles for Responsible Investment. The Principles may be found at http://www.calvert.com/approach/how-we-invest/the-calvert-principles.
Market Review
Despite steady improvement in the labor market and strong housing data throughout the first half of 2015, a continuing deceleration in growth was evident in a manufacturing slowdown, a decline in business spending, and unimpressive retail sales. Rather than contributing to a surge in spending, the windfall from lower gas prices has led to an increase in personal savings, which rose to 5.4% from 4.7% in the first quarter. Economists cited disruption at West Coast ports and severe weather among the factors contributing to the weak manufacturing output, while a strong dollar was the catalyst for softer exports and weaker earnings for U.S. multinationals.
Oil prices recovered from their fourth-quarter slump and have stabilized around $45 per barrel. The calendar year began with energy companies racing to reduce their capital expenditures to control costs in light of the price decline. Despite the positive impact of lower oil prices on consumers, spending remained sluggish.
Globally, the macroeconomic picture remains one of anemic growth and low inflation or deflation. Aggressive monetary easing outside the U.S. — the European Central Bank (ECB) announced 60 billion euros per month of quantitative easing (QE) in January — pushed both global interest rates and non-U.S. dollar currencies lower. (The euro ended down 11.3% relative to the dollar for the first half of 2015.) U.S. interest rates rose for all maturities in the first half of the year. More recently, China’s slowing economy, uncertainty about the timing of U.S. Federal Reserve tightening, and collapsing commodity prices weighed heavily on global markets. In mid-August, China let the yuan depreciate. This move triggered doubt worldwide about the Chinese government’s ability to manage its slowing economy. Along with wild swings in the Chinese stock market, the devaluation caused a global sell-off in risk assets, particularly in emerging markets, currencies, and commodities. Global equities recorded one of their worst quarters since 2011.
In the U.S., the unemployment rate remained at 5.1% in September, a seven-year low. Gross domestic product increased in the second quarter by 3.7%, after an increase of only 0.6% in the first quarter. Inflation remains in check with the core personal consumption expenditure index up 1.8% in the second quarter, from 1.0% in the first quarter.

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CALVERT BOND PORTFOLIO
SEPTEMBER 30, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Corporate	52.8%
Financial Institutions	19.5%
Industrial	32.6%
Utility	0.7%
Equity Securities	0.1%
Funds	0.2%
Exchange-Traded Fund	0.2%
Government Related	2.7%
Agency	0.4%
Local Authority	2.0%
Supranational	0.3%
High Social Impact Investments	0.4%
Municipal	1.2%
Education	0.4%
Government Public Service	0.2%
Health Care	0.2%
Transportation	0.4%
Securitized	33.7%
Asset-Backed Securities	20.4%
Collateralized Mortgage	0.3%
Commercial Mortgage-Backed Securities	10.9%
Mortgage-Backed Pass-Through	2.1%
Short-Term Investments	3.2%
Treasury	5.7%
Total	100%

Despite the improving U.S. economy, the Federal Reserve did not raise interest rates in September because of recent global economic and financial developments. The weaker than expected September jobs report puts a 2015 rate hike in doubt. We continue to expect U.S. interest rates to remain low for the foreseeable future.
Portfolio Strategy
For the 12-month period ending September 30, 2015, outperformance of the Portfolio versus the passive benchmark was driven mainly by asset allocation and security selection decisions. Duration and yield-curve positioning detracted from performance.1 The Portfolio’s hedging strategy, which is used to manage interest-rate risk and yield-curve position and is partially implemented with Treasury futures, did not have a material impact on performance.
______________________________
1Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

CALVERT BOND PORTFOLIO
SEPTEMBER 30, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/15	12 MONTHS ENDED 9/30/15
Class A	-1.94%	1.79%
Class C	-2.38%	0.89%
Class I	-1.62%	2.36%
Class Y	-1.83%	2.06%
Barclays U.S. Credit Index	-2.37%	1.50%
Lipper A Rated Corporate Debt Funds Average	-2.18%	1.61%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

	30 DAYS ENDED
SEC YIELD	9/30/14	9/30/15
Class A	1.80%	2.61%
Class C	1.24%	1.86%
Class I	2.69%	3.22%
Class Y	2.27%	2.97%

The Portfolio’s allocation to securitized assets, including asset-backed securities and commercial mortgage-backed securities, broadly outperformed the benchmark. We continue to favor these sectors, which are not in the Portfolio’s benchmark, as a replacement for high quality, short-maturity, investment-grade corporates. Their relative value is very compelling and they reduce the Portfolio’s sensitivity to interest rate movements. Securitizations backed by nonperforming residential mortgage loans and consumer loans, most of which have significant credit enhancements, remain our top picks.
The Portfolio’s out-of-benchmark allocation to high-yield corporates was also a positive contributor to performance. Its conservative position in the sector outperformed both benchmark credits and the broader high-yield market. Underexposure to benchmark government-related sectors was a detractor. The Portfolio also benefited from overall under-allocation to the investment-grade corporate sector, which underperformed for the period. The Portfolio’s out-of-benchmark allocation to U.S. Treasuries was also a positive contributor to outperformance.
Security selection within the investment grade sector contributed positively to performance for the period. Securities were mainly chosen from the industrial subsector. Allocations to SBA Communications’ and Crown Castle International’s secured cell tower securities were notable

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contributors within the sector. Securities issued by Genworth Financial and Time Warner Cable detracted from performance.
In February 2015, we began tactically reducing our exposure to the U.S. money center banks on relative valuation and new-debt issuance concerns. Later in the year, we again sought to increase exposure to money center banks on attractive relative valuations. One area we find especially attractive is fixed-to-floating, callable, non-cumulative preferred securities issued by U.S. money center banks. These are hybrid instruments that share the qualities of both equity and debt securities and usually rank between the two in the bank capital structure. These securities can pay dividends at a fixed or floating rate. Although they do not have a set maturity date, most preferred securities are callable and can be redeemed by the issuer after a certain date (the “call date”), usually the end of their fixed-rate period. Issuers are more likely to redeem preferred securities that pay above-market interest rates, and replace them with new, lower-rated preferred securities.
The corporate bond market saw heavy issuance in July, bringing year-to-date issuance above $1 trillion, or about $125 billion more than at this time in 2014. The extra supply of bonds coupled with economic uncertainty has pushed credit spreads wider as higher concessions must be offered to entice investors.
Further spread widening could present attractive opportunities and we are already taking advantage of this with specific credits that we favor. We are remaining patient, however, and increasing our liquidity position in the meantime. We believe a portfolio barbell approach is appropriate. This involves increasing allocations to highly liquid securities (cash and Treasuries typically) while adding exposure to higher yielding assets.
Outlook
We expect U.S. economic growth to pick up from a rather weak first half of the year, but remain below its long-term average. Consumer spending, supported by lower energy prices and an improving employment picture, should continue to drive domestic activity, especially through housing and autos. This should help offset the drag from the strong dollar.
U.S. economic performance and monetary policy is likely to continue to diverge from the rest of the world. The ECB, for instance, is beginning full-scale QE while the Fed is nearing tightening after a more than six-year QE program. Eurozone growth has picked up, but the true success of the ECB easing will only become apparent over a longer time period. It remains to be seen if its relatively late start will ultimately require more easing. In the meantime, barring any deterioration in U.S. economic data, we see a strengthening dollar as likely.

Today’s lower energy prices have dampened inflation, which remains well below 2 percent. This will keep a lid on any potential move higher in long rates. We remain in the camp of those expecting low rates for longer and any meaningful Fed rate increases not happening until late 2015 or the first part of 2016. However, as the Federal Reserve moves to inch short rates higher, lower energy rates will be a catalyst for a flattening yield curve. We also see lower energy costs driving relative outperformance across several industries, both in investment-grade and high-yield markets.
Note: for information on a recent portfolio manager change in the Portfolio and other changes, please see the supplement to the prospectus included at the end of this report.

Vishal Khanduja, CFA

Matthew Duch

Calvert Investment Management, Inc.
October 2015

As of September 30, 2015, the following companies represented the following percentages of net assets: SBA Communications 0.00%, SBA Tower Trust 0.91%, Crown Castle International 0.91%, Genworth Financial 0.23%, and Time Warner Cable 0.21%. Holdings are subject to change.

14 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT BOND PORTFOLIO
SEPTEMBER 30, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CSIBX	-2.02%	2.26%	3.56%
Class C (with max. load)	CSBCX	-0.11%	2.20%	3.13%
Class I	CBDIX	2.36%	3.65%	4.58%
Class Y	CSIYX	2.06%	3.33%	4.15%
Barclays U.S. Credit Index		1.50%	4.09%	5.28%
Lipper A Rated Corporate Debt Funds Average		1.61%	3.71%	4.52%

Calvert Bond Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.12%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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PORTFOLIO MANAGEMENT DISCUSSION

Richard England, CFA of Atlanta Capital Management Company
Performance
For the 12-month period ended September 30, 2015, the Class A shares (at NAV) of the Calvert Equity Portfolio returned 4.57%. The benchmark, the S&P 500, declined 0.61%. Our strong performance was attributable to our moderate growth orientation and our stock selection and sector-weighting decisions, which were about equally beneficial.
Investment Process
The Fund invests primarily in the common stocks of U.S. large-cap companies with positive environmental, social, and governance attributes. The subadvisor, Atlanta Capital Management, focuses on high quality growth businesses with a history of earnings stability that are trading at attractive valuations. Effective October 1, 2015, the Fund (“Funds” for the Social Book) adopted The Calvert Principles for Responsible Investment. The Principles may be found at http://www.calvert.com/approach/how-we-invest/the-calvert-principles.
Market Review
There’s not likely any more easy money to be made in this cycle. After roughly tripling from the trough in early 2009, the market has moved little in the last 12 months. The popular press, for the most part, attributes the market’s difficulty in pressing higher to exogenous events like the Greek debt showdown, the Chinese stock market, or congressional gridlock. All these factors and others have no doubt contributed to the volatility we’ve seen, but there’s probably a simpler explanation. As we flagged in last year’s letter, a significant slowing in earnings growth and what we believed to be fairly full valuations were causes for concern. These concerns have proven to be well-founded and are the primary causes of the stagnation in the market in the past year, in our view.
In fact, earnings growth has been somewhat slower than we expected and the market’s return has come up short. There have been three major causes of disappointing earnings: the fallout from the collapse in the price of oil, a stronger dollar, and weakness in several emerging market economies. As is often the case, these factors are interrelated.
On the surface, it might seem that a big drop in oil prices would be a boon for the economy and corporate earnings. While it’s true that a price drop reduces expenditures for consumers and many businesses, the decline has had a big negative effect on the purchase of capital equipment from companies with ties to the oil and gas business. For purposes of tallying up corporate earnings, this decline in capital purchasing has a much larger impact than cost savings for consumers and businesses.
The U.S. economy is in better shape than most others around the globe and that has driven significant dollar appreciation over the last 12 months. This has two effects, both of which have contributed to softening earnings prospects. First, the stronger dollar has the effect of making U.S. manufacturers less competitive and thus hurts sales and profits. Second, since approximately 35% of S&P 500 earnings come from overseas, those foreign profits are translated back into fewer dollars when our currency is strong.
The final factor slicing into corporate profits is slowed growth in emerging market economies. Here, China gets all the attention but Brazil, Russia, and much of Southeast Asia are weak, too. While the amount of exposure to these economies among big U.S. companies varies greatly, at the margin this has dampened profits as well.
The net result of all this has been earnings growth slowing to essentially zero over the last couple of quarters. In this context, it’s not terribly surprising that the market has stalled out and has been vulnerable to the volatility we’ve seen over the summer and into the fall.
One consequence of slower growth and compressing earnings is that the market has been fairly narrow. That is, in a world where growth has been hard to come by, investors have crowded into a limited number of stocks, largely those with strong organic growth prospects. If you own lots of these stocks, your portfolio has performed very well. If you do not, outperforming is nearly impossible. One of the reasons the market became vulnerable to a correction is that many of these stocks were bid up to fully valued levels.

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CALVERT EQUITY PORTFOLIO
SEPTEMBER 30, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	15.9%
Consumer Staples	15.4%
Energy	3.5%
Financials	9.3%
Health Care	14.2%
High Social Impact Investments	0.4%
Industrials	6.6%
Information Technology	27.7%
Limited Partnership Interest	0.5%
Materials	2.9%
Short-Term Investments	2.1%
Venture Capital	1.5%
Total	100%

Portfolio Strategy
The narrowness of the market described above has led to growth-style investments greatly outperforming value investments over the last 12 months. The gap between those style factors means that the spread in performance among the various sectors over the trailing year has been huge. While the overall market has been roughly flat over the period, performance ranges from a nearly 30% decline for the energy sector to an over 10% or so gain for the consumer discretionary sector. The relative performance of the sectors matches up tightly with degree of exposure to earnings risk, a stronger dollar, and emerging markets.
While we spend a lot more time analyzing the attractiveness of individual stocks than making sector bets, over the last 12 months the weights we held in the various sectors were solidly additive to our relative performance. Our overweight of consumer discretionary and significant underweight to the energy sector had the greatest positive impacts.
Your portfolio benefited from our strong stock selection as well as our weighting decisions in the last year. We had notable winners in a variety of sectors. Starbucks, CVS Health, and Lowe’s are all consumer-facing and logged big returns. Starbucks continues to execute exceptionally well, broadening its food offering and more recently rolling out a traffic-enhancing mobile ordering system. Lowe’s is a key beneficiary of the continuing housing recovery. CVS’s consistent earnings delivery is a result of leading positions in both retail pharmacy and the pharmacy benefit manager space. We were cheerleaders for this combination when it was announced many years ago. The company further rose in our estimation when it announced last fall that it would pull all tobacco products from its stores. Significant contributors from other sectors included Visa, Cigna, Apple, and Google.

CALVERT EQUITY PORTFOLIO
SEPTEMBER 30, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/15	12 MONTHS ENDED 9/30/15
Class A	-3.80%	4.57%
Class C	-4.16%	3.82%
Class I	-3.57%	5.06%
Class Y	-3.68%	4.89%

S&P 500 Index	-6.18%	-0.61%
Lipper Large-Cap Growth Funds Average	-5.71%	2.08%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Alphabet, Inc.		5.5%
CVS Health Corp.		4.8%
Visa, Inc., Class A		4.7%
Apple, Inc.		4.3%
Lowe's Co.'s, Inc.		4.0%
Wells Fargo & Co.		3.2%
Express Scripts Holding Co.		3.1%
American Express Co.		3.1%
Bristol-Myers Squibb Co.		2.9%
Danaher Corp.		2.9%
Total		38.5%

Biogen was one stock that did not perform as we expected. While this was a strong performer early in the year, we added to our position at the wrong time on excitement over a potential Alzheimer’s drug candidate. That potential catalyst still could materialize but that will be a ways off, and in the meantime, softness in a key existing drug brought the stock down in the last few months. We remain believers. Other disappointing performers included Qualcomm Technologies, Michael Kors, and American Express.
Outlook
The last few months have seen a significant uptick in volatility and a decline in the market averages that we’ve been concerned about for well over a year. As earnings growth slowed, relatively high valuations and an approaching end to the Federal Reserve’s extreme accommodation left the market increasingly vulnerable. The market loathes uncertainty and between the Fed’s vacillations, softer emerging market economies, fear of a stronger dollar, and

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renewed weakness in oil, something had to give. It’s very hard to know if there’s more of this correction ahead.
That’s the bad news. The good news is that economic cycles and bull markets don’t end because they reach a certain age or travel a certain distance. An intervention is usually required, and that has historically been the Fed stepping on the brakes, trying to put the inflation genie back in the bottle. The 25-basis point first step that has been much debated is nowhere near enough to throttle back the economy.
Market corrections have historically interrupted bull market runs, and then faded as the market gets back on track. That’s what we believe is happening now in the early fall of 2015. A significantly bigger downturn in the market would most likely require a recession, and we believe a recession is very improbable.
Market fundamentals have softened a bit as economic growth keeps getting pushed into the future, but we believe that the correction has made stocks modestly more attractive. That is especially true for the high-quality stocks that populate your portfolio. However, a major run-up in stock prices would most likely require a step up in the perception of global growth. While global monetary conditions certainly are compatible with a prediction of better growth around the corner, there are still enough question marks in the outlook that we believe modest market appreciation is the best forecast for the intermediate term. The Calvert Equity Portfolio remains positioned to provide protection against a more negative outcome and solid participation in the outcome we believe is most likely.
Note: for information on a recent portfolio manager change in the Portfolio and other changes, please see the supplement to the prospectus included at the end of this report.
Atlanta Capital Management
October 2015

As of September 30, 2015, the following companies represented the following percentages of net assets: Starbucks 2.23%, CVS Health 4.81%, Lowe’s 3.99%, Visa 4.65%, Cigna 2.22%, Apple 4.30%, Google 0.00%, Biogen 2.30%, Qualcomm Technologies 1.20%, Michael Kors 0.00%, and American Express 3.05%. Holdings are subject to change.

18 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT EQUITY PORTFOLIO
SEPTEMBER 30, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CSIEX	-0.40%	11.07%	6.66%
Class C (with max. load)	CSECX	2.82%	11.35%	6.38%
Class I	CEYIX	5.08%	12.75%	7.76%
Class Y	CIEYX	4.89%	12.56%	7.43%
S&P 500 Index		-0.61%	13.34%	6.80%
Lipper Large-Cap Growth Funds Average		2.08%	13.01%	7.08%

Calvert Equity Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.17%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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PORTFOLIO MANAGEMENT DISCUSSION

Joshua Linder, CFA Portfolio Manager

Christopher Madden, CFA Portfolio Manager
Performance
Calvert Large Cap Core Fund Class A shares (at NAV) declined 2.42% for the 12-month period ended September 30, 2015, compared with the Russell 1000 Index, which declined 0.61%. The Fund’s relative underperformance was due to challenging stock selection in the energy and consumer discretionary sectors.
Investment Process
Our investment process focuses on sustainable businesses with attractive valuations and environmental, social, and governance (ESG) characteristics, generous dividend yields, reasonable growth prospects, stable quality of earnings and cash flows, and market support.
This remains a high-conviction portfolio of 34 stocks, with 42% of the portfolio in the Fund’s top 10 holdings and an active share of 88 percent. Effective October 1, 2015, the Fund (“Funds” for the Social Book) adopted The Calvert Principles for Responsible Investment. The Principles may be found at http://www.calvert.com/approach/how-we-invest/the-calvert-principles.
Market Review
Improving economic conditions in the United States compared with a stagnating or deteriorating growth outlook in much of the rest of the world helped domestic equities outperform international equity markets over the reporting period. Despite an initial positive reaction by European financial markets following the quantitative easing announcement by the European Central Bank (ECB), there are already signs the eurozone economic recovery may have a hard time accelerating. Further signs of an economic slowdown in China and concerns about the ability of the Chinese government to engineer a soft economic landing weighed on emerging market stocks throughout the period and contributed to the broader sell-off in equities at the end of the third quarter of 2015.
For the 12-month period ended September 30, 2015, the S&P 500 and Russell 1000 both declined 0.61% while the MSCI EAFE Investable Market Index (IMI) and MSCI Emerging Markets Index declined 7.16% and 18.98%, respectively. The Russell 2000 returned 1.25%. The Barclays U.S. Credit Index returned 1.50%.
A wide range of U.S. macroeconomic data improved over the year. Most importantly, the job market was relatively healthy for most of the 12-month period, adding an average of 237,000 jobs per month. This helped push the unemployment rate down to 5.1%, though this was driven in part by a declining labor force participation rate and has not yet been accompanied by meaningful wage growth.
The price of crude oil declined by 50% during the period. With lower commodity prices, a stronger dollar, and little wage growth, inflation in the U.S. remained below the U.S. Federal Reserve’s 2% target. The Fed decided to delay interest rate hikes given the continued low inflation and slowing global growth, but is still considering raising rates before the end of the calendar year.
Slowing growth in China helped push down commodity prices and contributed to weakness in other emerging market economies that rely heavily on Chinese commodity consumption. The low level of inflation provides the Chinese government with room for additional accommodative monetary and fiscal policy, which we saw with the devaluing of the yuan.

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CALVERT LARGE CAP CORE PORTFOLIO
SEPTEMBER 30, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	11.6%
Consumer Staples	9.1%
Energy	3.0%
Financials	20.1%
Health Care	16.4%
Industrials	13.7%
Information Technology	16.2%
Short-Term Investments	6.4%
Telecommunication Services	3.5%
Total	100%

Portfolio Strategy
Several factors contributed to the Fund’s performance during the period. The Fund remained relatively stable during the past 12 months with about 17% turnover and many of the same stocks held in the Fund throughout the period.
Earlier in 2015, we made evolutionary adjustments to the Fund by repositioning it to a more defensive stance given a more cautious macroeconomic outlook, which impacts factor selection and weights, as well as model and portfolio construction. We have been placing less emphasis on absolute level of dividends and reduced the Fund’s debt-to-equity profile. In addition, value and quality factors are at high levels in the model as we anticipate a turn in the style performance away from growth and toward value over the next 6 to 12 months if, as expected, the interest rate regime changes.
Our quantitative models drove stock selection during the period. Factors that focus on market sentiment and quality of earnings contributed positively to performance, while valuation factors lagged.
Our overweight in health care and underweights in energy and materials (the two worst performing sectors in the Russell 1000) benefited performance. Our stock selection in the information technology sector was positive, but it was challenged in the energy and consumer discretionary sectors.
Information technology stock DST Systems, up 27% in the period,1 was a positive contributor. DST provides fund accounting and record-keeping services to mutual funds as well as software that pharmacies use for health claims. DST has bought back almost half its shares since 2005.

______________________________
1All returns reflect the period a holding was in the Fund.

CALVERT LARGE CAP CORE PORTFOLIO
SEPTEMBER 30, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/15	12 MONTHS ENDED 9/30/15
Class A	-8.78%	-2.42%
Class C	-9.13%	-3.17%
Class I	-8.56%	-2.05%
Class Y	-8.73%	-2.37%

Russell 1000 Index	-6.72%	-0.61%
Lipper Large-Cap Core Funds Average	-7.09%	-2.20%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Apple, Inc.		6.2%
Wells Fargo & Co.		5.0%
Johnson & Johnson		4.8%
American Financial Group, Inc.		4.4%
McKesson Corp.		3.8%
FedEx Corp.		3.7%
Western Union Co. (The)		3.5%
Capital One Financial Corp.		3.5%
Cisco Systems, Inc.		3.5%
Unilever NV, NY Shares		3.2%
Total		41.6%

It grows by adding assets to its proprietary exchange-traded funds and by adding customers in health care as more Americans have health insurance. DST earns high marks for efficient energy use and programs to develop its workforce, including an employee stock ownership plan, linking individual and company success.
Another positive contributor was Time Warner Cable, up 28%. Time Warner provides high-speed video, Internet, and phone service to customers through its own infrastructure. The company agreed to be purchased by fellow cable operator Charter Communications. The Fund’s strategy leads us to benefit from merger and acquisition activity, as we seek high-quality companies generating strong cash flows. If the stock market does not recognize these companies’ value, strategic buyers often will. Time Warner has good ESG stewardship, including reducing power consumption in set-top boxes.

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Denbury Resources, which uses CO2 sequestration in the production of oil and natural gas, was a negative contributor during the period. Falling oil prices hurt the stock. Another poor performing stock was Viacom, which owns movie and TV studios, as well as TV channels such as Nickelodeon and MTV. Viacom has been hurt by steep ratings declines at those two networks, as younger viewers are moving to other forms of entertainment. Viacom is making strong progress toward reducing energy consumption through steps such as replacing incandescent lights and installing motion sensors.
Outlook
Central banks around the globe have engaged in a concurrent, unprecedented effort to keep interest rates low in hopes of boosting economic activity. As a result, risky assets have appeared more attractive to investors and benefited from an expansion in earnings multiples over the last several years. Although valuations are far from extreme levels, they are well above historical long-term averages, making markets more vulnerable to shocks from some of the negative catalysts currently in the global economy. These include continued economic deceleration in China — a scenario that began to unfold in the third quarter of 2015.
We are worried that concurrent quantitative easing (QE) across multiple global economies could be less potent than that implemented in the U.S. after the financial crisis if these efforts effectively cancel each other out. Market enthusiasm for global QE may wane if robust economic recovery doesn’t follow, hindered by underlying structural economic and fiscal challenges in many economies, including Europe and Japan.
In our view, the probability of a hard economic landing for China is increasing. If this process occurs in a disorderly fashion, it may have a significant negative impact on both market sentiment and the global economy since China is the world’s second-largest economy and has a meaningful impact on corporate earnings streams globally.

We believe the U.S. economy can continue to grow, although the tough first quarter of 2015 caused by severe weather will have a negative impact on growth numbers for the year. The positive impact of lower oil prices should provide additional support to the economy. Despite our positive outlook on the U.S. economy in the medium-to-long run, we continue to be concerned about potential market jitters in the short term given recent data indicating softness globally. Large-cap stocks with relatively high percentages of profits exposed to foreign markets will most likely be more volatile in the next 12-month period as European and Asian economies continue to work through challenging growth environments, soft demand, and the impacts of a high dollar.
Note: for information on a recent portfolio manager change in the Fund and other changes, please see the supplement to the prospectus included at the end of this report.

Joshua Linder, CFA

Christopher Madden

Calvert Investment Management, Inc.
October 2015

As of September 30, 2015, the following companies represented the following percentages of net assets: DST Systems 3.02%, Time Warner Cable 3.17% Denbury Resources 0.51%, and Viacom 0.81%. Holdings are subject to change.

22 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT LARGE CAP CORE PORTFOLIO
SEPTEMBER 30, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CMIFX	-7.09%	9.94%	4.27%
Class C (with max. load)	CMICX	-4.19%	10.08%	3.88%
Class I	CMIIX	-2.05%	11.58%	5.29%
Class Y	CLYCX	-2.37%	11.08%	4.80%
Russell 1000 Index		-0.61%	13.42%	6.95%
Lipper Large-Cap Core Funds Average		-2.20%	11.82%	6.02%

Calvert Large Cap Core Portfolio first offered Class Y shares on April 30, 2013. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.30%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BALANCED	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/15	ENDING ACCOUNT VALUE 9/30/15	EXPENSES PAID DURING PERIOD* 4/1/15 - 9/30/15
Class A
Actual	1.13%	$1,000.00	$934.80	$5.48
Hypothetical (5% return per year before expenses)	1.13%	$1,000.00	$1,019.40	$5.72
Class C
Actual	1.93%	$1,000.00	$931.00	$9.34
Hypothetical (5% return per year before expenses)	1.93%	$1,000.00	$1,015.39	$9.75
Class I
Actual	0.65%	$1,000.00	$936.60	$3.16
Hypothetical (5% return per year before expenses)	0.65%	$1,000.00	$1,021.81	$3.29
Class Y
Actual	0.95%	$1,000.00	$935.70	$4.61
Hypothetical (5% return per year before expenses)	0.95%	$1,000.00	$1,020.31	$4.81

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

24 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

BOND	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/15	ENDING ACCOUNT VALUE 9/30/15	EXPENSES PAID DURING PERIOD* 4/1/15 - 9/30/15
Class A
Actual	1.04%	$1,000.00	$980.60	$5.16
Hypothetical (5% return per year before expenses)	1.04%	$1,000.00	$1,019.85	$5.27
Class C
Actual	1.90%	$1,000.00	$976.20	$9.41
Hypothetical (5% return per year before expenses)	1.90%	$1,000.00	$1,015.54	$9.60
Class I
Actual	0.52%	$1,000.00	$983.80	$2.59
Hypothetical (5% return per year before expenses)	0.52%	$1,000.00	$1,022.46	$2.64
Class Y
Actual	0.83%	$1,000.00	$981.70	$4.12
Hypothetical (5% return per year before expenses)	0.83%	$1,000.00	$1,020.91	$4.20

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

EQUITY	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/15	ENDING ACCOUNT VALUE 9/30/15	EXPENSES PAID DURING PERIOD* 4/1/15 - 9/30/15
Class A
Actual	1.08%	$1,000.00	$962.00	$5.31
Hypothetical (5% return per year before expenses)	1.08%	$1,000.00	$1,019.65	$5.47
Class C
Actual	1.86%	$1,000.00	$958.40	$9.13
Hypothetical (5% return per year before expenses)	1.86%	$1,000.00	$1,015.74	$9.40
Class I
Actual	0.63%	$1,000.00	$964.30	$3.10
Hypothetical (5% return per year before expenses)	0.63%	$1,000.00	$1,021.91	$3.19
Class Y
Actual	0.85%	$1,000.00	$963.20	$4.18
Hypothetical (5% return per year before expenses)	0.85%	$1,000.00	$1,020.81	$4.31

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED) 25

LARGE CAP CORE	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/15	ENDING ACCOUNT VALUE 9/30/15	EXPENSES PAID DURING PERIOD* 4/1/15 - 9/30/15
Class A
Actual	1.17%	$1,000.00	$912.20	$5.61
Hypothetical (5% return per year before expenses)	1.17%	$1,000.00	$1,019.20	$5.92
Class C
Actual	1.92%	$1,000.00	$908.70	$9.19
Hypothetical (5% return per year before expenses)	1.92%	$1,000.00	$1,015.44	$9.70
Class I
Actual	0.71%	$1,000.00	$914.40	$3.41
Hypothetical (5% return per year before expenses)	0.71%	$1,000.00	$1,021.51	$3.60
Class Y
Actual	1.07%	$1,000.00	$912.70	$5.13
Hypothetical (5% return per year before expenses)	1.07%	$1,000.00	$1,019.70	$5.42

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

26 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Calvert Social Investment Fund:
We have audited the accompanying statements of assets and liabilities of the Calvert Balanced Portfolio, Calvert Bond Portfolio, Calvert Equity Portfolio, and Calvert Large Cap Core Portfolio (collectively, the “Funds”), each a series of Calvert Social Investment Fund, as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Balanced Portfolio, Calvert Bond Portfolio, Calvert Equity Portfolio, and Calvert Large Cap Core Portfolio as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 25, 2015

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 27

CALVERT BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2015

	SHARES	VALUE ($)
EQUITY SECURITIES - 61.2%
Air Freight & Logistics - 3.1%
FedEx Corp.	105,883	15,245,034
United Parcel Service, Inc., Class B	48,878	4,823,770
		20,068,804

Automobiles - 1.9%
Toyota Motor Corp. (ADR)	105,869	12,416,316

Banks - 3.2%
Wells Fargo & Co.	400,629	20,572,299

Biotechnology - 1.7%
Amgen, Inc.	80,482	11,132,270

Communications Equipment - 2.2%
Cisco Systems, Inc.	542,704	14,245,980

Consumer Finance - 2.2%
Capital One Financial Corp. (s)	198,342	14,383,762

Diversified Financial Services - 1.3%
Moody's Corp.	86,582	8,502,352

Diversified Telecommunication Services - 2.3%
AT&T, Inc.	388,003	12,641,138
BT Group plc (ADR)	36,259	2,311,511
		14,952,649

Energy Equipment & Services - 1.6%
National Oilwell Varco, Inc.	272,872	10,273,631

Food & Staples Retailing - 2.0%
CVS Health Corp.	132,310	12,765,269

Health Care Equipment & Supplies - 2.0%
St. Jude Medical, Inc.	205,830	12,985,815

	SHARES	VALUE ($)
Health Care Providers & Services - 2.4%
McKesson Corp.	83,512	15,452,225

Household Products - 1.8%
Kimberly-Clark Corp.	105,267	11,478,314

Industrial Conglomerates - 1.6%
Danaher Corp.	121,602	10,361,706

Insurance - 6.1%
Allianz SE (ADR)	152,856	2,389,139
American Financial Group, Inc.	266,127	18,338,812
Prudential Financial, Inc.	143,576	10,941,927
Travelers Co.'s, Inc. (The)	77,853	7,748,709
		39,418,587

IT Services - 4.2%
DST Systems, Inc.	118,627	12,472,443
Western Union Co. (The)	787,827	14,464,504
		26,936,947

Machinery - 4.1%
Cummins, Inc.	83,400	9,055,572
Deere & Co.	114,220	8,452,280
Dover Corp.	154,679	8,844,545
		26,352,397

Media - 5.6%
Omnicom Group, Inc.	159,410	10,505,119
Time Warner Cable, Inc.	73,091	13,110,332
Time Warner, Inc.	133,461	9,175,444
Viacom, Inc., Class B	77,918	3,362,162
		36,153,057

Oil, Gas & Consumable Fuels - 0.4%
Denbury Resources, Inc.	891,363	2,174,926

Personal Products - 2.1%
Unilever NV, NY Shares	328,430	13,202,886

28 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	SHARES	VALUE ($)
Pharmaceuticals - 4.3%
Johnson & Johnson	213,570	19,936,760
Roche Holding AG (ADR)	242,960	8,005,532
		27,942,292

Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	236,641	26,101,502

Venture Capital - 1.0%
Agraquest, Inc., Contingent Deferred Distribution (b)(i)*	1	67,429
CFBanc Corp. (b)(i)*	27,000	462,596
Community Bank of the Bay *	4,000	18,360
Consensus Orthopedics, Inc.:
Common Stock(b)(i)*	180,877	—
Series A-1, Preferred(b)(i)*	420,683	—
Series B, Preferred(b)(i)*	348,940	—
Series C, Preferred(b)(i)*	601,710	164,911
Kickboard:
Common(a)(b)(i)*	169,932	33,568
Series A, Preferred(a)(b)(i)*	1,560,476	385,328
LearnZillion, Inc.:
Series A, Preferred(b)(i)*	169,492	100,000
Series A-1, Preferred(b)(i)*	108,678	134,761
Lumni, Inc., Series B, Preferred (b)(i)*	17,265	127,416
MACH Energy:
Common(b)(i)*	20,536	2,264
Series A, Preferred(b)(i)*	27,977	14,302
Series B, Preferred(b)(i)*	26,575	17,546
Neighborhood Bancorp (b)(i)*	10,000	—
Seventh Generation, Inc. (b)(i)*	150,222	4,574,970
Wild Planet Entertainment, Contingent Deferred Distribution (b)(i)*	1	21,841
Wind Harvest Co., Inc. (b)(i)*	8,696	—
		6,125,292

Wireless Telecommunication Services - 0.0%
NII Holdings, Inc.*	15,747	102,513

Total Equity Securities (Cost $395,681,586)		394,101,791

	ADJUSTED BASIS ($)	VALUE ($)
VENTURE CAPITAL LIMITED PARTNERSHIP INTEREST - 0.2%
Coastal Venture Partners (b)(i)*	57,944	65,989
Commons Capital (b)(i)*	327,358	151,236
First Analysis Private Equity Fund IV (b)(i)*	143,899	644,176
GEEMF Partners LP (a)(b)(i)*	—	64,783
Global Environment Emerging Markets Fund (b)(i)*	—	227,318
Infrastructure and Environmental Private Equity Fund III (b)(i)*	—	—
Labrador Ventures III (b)(i)*	305,585	13,283
New Markets Growth Fund LLC (b)(i)*	225,646	—
Solstice Capital (b)(i)*	7,494	76,877

Total Venture Capital Limited Partnership Interest (Cost $1,067,926)		1,243,662

	PRINCIPAL AMOUNT ($)	VALUE ($)
VENTURE CAPITAL DEBT OBLIGATIONS - 0.2%
Kickboard Bridge Note, 8.00%, 6/30/16 (a)(b)(i)	41,000	41,000
Rose Smart Growth Investment Fund I LP, 6.545%, 4/1/21 (b)(i)	1,000,000	1,051,837

Total Venture Capital Debt Obligations (Cost $1,041,000)		1,092,837

ASSET-BACKED SECURITIES - 7.7%
ALM XII Ltd., 2.639%, 4/16/27 (e)(r)	1,000,000	997,800
American Credit Acceptance Receivables Trust:
2.84%, 5/15/19 (e)	366,259	367,383
2.39%, 11/12/19 (e)	400,000	400,876
American Homes 4 Rent:
2.75%, 6/17/31 (e)(r)	1,000,000	960,360
3.786%, 10/17/36 (e)	1,280,517	1,333,834
4.691%, 10/17/45	500,000	505,830
Apidos CLO XXI:
2.977%, 7/18/27 (e)(r)	800,000	767,680
3.827%, 7/18/27 (e)(r)	300,000	280,800

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 29

	PRINCIPAL AMOUNT ($)	VALUE ($)
CAL Funding II Ltd.:
3.47%, 10/25/27 (e)	177,083	179,259
3.35%, 3/27/28 (e)	1,275,000	1,290,815
California Republic Auto Receivables Trust, 1.18%, 8/15/17 (e)	51,136	51,143
CAM Mortgage LLC, 4.75%, 7/15/64 (e)(r)	1,000,000	995,892
Capital Automotive REIT, 3.66%, 10/15/44 (e)	1,000,000	1,017,343
Carfinance Capital Auto Trust, 3.15%, 8/15/19 (e)	750,000	759,529
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	1,561,175	1,616,886
CLI Funding V LLC, 3.29%, 6/18/29 (e)	693,990	698,611
Conn's Receivables Funding LLC, 4.565%, 9/15/20	1,000,000	994,800
Dell Equipment Finance Trust, 1.80%, 6/22/20 (e)	850,000	847,957
Dryden 40 Senior Loan Fund, 4.026%, 8/15/28 (e)(r)	500,000	473,450
Element Rail Leasing I LLC:
2.299%, 4/19/44 (e)	236,064	234,894
3.668%, 4/19/44 (e)	600,000	616,661
4.406%, 4/19/44 (e)	700,000	724,264
Element Rail Leasing II LLC, 3.585%, 2/19/45 (e)	1,100,000	1,118,137
Exeter Automobile Receivables Trust, 1.49%, 11/15/17 (e)	46,204	46,231
Ford Credit Auto Owner Trust/Ford Credit, 2.41%, 11/15/25 (e)	400,000	403,317
FRS I LLC, 3.08%, 4/15/43 (e)	776,400	787,700
GLC Trust, 3.00%, 7/15/21 (e)	410,319	408,883
Global SC Finance II SRL, 2.98%, 4/17/28 (e)	1,509,083	1,521,204
Invitation Homes Trust:
1.60%, 12/17/30 (e)(r)	100,000	97,821
3.357%, 6/17/32 (e)(r)	1,800,000	1,738,622
2.957%, 8/17/32 (e)(r)	400,000	394,622
Magnetite VI Ltd.:
2.937%, 9/15/23 (e)(r)	700,000	684,250
3.937%, 9/15/23 (e)(r)	400,000	389,840
MVW Owner Trust, 2.15%, 4/22/30 (e)	234,924	235,317
Oak Hill Advisors Residential Loan Trust, 4.00%, 4/25/54 (e)(r)	400,000	396,596
OneMain Financial Issuance Trust:
2.43%, 6/18/24 (e)	1,990,000	1,989,992
2.57%, 7/18/25 (e)	700,000	698,414
RenewFund Receivables Trust, 3.51%, 4/15/25 (e)	724,432	721,896

	PRINCIPAL AMOUNT ($)	VALUE ($)
RMAT LLC:
2015-1, 4.09%, 7/27/20 (e)(r)	832,093	832,621
2015-NPL1, 3.75%, 5/25/55 (e)(r)	543,290	539,704
SBA Tower Trust, 3.869%, 10/15/49 (e)(r)	1,000,000	1,017,449
Selene Non-Performing Loans LLC, 2.981%, 5/25/54 (e)(r)	1,219,726	1,209,251
Sierra Timeshare Receivables Funding LLC:
2.70%, 10/20/30 (e)	202,220	203,482
2.40%, 6/20/31 (e)	782,073	780,588
2.80%, 10/20/31 (e)	304,260	305,929
SoFi Professional Loan Program LLC, 2.55%, 8/27/29 (e)	815,605	819,408
SolarCity LMC:
Series I LLC, 4.80%, 11/20/38 (e)	863,304	925,614
Series II LLC, 4.59%, 4/20/44 (e)	558,393	569,338
Series III LLC, 4.02%, 7/20/44 (e)	865,190	852,601
Series III LLC, 5.44%, 7/20/44 (e)	1,925,282	1,992,474
Springleaf Funding Trust, 3.62%, 11/15/24 (e)	600,000	602,208
STORE Master Funding LLC, 4.21%, 4/20/44 (e)	1,092,667	1,128,834
Sunrun Callisto Issuer LLC, 5.38%, 7/20/45 (e)	594,611	603,590
SVO VOI Mortgage LLC, 2.00%, 9/20/29 (e)	408,787	407,187
TAL Advantage V LLC:
2.83%, 2/22/38 (e)	400,500	403,177
3.55%, 11/20/38 (e)	490,000	491,349
4.625%, 11/20/38 (e)	1,878,333	1,872,511
3.51%, 2/22/39 (e)	883,750	888,187
3.97%, 5/20/39 (e)	173,333	173,151
Tricon American Homes Series 2015-SFR1 Trust, 3.707%, 5/17/32 (e)(r)	200,000	189,421
US Residential Opportunity Fund III Trust, 3.721%, 1/27/35 (e)	544,434	543,602
VML LLC, 3.875%, 4/27/54 (e)(r)	462,415	460,566
VOLT XXVII LLC, 3.375%, 8/27/57 (e)(r)	471,523	471,063
VOLT XXX LLC, 3.625%, 10/25/57 (e)(r)	919,408	918,091
VOLT XXXVIII LLC, 3.875%, 9/25/45	500,000	499,580

30 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
Wendys Funding LLC, 2015-1:
3.371%, 6/15/45 (e)	1,300,000	1,306,386
4.08%, 6/15/45 (e)	900,000	907,994

Total Asset-Backed Securities (Cost $49,504,766)		49,664,265
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 0.7%
Bellemeade Re Ltd., 4.489%, 7/25/25 (e)(r)	500,000	501,250
Fannie Mae Connecticut Avenue Securities:
CAS 2014-C02 1M2, 2.794%, 5/25/24 (r)	1,200,000	1,058,048
CAS 2014-C03 2M2, 3.094%, 7/25/24 (r)	700,000	635,202
CAS 2014-C03 1M2, 3.194%, 7/25/24 (r)	600,000	542,725
CAS 2015-C03 1M2, 5.194%, 7/25/25 (r)	1,550,000	1,545,336
LSTAR Securities Investment Trust, 2.199%, 5/1/20 (e)(r)	471,692	463,249

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $4,944,568)		4,745,810

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.1%
CDGJ Commercial Mortgage Trust, 2.057%, 12/15/27 (e)(r)	800,000	794,662
Citigroup Commercial Mortgage Trust, 3.598%, 9/15/17 (e)(r)	600,000	590,121
COMM Mortgage Trust:
2.554%, 6/11/27 (e)(r)	800,000	793,792
2.20%, 6/8/30 (e)(r)	950,000	948,421
3.307%, 6/15/34 (e)(r)	500,000	496,393
EQTY INNS Mortgage Trust, 3.65%, 5/8/31 (e)(r)	1,100,000	1,088,567
Extended Stay America Trust:
3.604%, 12/5/31 (e)	820,000	825,167
3.902%, 12/5/31 (e)	300,000	301,779
GS Mortgage Securities Trust, 3.79%, 1/10/31 (e)	400,000	389,302
Hilton USA Trust:
2.954%, 11/5/30 (e)(r)	339,985	339,612
Class CFX, 3.714%, 11/5/30 (e)	400,000	401,174
Class EFX, 4.602%, 11/5/30 (e)(r)	700,000	706,782

	PRINCIPAL AMOUNT ($)	VALUE ($)
JP Morgan Chase Commercial Mortgage Securities Trust:
3.771%, 6/10/27 (e)	550,000	572,623
3.931%, 6/10/27 (e)(r)	400,000	407,290
3.807%, 6/15/29 (e)(r)	900,000	892,364
Morgan Stanley Capital I Trust Series 2014-CPT:
Class F, 3.56%, 7/13/29 (e)(r)	410,000	389,036
Class G, 3.56%, 7/13/29 (e)(r)	280,000	268,433
Motel 6 Trust, 5.279%, 2/5/30 (e)	1,250,000	1,228,619
ORES NPL LLC:
6.00%, 3/27/24 (e)	600,000	600,000
3.081%, 9/25/25 (e)	75,811	75,622
PFP III Ltd., 1.629%, 6/14/31 (e)(r)	176,116	176,008
WFLD Mortgage Trust, 3.88%, 8/10/31 (e)(r)	850,000	858,500
WFRBS Commercial Mortgage Trust, 3.497%, 8/15/47 (e)	330,000	267,190

Total Commercial Mortgage-Backed Securities (Cost $13,434,911)		13,411,457

CORPORATE BONDS - 19.1%
Agilent Technologies, Inc., 3.20%, 10/1/22	600,000	597,789
Alliance Mortgage Investments, Inc., 12.61%, 6/1/20 (b)(r)(x)*	385,345	—
Amazon.com, Inc., 3.80%, 12/5/24	600,000	614,174
America Movil SAB de CV, 1.336%, 9/12/16 (r)	500,000	499,869
American Airlines Pass Through Trust, 7.00%, 7/31/19 (e)	892,803	944,139
American Tower Corp.:
3.45%, 9/15/21	600,000	602,709
4.00%, 6/1/25	300,000	292,716
Amgen, Inc.:
3.625%, 5/22/24	75,000	75,220
5.15%, 11/15/41	800,000	822,198
4.40%, 5/1/45	200,000	183,632
Apple, Inc.:
2.50%, 2/9/25	200,000	189,974
3.20%, 5/13/25	300,000	301,842
3.45%, 2/9/45	780,000	660,332
AT&T, Inc.:
3.875%, 8/15/21	1,025,000	1,064,538
4.50%, 5/15/35	400,000	365,926
4.35%, 6/15/45	725,000	622,289
4.75%, 5/15/46	200,000	183,259

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 31

	PRINCIPAL AMOUNT ($)	VALUE ($)
Autodesk, Inc., 1.95%, 12/15/17	600,000	603,611
Bank of America Corp.:
1.196%, 4/1/19 (r)	300,000	300,205
2.25%, 4/21/20	1,975,000	1,945,831
4.20%, 8/26/24	500,000	499,642
3.95%, 4/21/25	1,000,000	972,835
3.875%, 8/1/25	2,200,000	2,230,560
4.25%, 10/22/26	435,000	430,048
Bank of America NA:
5.30%, 3/15/17	1,200,000	1,260,588
0.637%, 6/15/17 (r)	1,500,000	1,489,782
Becton Dickinson and Co., 3.125%, 11/8/21	250,000	251,715
Bed Bath & Beyond, Inc., 5.165%, 8/1/44	700,000	662,996
Canadian National Railway Co., 1.45%, 12/15/16	150,000	150,926
Capital One Bank:
2.25%, 2/13/19	400,000	398,578
3.375%, 2/15/23	1,200,000	1,167,196
Capital One NA, 2.35%, 8/17/18	650,000	651,810
CBS Corp., 3.50%, 1/15/25	600,000	577,844
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%, 12/15/17	600,000	604,202
Cisco Systems, Inc., 5.50%, 1/15/40	250,000	291,476
CIT Group, Inc.:
5.00%, 5/15/17	700,000	717,500
5.25%, 3/15/18	1,975,000	2,029,312
Citigroup, Inc.:
2.50%, 9/26/18	1,600,000	1,621,246
5.95%, 8/15/20, floating rate thereafter to 12/29/49 (r)	330,000	325,463
5.90%, 2/15/23, floating rate thereafter to 12/29/49 (r)	480,000	468,000
3.75%, 6/16/24	250,000	254,277
3.875%, 3/26/25	1,000,000	971,811
4.40%, 6/10/25	1,200,000	1,206,882
4.45%, 9/29/27	550,000	547,034
Comcast Corp.:
3.375%, 8/15/25	900,000	906,922
4.60%, 8/15/45	300,000	306,660
Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	300,000	329,413
Credit Acceptance Corp.:
6.125%, 2/15/21	400,000	394,000
7.375%, 3/15/23 (e)	600,000	613,500

	PRINCIPAL AMOUNT ($)	VALUE ($)
Crown Castle Towers LLC:
3.663%, 5/15/25 (e)	450,000	438,642
4.883%, 8/15/40 (e)	1,300,000	1,404,226
3.222%, 5/15/42 (e)	250,000	243,750
CVS Health Corp.:
3.875%, 7/20/25	500,000	515,404
4.875%, 7/20/35	200,000	209,854
5.125%, 7/20/45	550,000	591,224
CVS Pass-Through Trust, 6.036%, 12/10/28	970,603	1,096,404
Danaher Corp.:
3.35%, 9/15/25	230,000	234,617
4.375%, 9/15/45	230,000	237,892
DDR Corp.:
4.75%, 4/15/18	500,000	529,119
3.625%, 2/1/25	600,000	571,825
Delta Air Lines Pass Through Trust, 6.20%, 1/2/20	286,571	309,496
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.:
3.95%, 1/15/25	500,000	490,411
6.375%, 3/1/41	600,000	642,845
Discover Financial Services:
3.85%, 11/21/22	750,000	742,828
3.95%, 11/6/24	300,000	295,248
Doric Nimrod Air Alpha Pass Through Trust, 6.125%, 11/30/21 (e)	311,600	322,506
Doric Nimrod Air Finance Alpha Ltd. Pass Through Trust, 5.125%, 11/30/24 (e)	336,246	350,412
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	200,000	204,632
Dun & Bradstreet Corp. (The), 3.25%, 12/1/17	600,000	609,235
Eaton Corp.:
1.50%, 11/2/17	500,000	499,443
2.75%, 11/2/22	600,000	583,936
Embarq Corp., 7.082%, 6/1/16	1,000,000	1,027,070
Enterprise Products Operating LLC:
4.85%, 8/15/42	200,000	176,202
4.85%, 3/15/44	300,000	267,440
7.034%, 1/15/68, floating rate thereafter to 1/15/68 (r)	1,250,000	1,318,750
ERP Operating LP, 4.625%, 12/15/21	300,000	326,969
Experian Finance plc, 2.375%, 6/15/17 (e)	600,000	603,289
Ford Motor Co., 4.75%, 1/15/43	250,000	234,513

32 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
Ford Motor Credit Co. LLC:
2.145%, 1/9/18	250,000	249,149
1.239%, 11/4/19 (r)	600,000	581,903
3.157%, 8/4/20	310,000	309,645
3.219%, 1/9/22	700,000	677,526
4.134%, 8/4/25	350,000	348,414
Frontier Communications Corp.:
10.50%, 9/15/22 (e)	1,030,000	1,004,250
6.875%, 1/15/25	350,000	276,500
General Mills, Inc., 3.15%, 12/15/21	1,500,000	1,528,933
Genworth Holdings, Inc., 4.80%, 2/15/24	755,000	566,250
Gilead Sciences, Inc., 3.70%, 4/1/24	500,000	511,633
GlaxoSmithKline Capital, Inc., 2.80%, 3/18/23	600,000	592,867
Grupo Bimbo SAB de CV:
3.875%, 6/27/24 (e)	500,000	484,230
4.875%, 6/27/44 (e)	500,000	439,160
Hanesbrands, Inc., 6.375%, 12/15/20	800,000	828,000
Harley-Davidson Financial Services, Inc., 2.70%, 3/15/17 (e)	1,100,000	1,121,483
Home Depot, Inc. (The):
2.70%, 4/1/23	600,000	595,976
4.20%, 4/1/43	600,000	605,929
Host Hotels & Resorts LP, 3.75%, 10/15/23	600,000	587,270
HP Enterprise, 2.85%, 10/5/18	370,000	369,526
Illinois Tool Works, Inc., 3.90%, 9/1/42	300,000	288,343
Intel Corp.:
3.70%, 7/29/25	300,000	307,788
4.90%, 7/29/45	300,000	310,550
JPMorgan Chase & Co.:
2.35%, 1/28/19	1,100,000	1,108,683
2.75%, 6/23/20	900,000	907,702
3.625%, 5/13/24	1,700,000	1,723,610
3.875%, 9/10/24	900,000	891,400
3.125%, 1/23/25	1,300,000	1,254,640
3.90%, 7/15/25	600,000	611,113
4.25%, 10/1/27	550,000	547,749
Kohl's Corp.:
4.25%, 7/17/25	800,000	801,399
5.55%, 7/17/45	810,000	793,507
Kraft Heinz Foods Co., 5.20%, 7/15/45 (e)	575,000	608,953

	PRINCIPAL AMOUNT ($)	VALUE ($)
Laboratory Corp. of America Holdings:
3.60%, 2/1/25	300,000	290,420
4.70%, 2/1/45	300,000	274,120
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	400,000	420,000
Latam Airlines 2015-1 Pass-Through Trust B, 4.50%, 8/15/25 (e)	480,000	456,000
Liberty Mutual Group, Inc., 4.25%, 6/15/23 (e)	1,600,000	1,654,763
Life Technologies Corp., 6.00%, 3/1/20	500,000	570,974
Masco Corp.:
4.45%, 4/1/25	200,000	202,500
6.50%, 8/15/32	350,000	358,750
Massachusetts Institute of Technology, 3.959%, 7/1/38	300,000	310,015
Merck & Co., Inc.:
2.75%, 2/10/25	500,000	486,670
3.70%, 2/10/45	250,000	229,374
Methanex Corp.:
3.25%, 12/15/19	600,000	598,857
5.65%, 12/1/44	1,190,000	1,104,027
Microsoft Corp., 2.70%, 2/12/25	600,000	587,944
Morgan Stanley:
2.20%, 12/7/18	600,000	605,571
2.375%, 7/23/19	1,000,000	1,000,105
1.435%, 1/27/20 (r)	600,000	604,494
2.80%, 6/16/20	2,200,000	2,212,450
4.00%, 7/23/25	725,000	740,945
5.00%, 11/24/25	1,300,000	1,382,190
3.95%, 4/23/27	300,000	288,923
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (e)	500,000	502,651
NBCUniversal Media LLC:
4.375%, 4/1/21	500,000	547,787
4.45%, 1/15/43	500,000	497,929
Nissan Motor Acceptance Corp.:
2.65%, 9/26/18 (e)	500,000	510,509
2.35%, 3/4/19 (e)	650,000	658,345
North American Development Bank, 2.40%, 10/26/22	600,000	594,201
Penske Truck Leasing Co. LP / PTL Finance Corp.:
3.20%, 7/15/20 (e)	500,000	505,646
3.375%, 2/1/22 (e)	1,000,000	977,343

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 33

	PRINCIPAL AMOUNT ($)	VALUE ($)
Pentair Finance SA:
1.35%, 12/1/15	600,000	600,355
1.875%, 9/15/17	1,200,000	1,186,892
3.625%, 9/15/20	600,000	607,501
PepsiCo, Inc.:
2.75%, 3/5/22	300,000	301,488
2.75%, 3/1/23	300,000	298,271
Perrigo Co. plc, 5.30%, 11/15/43	300,000	298,587
Perrigo Finance plc, 3.50%, 12/15/21	600,000	592,384
PNC Bank NA, 2.70%, 11/1/22	1,000,000	964,591
Post Holdings, Inc., 6.75%, 12/1/21 (e)	550,000	550,000
ProLogis LP, 6.875%, 3/15/20	253,000	294,129
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	400,000	418,000
Prudential Financial, Inc.:
3.50%, 5/15/24	500,000	502,706
4.60%, 5/15/44	300,000	302,555
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	500,000	477,243
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	600,000	621,051
Rogers Communications, Inc.:
3.00%, 3/15/23	600,000	577,250
5.00%, 3/15/44	600,000	607,951
SBA Tower Trust, 3.722%, 4/15/48 (e)	1,100,000	1,111,345
Southwest Airlines Co., 2.75%, 11/6/19	500,000	509,494
Sprint Communications, Inc., 6.00%, 12/1/16	1,000,000	985,625
Sprint Corp.:
7.25%, 9/15/21	100,000	81,875
7.625%, 2/15/25	525,000	406,547
Stanley Black & Decker, Inc., 2.90%, 11/1/22	600,000	594,989
State Street Corp., 3.10%, 5/15/23	300,000	295,450
SUPERVALU, Inc., 6.75%, 6/1/21	650,000	630,500
Telefonica Emisiones SAU:
3.992%, 2/16/16	600,000	606,254
3.192%, 4/27/18	600,000	613,669
Terraform Global Operating LLC, 9.75%, 8/15/22 (e)	1,235,000	991,087
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	300,000	315,649
Thomson Reuters Corp.:
3.85%, 9/29/24	300,000	300,000
5.65%, 11/23/43	300,000	324,761
Time Warner Cable, Inc., 4.00%, 9/1/21	400,000	408,000

	PRINCIPAL AMOUNT ($)	VALUE ($)
Time Warner, Inc.:
4.05%, 12/15/23	400,000	411,538
5.375%, 10/15/41	500,000	524,688
4.90%, 6/15/42	500,000	499,020
TJX Cos., Inc. (The):
2.75%, 6/15/21	600,000	610,541
2.50%, 5/15/23	600,000	581,006
Tyco Electronics Group SA:
2.35%, 8/1/19	300,000	302,132
3.45%, 8/1/24	300,000	304,022
United Airlines Pass Through Trust:
5.375%, 2/15/23	818,675	839,141
4.75%, 10/11/23	380,000	380,000
United Parcel Service, Inc., 2.45%, 10/1/22	500,000	490,771
US Bancorp, 2.95%, 7/15/22	500,000	497,429
Verizon Communications, Inc.:
3.50%, 11/1/24	1,800,000	1,769,778
4.862%, 8/21/46	2,800,000	2,625,596
Viacom, Inc.:
3.875%, 4/1/24	1,375,000	1,289,042
5.25%, 4/1/44	500,000	436,499
Virgin Australia Trust:
6.00%, 4/23/22 (e)	731,005	749,280
5.00%, 4/23/25 (e)	377,106	392,190
Vornado Realty LP, 2.50%, 6/30/19	700,000	702,190
Walgreens Boots Alliance, Inc.:
2.70%, 11/18/19	600,000	608,098
3.80%, 11/18/24	500,000	497,327
Whirlpool Corp.:
3.70%, 3/1/23	500,000	502,204
3.70%, 5/1/25	500,000	496,648
Yara International ASA, 7.875%, 6/11/19 (e)	500,000	584,410

Total Corporate Bonds (Cost $124,065,045)		122,757,986

FLOATING RATE LOANS(d) - 0.3%
Albertson's Holdings LLC:
5.00%, 8/25/19 (r)	487,500	487,256
5.50%, 8/25/21 (r)	1,192,954	1,193,090
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (r)	462,273	459,331

Total Floating Rate Loans (Cost $2,133,262)		2,139,677

34 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.6%
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17 (b)(i)(r)	4,266,666	4,133,640

Total High Social Impact Investments (Cost $4,266,666)		4,133,640

MUNICIPAL OBLIGATIONS - 0.7%
Connecticut Special Tax Obligation Revenue Bonds, 5.459%, 11/1/30	400,000	462,744
Los Angeles California Unified School District GO Bonds, 5.75%, 7/1/34	800,000	958,224
New York City GO Bonds, 5.206%, 10/1/31	1,275,000	1,427,860
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.767%, 8/1/36	1,000,000	1,208,540
New York State Dormitory Authority Revenue Bonds, 5.289%, 3/15/33	500,000	581,400

Total Municipal Obligations (Cost $4,698,712)		4,638,768

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.1%
Overseas Private Investment Corp., 3.22%, 9/15/29	900,000	923,907

Total U.S. Government Agencies and Instrumentalities (Cost $900,000)		923,907

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 3.2%
United States Treasury Bonds, 3.00%, 5/15/45	5,520,000	5,648,942
United States Treasury Notes:
0.625%, 8/31/17	1,920,000	1,919,925
1.00%, 9/15/18	2,620,000	2,626,005
1.375%, 8/31/20	2,650,000	2,653,106
1.375%, 9/30/20	255,000	254,960
1.875%, 8/31/22	900,000	907,617
2.00%, 8/15/25	6,795,000	6,759,082

Total U.S. Treasury Obligations (Cost $20,663,219)		20,769,637
EXCHANGE-TRADED PRODUCTS - 0.1%
SPDR Barclays High Yield Bond ETF	18,000	641,880

Total Exchange-Traded Products (Cost $688,468)		641,880

TIME DEPOSIT - 2.9%
State Street Bank Time Deposit, 0.088%, 10/1/15	18,450,538	18,450,538

Total Time Deposit (Cost $18,450,538)		18,450,538

TOTAL INVESTMENTS (Cost $641,540,667) - 99.1%		638,715,855
Other assets and liabilities, net - 0.9%		5,829,894
NET ASSETS - 100.0%		$644,545,749

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
2 Year U.S. Treasury Notes	8	12/15	$1,752,250	$1,237
Ultra U.S. Treasury Bonds	136	12/15	21,815,250	(43,780)
Total Purchased				($42,543)
Sold:
5 Year U.S. Treasury Notes	(90)	12/15	$10,846,406)	($15,568)
10 Year U.S. Treasury Notes	(105)	12/15	(13,517,109)	(25,023)
Total Sold				($40,591)

See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 35

NOTES TO SCHEDULE OF INVESTMENTS
(a)	Affiliated company.
(b)	This security was valued under the direction of the Board of Trustees. See Note A.
(d)
Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2015. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(i)	Restricted securities represent 2.0% of the net assets of the Portfolio.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2015.
(s)
2,500 shares of Capital One Financial Corp. held by the Balanced Portfolio have been soft segregated in order to cover outstanding commitments to certain limit partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
*	Non-income producing security.
Abbreviations:
ADR:	American Depositary Receipt
CLO:	Collateralized Loan Obligations
ETF:	Exchange-Traded Fund
GO:	General Obligation
Ltd.:	Limited
LLC:	Limited Liability Corporation
LP:	Limited Partnership
plc:	Public Limited Company
REIT:	Real Estate Investment Trust
See notes to financial statements.

36 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2015

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 23.9%
ALM XII Ltd., 2.639%, 4/16/27 (e)(r)	3,500,000	3,492,300
American Credit Acceptance Receivables Trust:
2.84%, 5/15/19 (e)	1,320,550	1,324,600
2.39%, 11/12/19 (e)	1,450,000	1,453,177
American Homes 4 Rent:
2.75%, 6/17/31 (e)(r)	3,500,000	3,361,260
3.786%, 10/17/36 (e)	4,334,058	4,514,515
Apidos CLO XXI:
2.977%, 7/18/27 (e)(r)	2,800,000	2,686,880
3.827%, 7/18/27 (e)(r)	1,300,000	1,216,800
CAL Funding II Ltd., 3.35%, 3/27/28 (e)	3,750,000	3,796,515
CAM Mortgage LLC 2015-1, 4.75%, 7/15/64 (e)(r)	5,000,000	4,979,460
Capital Automotive REIT, 3.66%, 10/15/44 (e)	3,350,000	3,408,099
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	5,197,500	5,382,973
CLI Funding V LLC, 3.29%, 6/18/29 (e)	2,428,965	2,445,140
Dell Equipment Finance Trust, 1.80%, 6/22/20 (e)	3,000,000	2,992,791
Dryden 40 Senior Loan Fund, 4.026%, 8/15/28 (e)(r)	1,750,000	1,657,075
Element Rail Leasing I LLC:
2.299%, 4/19/44 (e)	865,569	861,277
3.668%, 4/19/44 (e)	1,900,000	1,952,759
4.406%, 4/19/44 (e)	2,200,000	2,276,259
Element Rail Leasing II LLC, 3.585%, 2/19/45 (e)	3,983,000	4,048,672
FRS I LLC:
3.08%, 4/15/43 (e)	3,566,586	3,618,497
3.96%, 4/15/43 (e)	3,987,186	4,049,768
GCAT LLC, 2015-1, 3.625%, 5/26/20 (e)(r)	3,478,631	3,476,416
GLC II Trust, 4.00%, 12/18/20 (e)	3,227,834	3,238,809
GLC Trust, 3.00%, 7/15/21 (e)	1,384,827	1,379,981
Global SC Finance II SRL, 2.98%, 4/17/28 (e)	2,692,083	2,713,706
GMAT Trust, 5.00%, 2/25/44 (e)(r)	2,800,000	2,794,266
Invitation Homes Trust:
1.60%, 12/17/30 (e)(r)	300,000	293,462
2.90%, 12/17/30 (e)(r)	2,400,000	2,312,887
3.357%, 6/17/32 (e)(r)	5,450,000	5,264,160

	PRINCIPAL AMOUNT ($)	VALUE ($)
3.907%, 6/17/32 (e)(r)	3,650,000	3,484,545
2.957%, 8/17/32 (e)(r)	1,400,000	1,381,176
Madison Park Funding XVII Ltd., 3.179%, 7/21/27 (e)(r)	2,000,000	1,952,800
Magnetite VI Ltd.:
2.937%, 9/15/23 (e)(r)	2,000,000	1,955,000
3.937%, 9/15/23 (e)(r)	2,400,000	2,339,040
MVW Owner Trust, 2.15%, 4/22/30 (e)	829,730	831,119
Navitas Equipment Receivables LLC, 1.95%, 11/15/16 (e)	459,297	459,320
Oak Hill Advisors Residential Loan Trust, 4.00%, 4/25/54 (e)(r)	1,200,000	1,189,789
OneMain Financial Issuance Trust:
2.43%, 6/18/24 (e)	6,800,000	6,799,973
2.57%, 7/18/25 (e)	2,400,000	2,394,562
Oxford Finance Funding Trust, 3.475%, 12/15/22 (e)	2,400,000	2,393,520
RenewFund Receivables Trust, 3.51%, 4/15/25 (e)	2,716,618	2,707,110
RMAT LLC, 4.09%, 7/27/20 (e)(r)	1,468,400	1,469,331
RMAT LLC, 2015-NPL1, 3.75%, 5/25/55 (e)(r)	1,810,966	1,799,014
SBA Tower Trust, 3.869%, 10/15/49 (e)(r)	3,300,000	3,357,582
Selene Non-Performing Loans LLC, 2.981%, 5/25/54 (e)(r)	4,878,904	4,837,004
Sierra Timeshare Receivables Funding LLC:
2.66%, 8/20/29 (e)	940,042	945,506
2.70%, 10/20/30 (e)	698,577	702,939
2.40%, 6/20/31 (e)	2,450,494	2,445,843
2.80%, 10/20/31 (e)	4,125,764	4,148,393
Skopos Auto Receivables Trust 2015-1, 3.10%, 12/15/23 (e)	688,414	688,414
SLM Private Education Loan Trust, 3.00%, 5/16/44 (e)	2,000,000	1,989,020
SoFi Professional Loan Program LLC, 2.55%, 8/27/29 (e)	2,817,544	2,830,682
SolarCity LMC:
Series I LLC, 4.80%, 11/20/38 (e)	3,453,215	3,702,455
Series III LLC, 4.02%, 7/20/44 (e)	3,076,230	3,031,471
Series III LLC, 5.44%, 7/20/44 (e)	6,257,165	6,475,540
Spirit Master Funding LLC, 4.629%, 1/20/45 (e)	5,000,000	5,118,500
SpringCastle America Funding LLC, 5.59%, 10/25/33 (e)	900,000	916,020

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 37

	PRINCIPAL AMOUNT ($)	VALUE ($)
Springleaf Funding Trust, 3.62%, 11/15/24 (e)	2,100,000	2,107,728
Stewart Park CLO Ltd. 2015-1, 3.174%, 4/15/26 (e)(r)	3,000,000	2,933,700
STORE Master Funding LLC, 4.21%, 4/20/44 (e)	3,874,000	4,002,229
SVO VOI Mortgage LLC, 2.00%, 9/20/29 (e)	2,330,087	2,320,967
SWAY Residential Trust, 1.507%, 1/17/32 (e)(r)	4,956,497	4,899,180
TAL Advantage V LLC:
3.55%, 11/20/38 (e)	1,715,000	1,719,722
3.51%, 2/22/39 (e)	3,198,333	3,214,392
3.97%, 5/20/39 (e)	606,667	606,028
3.27%, 11/21/39 (e)	2,200,000	2,230,230
4.15%, 11/21/39 (e)	916,667	929,280
Tricon American Homes Trust, 3.707%, 5/17/32 (e)(r)	600,000	568,264
Trinity Rail Leasing LP, 3.525%, 1/15/43 (e)	4,000,000	4,031,600
US Residential Opportunity Fund Trust, 3.721%, 1/27/35 (e)	2,268,475	2,265,008
VML LLC, 3.875%, 4/27/54 (e)(r)	1,464,315	1,458,459
VOLT XXVII LLC, 3.375%, 8/27/57 (e)(r)	1,493,157	1,491,699
VOLT XXX LLC, 3.625%, 10/25/57 (e)(r)	3,034,047	3,029,702
Wendys Funding LLC:
3.371%, 6/15/45	4,700,000	4,723,086
4.08%, 6/15/45	3,650,000	3,682,419

Total Asset-Backed Securities (Cost $198,841,447)		199,551,865

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 2.2%
Bellemeade Re Ltd., 4.489%, 7/25/25 (e)(r)	1,500,000	1,503,750
Fannie Mae Connecticut Avenue Securities:
CAS 2014-C02 1M2, 2.799%, 5/25/24 (r)	4,200,000	3,703,169
CAS 2014-C03 2M2, 3.094%, 7/25/24 (r)	2,600,000	2,359,321
CAS 2014-C03 1M2, 3.194%, 7/25/24 (r)	2,700,000	2,442,263
CAS 2015-C02 1M2, 4.194%, 5/25/25 (r)	4,000,000	3,809,352
CAS 2015-C03 1M2, 5.194%, 7/25/25 (r)	1,500,000	1,495,487

	PRINCIPAL AMOUNT ($)	VALUE ($)
Freddie Mac Structured Agency Credit Risk Debt Notes, 1.644%, 11/25/23 (r)	1,265,266	1,266,625
LSTAR Securities Investment Trust, 2.199%, 5/1/20 (e)(r)	1,886,769	1,852,996

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $19,338,324)		18,432,963

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.4%
Bear Stearns Commercial Mortgage Trust, 3.107%, 5/15/32 (e)(r)	1,100,000	1,090,011
BWAY Mortgage Trust, 2.809%, 3/10/33 (e)	2,000,000	2,028,544
CDGJ Commercial Mortgage Trust, 2.057%, 12/15/27 (e)(r)	2,800,000	2,781,318
Citigroup Commercial Mortgage Trust, 3.598%, 9/15/17 (e)(r)	2,900,000	2,852,251
COMM Mortgage Trust:
2.554%, 6/11/27 (e)(r)	2,700,000	2,679,048
2.20%, 6/8/30 (e)(r)	3,500,000	3,494,183
EQTY Mortgage Trust, 3.65%, 5/8/31 (e)(r)	3,600,000	3,562,582
Extended Stay America Trust:
3.604%, 12/5/31	5,000,000	5,031,505
4.171%, 12/5/31 (e)(r)	2,800,000	2,825,270
GRACE Mortgage Trust, 3.71%, 6/10/28 (e)(r)	400,000	386,564
GS Mortgage Securities Trust, 3.79%, 1/10/31 (e)	1,400,000	1,362,556
Hilton USA Trust:
3.714%, 11/5/30	1,200,000	1,203,522
4.602%, 11/5/30 (e)(r)	3,700,000	3,735,846
JP Morgan Chase Commercial Mortgage Securities Trust:
3.771%, 6/10/27 (e)	1,750,000	1,821,983
3.931%, 6/10/27 (e)(r)	1,200,000	1,221,869
3.807%, 6/15/29 (e)(r)	3,000,000	2,974,548
Morgan Stanley Capital I Trust, 3.56%, 7/13/29 (e)(r)	960,000	920,343
Motel 6 Trust:
3.644%, 2/5/30 (e)	3,000,000	3,004,038
5.279%, 2/5/30 (e)	4,300,000	4,226,448
ORES NPL LLC:
6.00%, 3/27/24 (e)	2,000,000	2,000,000
3.081%, 9/25/25 (e)	303,244	302,486
PFP III Ltd., 1.629%, 6/14/31 (e)(r)	616,407	616,029

38 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
WFLD Mortgage Trust, 3.88%, 8/10/31 (e)(r)	2,700,000	2,727,000
WFRBS Commercial Mortgage Trust, 3.497%, 8/15/47 (e)	980,000	793,473

Total Commercial Mortgage-Backed Securities (Cost $53,884,164)		53,641,417

CORPORATE BONDS - 49.7%
Agilent Technologies, Inc., 3.20%, 10/1/22	2,000,000	1,992,630
Air Lease Corp., 4.50%, 1/15/16	4,882,000	4,906,410
Alliance Mortgage Investments, Inc., 12.61%, 6/1/20 *(b)(r)(x)	481,681	—
Amazon.com, Inc., 3.80%, 12/5/24	2,000,000	2,047,248
America Movil SAB de CV, 4.375%, 7/16/42	1,000,000	897,370
American Airlines Pass Through Trust, 7.00%, 7/31/19 (e)	3,262,424	3,450,013
American National Red Cross, 5.567%, 11/15/17	1,500,000	1,615,965
American Tower Corp.:
3.45%, 9/15/21	2,650,000	2,661,965
4.70%, 3/15/22	1,500,000	1,576,929
4.00%, 6/1/25	1,350,000	1,317,221
Amgen, Inc.:
3.625%, 5/22/24	350,000	351,026
3.125%, 5/1/25	1,000,000	957,500
5.15%, 11/15/41	900,000	924,972
4.40%, 5/1/45	500,000	459,081
Apple, Inc.:
2.50%, 2/9/25	700,000	664,909
3.20%, 5/13/25	1,500,000	1,509,212
3.45%, 2/9/45	2,350,000	1,989,461
AT&T, Inc.:
3.875%, 8/15/21	3,180,000	3,302,665
4.35%, 6/15/45	2,650,000	2,274,574
4.75%, 5/15/46	800,000	733,038
Bank of America Corp.:
2.25%, 4/21/20	6,550,000	6,453,263
4.20%, 8/26/24	1,550,000	1,548,890
3.95%, 4/21/25	6,000,000	5,837,010
3.875%, 8/1/25	7,600,000	7,705,572
4.25%, 10/22/26	3,170,000	3,133,910
Bank of America NA, 5.30%, 3/15/17	9,400,000	9,874,606
Becton Dickinson and Co., 3.125%, 11/8/21	1,475,000	1,485,116

	PRINCIPAL AMOUNT ($)	VALUE ($)
Bed Bath & Beyond, Inc., 5.165%, 8/1/44	2,000,000	1,894,274
Capital One Bank:
2.25%, 2/13/19	1,000,000	996,445
3.375%, 2/15/23	4,000,000	3,890,652
Capital One NA, 2.35%, 8/17/18	2,360,000	2,366,573
CBS Corp., 3.50%, 1/15/25	2,100,000	2,022,455
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.849%, 4/15/23	1,000,000	996,486
Cisco Systems, Inc., 5.50%, 1/15/40	500,000	582,951
CIT Group, Inc.:
4.25%, 8/15/17	1,000,000	1,012,500
5.25%, 3/15/18	3,875,000	3,981,562
Citigroup, Inc.:
2.50%, 9/26/18	5,200,000	5,269,051
5.95%, 8/15/20, floating rate thereafter to 12/29/49 (r)	1,200,000	1,183,500
5.90%, 2/15/23, floating rate thereafter to 12/29/49 (r)	1,720,000	1,677,000
3.75%, 6/16/24	1,000,000	1,017,109
3.875%, 3/26/25	4,400,000	4,275,968
4.40%, 6/10/25	5,400,000	5,430,969
4.45%, 9/29/27	2,100,000	2,088,675
Comcast Corp.:
3.375%, 8/15/25	3,450,000	3,476,534
4.60%, 8/15/45	1,350,000	1,379,970
Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	1,675,000	1,839,222
Credit Acceptance Corp.:
6.125%, 2/15/21	1,580,000	1,556,300
7.375%, 3/15/23 (e)	2,500,000	2,556,250
Crown Castle Towers LLC:
3.663%, 5/15/25 (e)	1,500,000	1,462,140
5.495%, 1/15/37 (e)	3,000,000	3,084,351
4.883%, 8/15/40 (e)	2,000,000	2,160,348
3.222%, 5/15/42 (e)	900,000	877,500
CVS Health Corp.:
3.875%, 7/20/25	1,780,000	1,834,838
4.875%, 7/20/35	740,000	776,461
5.125%, 7/20/45	1,810,000	1,945,665
CVS Pass-Through Trust, 6.036%, 12/10/28	2,239,853	2,530,163
Danaher Corp.:
3.35%, 9/15/25	830,000	846,660
4.375%, 9/15/45	830,000	858,481
DDR Corp.:
4.75%, 4/15/18	3,000,000	3,174,711
3.625%, 2/1/25	3,100,000	2,954,427

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 39

	PRINCIPAL AMOUNT ($)	VALUE ($)
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	1,000,000	1,012,500
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.:
3.95%, 1/15/25	4,000,000	3,923,288
6.375%, 3/1/41	1,800,000	1,928,534
Discover Bank, 8.70%, 11/18/19	948,000	1,132,588
Discover Financial Services:
3.85%, 11/21/22	2,435,000	2,411,714
3.95%, 11/6/24	1,500,000	1,476,242
Doric Nimrod Air Finance Alpha Ltd. Pass Through Trust, 6.50%, 5/30/21 (e)	634,143	661,533
Dr Pepper Snapple Group, Inc.:
2.00%, 1/15/20	1,000,000	983,990
3.20%, 11/15/21	1,000,000	1,023,162
2.70%, 11/15/22	1,000,000	971,472
Dun & Bradstreet Corp. (The), 3.25%, 12/1/17	800,000	812,313
Eaton Corp.:
2.75%, 11/2/22	1,400,000	1,362,516
4.15%, 11/2/42	500,000	461,556
Embarq Corp., 7.082%, 6/1/16	4,000,000	4,108,280
Enterprise Products Operating LLC:
4.85%, 8/15/42	1,300,000	1,145,314
7.034%, 1/15/68, floating rate thereafter to 1/15/68 (r)	8,505,000	8,972,775
ERP Operating LP, 4.625%, 12/15/21	1,300,000	1,416,866
Ford Motor Co., 4.75%, 1/15/43	850,000	797,343
Ford Motor Credit Co. LLC:
2.145%, 1/9/18	650,000	647,788
3.157%, 8/4/20	1,870,000	1,867,857
3.219%, 1/9/22	2,500,000	2,419,735
4.134%, 8/4/25	1,280,000	1,274,199
Frontier Communications Corp.:
10.50%, 9/15/22 (e)	4,575,000	4,460,625
6.875%, 1/15/25	1,300,000	1,027,000
Genworth Holdings, Inc., 4.80%, 2/15/24	2,535,000	1,901,250
Gilead Sciences, Inc., 3.70%, 4/1/24	1,200,000	1,227,919
GlaxoSmithKline Capital, Inc.:
2.80%, 3/18/23	1,000,000	988,112
4.20%, 3/18/43	1,000,000	997,872
Grupo Bimbo SAB de CV:
4.50%, 1/25/22 (e)	3,000,000	3,100,500
3.875%, 6/27/24 (e)	1,200,000	1,162,152
4.875%, 6/27/44 (e)	1,200,000	1,053,984

	PRINCIPAL AMOUNT ($)	VALUE ($)
Hanesbrands, Inc., 6.375%, 12/15/20	2,843,000	2,942,505
Harland Clarke Holdings Corp., 9.75%, 8/1/18 (e)	2,000,000	2,060,000
Home Depot, Inc. (The):
2.70%, 4/1/23	2,000,000	1,986,586
4.20%, 4/1/43	2,000,000	2,019,764
Host Hotels & Resorts LP, 3.75%, 10/15/23	1,700,000	1,663,933
HP Enterprise, 2.85%, 10/5/18 (e)	1,350,000	1,348,272
Illinois Tool Works, Inc., 3.90%, 9/1/42	1,000,000	961,142
Intel Corp.:
3.70%, 7/29/25	900,000	923,364
4.90%, 7/29/45	900,000	931,651
Johnson Controls, Inc., 3.625%, 7/2/24	600,000	583,588
JPMorgan Chase & Co.:
2.35%, 1/28/19	4,600,000	4,636,312
2.75%, 6/23/20	3,500,000	3,529,953
3.625%, 5/13/24	5,800,000	5,880,550
3.875%, 9/10/24	2,500,000	2,476,110
3.125%, 1/23/25	4,800,000	4,632,518
3.90%, 7/15/25	2,000,000	2,037,044
4.25%, 10/1/27	2,100,000	2,091,407
Kohl's Corp.:
4.25%, 7/17/25	2,970,000	2,975,195
5.55%, 7/17/45	2,955,000	2,894,830
Kraft Heinz Foods Co., 5.20%, 7/15/45 (e)	2,125,000	2,250,479
Laboratory Corporation of America Holdings:
3.60%, 2/1/25	750,000	726,049
4.70%, 2/1/45	750,000	685,299
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	1,200,000	1,260,000
Latam Airlines 2015-1 Pass-Through Trust B, 4.50%, 8/15/25 (e)	1,700,000	1,615,000
Life Technologies Corp., 6.00%, 3/1/20	1,900,000	2,169,701
Masco Corp., 4.45%, 4/1/25	850,000	860,625
Massachusetts Institute of Technology, 3.959%, 7/1/38	875,000	904,210
Merck & Co., Inc.:
2.75%, 2/10/25	1,250,000	1,216,675
3.70%, 2/10/45	1,200,000	1,100,993
Methanex Corp.:
3.25%, 12/15/19	1,000,000	998,095
5.65%, 12/1/44	4,900,000	4,545,995
Microsoft Corp., 2.70%, 2/12/25	1,900,000	1,861,823

40 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
Morgan Stanley:
6.25%, 8/28/17	3,500,000	3,797,923
2.20%, 12/7/18	2,800,000	2,825,998
2.375%, 7/23/19	2,000,000	2,000,210
1.435%, 1/27/20 (r)	2,000,000	2,014,980
2.80%, 6/16/20	3,500,000	3,519,806
4.00%, 7/23/25	1,855,000	1,895,797
5.00%, 11/24/25	6,700,000	7,123,594
3.95%, 4/23/27	1,100,000	1,059,386
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (e)	1,700,000	1,709,013
NBCUniversal Media LLC:
4.375%, 4/1/21	1,700,000	1,862,474
4.45%, 1/15/43	1,700,000	1,692,959
Nissan Motor Acceptance Corp., 2.65%, 9/26/18 (e)	2,000,000	2,042,036
North American Development Bank, 2.40%, 10/26/22	2,750,000	2,723,421
Penske Truck Leasing Co. LP / PTL Finance Corp.:
3.375%, 2/1/22 (e)	2,000,000	1,954,686
4.25%, 1/17/23 (e)	3,000,000	3,059,094
Pentair Finance SA:
1.875%, 9/15/17	4,100,000	4,055,216
3.625%, 9/15/20	2,160,000	2,187,002
PepsiCo, Inc.:
2.75%, 3/5/22	1,000,000	1,004,960
2.75%, 3/1/23	500,000	497,118
Perrigo Finance plc, 3.90%, 12/15/24	1,000,000	984,903
PNC Bank NA:
2.70%, 11/1/22	4,000,000	3,858,364
3.80%, 7/25/23	1,000,000	1,032,695
Post Holdings, Inc., 6.75%, 12/1/21 (e)	1,850,000	1,850,000
President and Fellows of Harvard College, 3.619%, 10/1/37	1,000,000	978,717
ProLogis LP, 6.875%, 3/15/20	794,000	923,076
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	1,000,000	1,045,000
Prudential Financial, Inc.:
3.50%, 5/15/24	1,200,000	1,206,494
4.60%, 5/15/44	1,000,000	1,008,518
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	3,000,000	2,863,458
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	2,500,000	2,587,712
Rogers Communications, Inc.:
3.00%, 3/15/23	2,000,000	1,924,168
5.00%, 3/15/44	2,000,000	2,026,504

	PRINCIPAL AMOUNT ($)	VALUE ($)
SBA Tower Trust, 3.722%, 4/15/48 (e)	4,150,000	4,192,803
Southwest Airlines Co., 2.75%, 11/6/19	1,100,000	1,120,887
Sprint Communications, Inc., 6.00%, 12/1/16	2,000,000	1,971,250
Sprint Corp.:
7.25%, 9/15/21	500,000	409,375
7.625%, 2/15/25	2,525,000	1,955,297
State Street Corp., 3.10%, 5/15/23	1,500,000	1,477,251
SUPERVALU, Inc., 6.75%, 6/1/21	2,250,000	2,182,500
Telefonica Emisiones SAU, 3.192%, 4/27/18	2,000,000	2,045,564
Terraform Global Operating LLC, 9.75%, 8/15/22 (e)	4,350,000	3,490,875
Thermo Fisher Scientific, Inc.:
4.15%, 2/1/24	800,000	828,618
5.30%, 2/1/44	500,000	526,082
Thomson Reuters Corp.:
3.85%, 9/29/24	500,000	500,000
5.65%, 11/23/43	500,000	541,269
Time Warner Cable, Inc., 4.00%, 9/1/21	1,725,000	1,759,500
Time Warner, Inc.:
4.05%, 12/15/23	1,000,000	1,028,846
3.60%, 7/15/25	1,000,000	979,200
5.375%, 10/15/41	2,650,000	2,780,844
5.35%, 12/15/43	1,000,000	1,052,088
4.85%, 7/15/45	1,000,000	981,417
TJX Cos., Inc. (The):
2.75%, 6/15/21	2,000,000	2,035,136
2.50%, 5/15/23	2,000,000	1,936,686
Tyco Electronics Group SA:
2.35%, 8/1/19	500,000	503,553
3.50%, 2/3/22	1,000,000	1,025,387
3.45%, 8/1/24	500,000	506,703
United Airlines Pass Through Trust:
5.375%, 2/15/23	3,010,903	3,086,175
4.75%, 10/11/23	1,420,000	1,420,000
US Bancorp, 2.95%, 7/15/22	1,200,000	1,193,830
Verizon Communications, Inc.:
3.50%, 11/1/24	6,450,000	6,341,704
4.862%, 8/21/46	10,000,000	9,377,130
Viacom, Inc.:
3.875%, 4/1/24	1,750,000	1,640,599
4.50%, 2/27/42	1,500,000	1,132,623
Virgin Australia Trust:
6.00%, 4/23/22 (e)	5,098,762	5,226,231
5.00%, 4/23/25 (e)	1,351,296	1,405,348

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 41

	PRINCIPAL AMOUNT ($)	VALUE ($)
Vodafone Group plc, 4.375%, 2/19/43	1,200,000	1,046,531
Vornado Realty LP, 2.50%, 6/30/19	2,400,000	2,407,510
Walgreens Boots Alliance, Inc., 3.80%, 11/18/24	2,800,000	2,785,028
Whirlpool Corp.:
3.70%, 3/1/23	2,100,000	2,109,257
3.70%, 5/1/25	1,700,000	1,688,601
5.15%, 3/1/43	1,000,000	1,018,112
Yara International ASA, 7.875%, 6/11/19 (e)	1,500,000	1,753,230

Total Corporate Bonds (Cost $416,448,645)		413,949,716

FLOATING RATE LOANS(d) - 1.0%
Albertson's Holdings LLC:
5.00%, 8/25/19 (r)	1,462,500	1,461,769
5.50%, 8/25/21 (r)	4,773,060	4,773,603
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (r)	1,849,091	1,837,324

Total Floating Rate Loans (Cost $8,064,007)		8,072,696

HIGH SOCIAL IMPACT INVESTMENTS - 0.4%
Calvert Social Investment Foundation Notes, 0.50%, 1/1/17 (b)(i)(r)	3,087,392	3,052,276

Total High Social Impact Investments (Cost $3,087,392)		3,052,276

MUNICIPAL OBLIGATIONS - 2.9%
Commonwealth of Massachusetts GO Bonds, 5.456%, 12/1/39	750,000	909,945
Connecticut Special Tax Obligation Revenue Bonds, 5.459%, 11/1/30	3,800,000	4,396,068
Georgetown University Washington DC Revenue Bonds, 7.22%, 4/1/19	2,990,000	3,325,418
Los Angeles California Unified School District GO Bonds, 5.75%, 7/1/34	3,750,000	4,491,675
Maryland State Transportation Authority Revenue Bonds, 5.604%, 7/1/30	3,000,000	3,562,890
New York City GO Bonds, 5.206%, 10/1/31	1,030,000	1,153,487

	PRINCIPAL AMOUNT ($)	VALUE ($)
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.767%, 8/1/36	3,540,000	4,278,232
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	1,490,000	1,238,860
Santa Clara Valley California Transportation Authority Revenue Bonds, 5.876%, 4/1/32	880,000	1,072,632

Total Municipal Obligations (Cost $23,199,274)		24,429,207

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.3%
Overseas Private Investment Corp., 3.22%, 9/15/29	2,850,000	2,925,705

Total U.S. Government Agencies and Instrumentalities (Cost $2,850,000)		2,925,705

U.S. TREASURY OBLIGATIONS - 5.5%
United States Treasury Bonds, 3.00%, 5/15/45	31,215,000	31,944,151
United States Treasury Notes:
1.00%, 9/15/18	3,860,000	3,868,847
1.375%, 8/31/20	3,950,000	3,954,630
1.375%, 9/30/20	1,045,000	1,044,837
1.875%, 8/31/22	2,700,000	2,722,853
2.00%, 8/15/25	2,160,000	2,148,582

Total U.S. Treasury Obligations (Cost $45,578,051)		45,683,900

	SHARES	VALUE ($)
EXCHANGE-TRADED PRODUCTS - 0.2%
SPDR Barclays High Yield Bond ETF	44,700	1,594,002

Total Exchange-Traded Products (Cost $1,708,599)		1,594,002

42 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	SHARES	VALUE ($)
EQUITY SECURITIES - 0.1%

Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. *	88,599	576,779

Total Equity Securities (Cost $1,373,285)		576,779

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 3.0%
State Street Bank Time Deposit, 0.088%, 10/1/15	25,209,147	25,209,147

Total Time Deposit (Cost $25,209,147)		25,209,147

TOTAL INVESTMENTS (Cost $799,582,335) - 95.6%		797,119,673
Other assets and liabilities, net - 4.4%		36,521,004
NET ASSETS - 100.0%		$833,640,677

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
2 Year U.S. Treasury Notes	74	12/15	$16,208,313	$30,488
5 Year U.S. Treasury Notes	17	12/15	2,048,766	12,455
Ultra U.S. Treasury Bonds	148	12/15	23,740,125	187,013
Total Purchased				$229,956
Sold:
10 Year U.S. Treasury Notes	(422)	12/15	$54,325,906)	($80,409)

NOTES TO SCHEDULE OF INVESTMENTS
(b)	This security was valued under the direction of the Board of Trustees. See Note A.
(d)
Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2015. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(i)	Restricted securities represent 0.4% of the net assets of the Portfolio.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2015.
(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
*	Non-income producing security.
Abbreviations:
CLO:	Collateralized Loan Obligations
ETF:	Exchange-Traded Fund
GO:	General Obligation
Ltd.:	Limited
LLC:	Limited Liability Corporation
LP:	Limited Partnership
plc:	Public Limited Company
PO:	Pension Obligation
REIT:	Real Estate Investment Trust
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 43

CALVERT EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2015

	SHARES	VALUE ($)
EQUITY SECURITIES - 113.9%

Banks - 4.4%
SunTrust Banks, Inc.	658,140	25,167,273
Wells Fargo & Co.	1,403,185	72,053,550
		97,220,823

Beverages - 4.7%
Coca-Cola Co. (The)	1,542,905	61,901,349
PepsiCo, Inc.	444,070	41,875,801
		103,777,150

Biotechnology - 4.5%
Biogen, Inc. *	175,430	51,192,228
Gilead Sciences, Inc.	489,739	48,087,473
		99,279,701

Chemicals - 3.4%
Ecolab, Inc.	501,862	55,064,298
Marrone Bio Innovations, Inc. *	255,843	539,829
Praxair, Inc.	204,059	20,785,450
		76,389,577

Communications Equipment - 1.2%
QUALCOMM, Inc.	494,982	26,595,383

Consumer Finance - 3.0%
American Express Co.	914,212	67,770,535

Diversified Financial Services - 1.8%
Intercontinental Exchange, Inc.	168,294	39,547,407

Electronic Equipment & Instruments - 2.4%
Amphenol Corp., Class A	1,030,304	52,504,292

Energy Equipment & Services - 1.9%
Cameron International Corp. *	700,074	42,928,538

	SHARES	VALUE ($)
Food & Staples Retailing - 9.2%
Costco Wholesale Corp.	395,134	57,124,522
CVS Health Corp.	1,108,200	106,919,136
Whole Foods Market, Inc.	1,296,086	41,021,122
		205,064,780

Food Products - 2.4%
Hershey Co. (The)	578,245	53,129,151

Health Care Providers & Services - 5.3%
Cigna Corp.	365,418	49,338,738
Express Scripts Holding Co. *	853,155	69,071,429
		118,410,167

Hotels, Restaurants & Leisure - 2.2%
Starbucks Corp.	872,574	49,597,106

Industrial Conglomerates - 5.4%
3M Co.	387,139	54,884,696
Danaher Corp.	764,803	65,168,864
		120,053,560

Insurance - 1.8%
Aon plc	442,305	39,192,646

Internet & Catalog Retail - 2.8%
Priceline Group, Inc. (The) *	49,695	61,465,758

Internet Software & Services - 7.3%
Alphabet, Inc., Class C *	202,248	123,051,728
Facebook, Inc., Class A *	436,833	39,271,287
		162,323,015

IT Services - 8.6%
Accenture plc, Class A	353,837	34,768,023
Cognizant Technology Solutions Corp., Class A *	441,366	27,633,925
MasterCard, Inc., Class A	287,181	25,880,752
Visa, Inc., Class A	1,484,701	103,424,272
		191,706,972

44 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	SHARES	VALUE ($)
Life Sciences - Tools & Services - 1.1%
Thermo Fisher Scientific, Inc.	208,666	25,515,678

Machinery - 2.4%
IDEX Corp.	748,922	53,398,139

Media - 6.6%
AMC Networks, Inc., Class A *	344,345	25,195,724
Comcast Corp., Class A	1,073,525	61,062,102
Walt Disney Co. (The)	593,825	60,688,915
		146,946,741

Multiline Retail - 1.3%
Nordstrom, Inc.	388,280	27,843,559

Oil, Gas & Consumable Fuels - 2.2%
EOG Resources, Inc.	683,399	49,751,447

Personal Products - 1.8%
Estee Lauder Co.'s, Inc. (The), Class A	484,037	39,052,105

Pharmaceuticals - 5.7%
Bristol-Myers Squibb Co.	1,101,426	65,204,419
Novartis AG (ADR)	412,056	37,876,188
Perrigo Co. plc	147,023	23,122,307
		126,202,914

Semiconductors & Semiconductor Equipment - 3.4%
Linear Technology Corp.	659,083	26,593,999
Texas Instruments, Inc.	994,577	49,251,453
		75,845,452

Software - 3.1%
Check Point Software Technologies Ltd. *	433,181	34,364,249
VMware, Inc., Class A *	430,438	33,914,210
		68,278,459

Specialty Retail - 5.8%
Lowe's Co.'s, Inc.	1,287,358	88,724,713
Ross Stores, Inc.	830,279	40,243,623
		128,968,336

	SHARES	VALUE ($)
Technology Hardware, Storage & Peripherals - 6.6%
Apple, Inc. (t)	867,736	95,711,281
EMC Corp.	2,097,360	50,672,217
		146,383,498

Textiles, Apparel & Luxury Goods - 1.3%
NIKE, Inc., Class B	241,807	29,735,007

Venture Capital - 0.3%
20/20 Gene Systems, Inc. (b)(i)*	73,397	74,865
Digital Directions International, Inc. (a)(b)(i)*	354,389	123,965
Excent Corp. (b)(i)*	600,745	224,913
Global Resource Options, Inc.:
Series A, Preferred(a)(b)(i)*	750,000	—
Series B, Preferred(a)(b)(i)*	244,371	—
Series C, Preferred(a)(b)(i)*	297,823	1,745,972
Series D, Preferred(a)(b)(i)*	228,138	2,342,747
Graduation Alliance, Inc.:
Series C, Preferred(b)(i)*	3,225,598	265,354
Series C, Preferred Warrants (strike price $0.16/share, expires 8/20/18)(b)(i)*	625,721	5,984
Convertible Preferred, Series D (b)(i)*	477,597	119,512
Immunology Partners, Inc., Contingent Deferred Distribution (b)(i)*	2,542,915	18,395
Ivy Capital (Proprietary) Ltd. (b)(i)*	19	686,667
Napo Pharmaceuticals, Inc. (b)(i)*	294,196	97,085
New Day Farms, Inc., Series B, Preferred (a)(b)(i)*	4,547,804	—
Orteq Bioengineering Ltd., Series A, Preferred (b)(i)*	74,910	—
PresenceLearning, Inc.:
Series A, Preferred(b)(i)*	600,000	492,000
Series A-2, Preferred(b)(i)*	195,285	167,945
Series B, Preferred(b)(i)*	399,719	363,744
Shangri La Farms, Series A, Preferred (a)(b)(i)*	66,667	100,000
Sword Diagnostics, Series B, Preferred (b)(i)*	1,264,108	—
Village Laundry Services, Inc. (b)(i)*	9,444	—
		6,829,148

Total Equity Securities (Cost $1,859,339,938)		2,531,707,044

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 45

	ADJUSTED BASIS ($)	VALUE ($)
VENTURE CAPITAL LIMITED PARTNERSHIP INTEREST - 0.5%
Adobe Capital Social Mezzanine (b)(i)*	223,096	159,735
Africa Renewable Energy Fund (b)(i)*	344,664	301,316
Arborview Capital Partners (b)(i)*	546,738	341,663
Blackstone Clean Technology Partners (b)(i)*	446,830	153,328
China Environment Fund 2004 (b)(i)*	—	123,854
China Environment Fund III (b)(i)*	824,334	620,968
Coastal Ventures III (a)(b)(i)*	240,110	206,716
Core Innovations Capital I (b)(i)*	814,805	954,896
DBL Equity Fund - BAEF Il (b)(i)*	968,020	941,813
DBL Partners III LP (b)(i)*	148,761	136,162
First Analysis Private Equity Fund V (b)(i)*	563,629	530,852
Ignia Fund I (b)(i)*	983,203	878,019
Impact Ventures II (b)(i)*	755,080	597,005
LeapFrog Financial Inclusion Fund (b)(i)*	441,938	704,086
Mainstream Brazil Impact Investing Fund (b)(i)*	18,422	—
New Markets Education Partners (b)(i)*	615,632	620,415
New Markets Venture Partners II (b)(i)*	251,621	462,819
Owl Ventures LP (b)(i)*	165,000	228,994
Renewable Energy Asia Fund (b)(i)*	1,747,526	1,921,216
SEAF India International Growth Fund (b)(i)*	238,135	83,614
SJF Ventures II, Preferred (b)(i)*	162,281	737,322
SJF Ventures III (b)(i)*	496,630	512,999
Westly Capital Partners Fund II (b)(i)*	698,433	588,787

Total Venture Capital Limited Partnership Interest (Cost $11,694,888)		11,806,579

	PRINCIPAL AMOUNT ($)	VALUE ($)
VENTURE CAPITAL DEBT OBLIGATIONS - 0.1%
Excent Corp., Note, 7.00%, 9/30/19 (b)(i)	250,000	213,966
New Day Farms, Inc., Participation Interest Note, 9.00%, 12/31/15 (a)(b)(i)(v)(w)*	6,225	—
One Earth Group Ltd:
Convertible Note, 5.00%, 12/31/15 (b)(i)(w)	100,000	33,333
Convertible Note II, 5.00%, 12/31/15 (b)(i)(w)	200,000	66,667
Orteq Bioengineering Ltd., Note, 12.00%, 7/31/17 (b)(i)	131,225	—
Quantum Intech, Participation Interest Note, 14.00%, 3/31/19 (b)(i)	40,713	30,535
SEAF Global SME Facility:
9.00%, 11/5/15 (b)(i)(w)(v)	1,000,000	—
9.00%, 12/16/14 (b)(i)(w)(x)	1,500,000	1,350,000
9.00%, 3/31/16 (b)(i)	450,000	450,000
9.00%, 6/14/16 (b)(i)	400,000	143,427
9.00%, 7/12/16 (b)(i)	650,000	650,000

Total Venture Capital Debt Obligations (Cost $4,798,559)		2,937,928

HIGH SOCIAL IMPACT INVESTMENTS - 0.5%
Calvert Social Investment Foundation Notes, 0.50%, 1/1/17 (b)(i)(r)	10,833,877	10,710,653

Total High Social Impact Investments (Cost $10,833,877)		10,710,653

TIME DEPOSIT - 2.5%
State Street Bank Time Deposit, 0.088%, 10/1/15	54,521,811	54,521,811

Total Time Deposit (Cost $54,521,811)		54,521,811

TOTAL INVESTMENTS (Cost $1,941,189,073) - 117.5%		2,611,684,015
Other assets and liabilities, net - (17.5)%		(388,053,700)
NET ASSETS - 100.0%		$2,223,630,315

46 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

NOTES TO SCHEDULE OF INVESTMENTS
(a)	Affiliated company.
(b)	This security was valued under the direction of the Board of Trustees. See Note A.
(i)	Restricted securities represent 1.5% of the net assets of the Portfolio.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2015.
(t)
160,000 shares of Apple, Inc. held by the Equity Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(v)	Security is in default for both principal and interest.
(w)	This security is not accruing interest.
(x)	Security is in default for principal.
*	Non-income producing security.
Abbreviations:
ADR:	American Depositary Receipt
Ltd.:	Limited
LP:	Limited Partnership
plc:	Public Limited Company
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 47

CALVERT LARGE CAP CORE PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2015

	SHARES	VALUE ($)
EQUITY SECURITIES - 93.5%
Air Freight & Logistics - 4.9%
FedEx Corp.	47,433	6,829,403
United Parcel Service, Inc., Class B	21,924	2,163,680
		8,993,083

Automobiles - 2.9%
Toyota Motor Corp. (ADR)	45,545	5,341,518

Banks - 5.0%
Wells Fargo & Co.	179,683	9,226,722

Biotechnology - 2.6%
Amgen, Inc.	35,229	4,872,875

Communications Equipment - 3.4%
Cisco Systems, Inc.	243,473	6,391,166

Consumer Finance - 3.5%
Capital One Financial Corp.	88,444	6,413,959

Diversified Financial Services - 2.1%
Moody's Corp.	38,837	3,813,793

Diversified Telecommunication Services - 3.5%
AT&T, Inc.	167,880	5,469,530
BT Group plc (ADR)	16,264	1,036,830
		6,506,360

Energy Equipment & Services - 2.5%
National Oilwell Varco, Inc.	122,076	4,596,161

Food & Staples Retailing - 3.1%
CVS Health Corp.	59,343	5,725,413

Health Care Equipment & Supplies - 3.1%
St. Jude Medical, Inc.	92,524	5,837,339

	SHARES	VALUE ($)
Health Care Providers & Services - 3.8%
McKesson Corp.	38,238	7,075,177

Household Products - 2.8%
Kimberly-Clark Corp.	47,168	5,143,199

Industrial Conglomerates - 2.5%
Danaher Corp.	54,135	4,612,843

Insurance - 9.5%
Allianz SE (ADR)	68,564	1,071,655
American Financial Group, Inc.	119,424	8,229,508
Prudential Financial, Inc.	64,394	4,907,467
Travelers Co.'s, Inc. (The)	34,825	3,466,132
		17,674,762

IT Services - 6.5%
DST Systems, Inc.	53,189	5,592,292
Western Union Co. (The)	352,964	6,480,419
		12,072,711

Machinery - 6.4%
Cummins, Inc.	37,418	4,062,847
Deere & Co.	51,069	3,779,106
Dover Corp.	69,272	3,960,973
		11,802,926

Media - 8.7%
Omnicom Group, Inc.	71,359	4,702,558
Time Warner Cable, Inc.	32,696	5,864,682
Time Warner, Inc.	59,278	4,075,362
Viacom, Inc., Class B	34,898	1,505,849
		16,148,451

Oil, Gas & Consumable Fuels - 0.5%
Denbury Resources, Inc.	383,468	935,662

Personal Products - 3.2%
Unilever NV, NY Shares	147,286	5,920,897

48 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

	SHARES	VALUE ($)
Pharmaceuticals - 6.8%
Johnson & Johnson	95,826	8,945,357
Roche Holding AG (ADR)	109,011	3,591,913
		12,537,270

Technology Hardware, Storage & Peripherals - 6.2%
Apple, Inc.	104,774	11,556,572

Total Equity Securities (Cost $168,302,526)		173,198,859

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 6.4%
State Street Bank Time Deposit, 0.088%, 10/1/15	11,813,542	11,813,542

Total Time Deposit (Cost $11,813,542)		11,813,542

TOTAL INVESTMENTS (Cost $180,116,068) - 99.9%		185,012,401
Other assets and liabilities, net - 0.1%		134,469
NET ASSETS - 100.0%		$185,146,870

NOTES TO SCHEDULE OF INVESTMENTS
Abbreviations:
ADR:	American Depositary Receipt
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 49

LISTING OF RESTRICTED SECURITIES

BALANCED RESTRICTED SECURITIES	ACQUISITON DATES	COST ($)
Agraquest, Inc., Contingent Deferred Distribution	8/14/12	—
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17	7/1/14	4,266,666
CFBanc Corp.	3/14/03	270,000
Coastal Venture Partners LP	6/7/96 – 6/22/00	57,944
Commons Capital LP	2/15/01-12/27/11	327,358
Consensus Orthopedics, Inc., Common Stock	8/19/05	504,331
Consensus Orthopedics, Inc., Series A-1, Preferred	2/10/06	4,331
Consensus Orthopedics, Inc., Series B, Preferred	2/10/06	139,576
Consensus Orthopedics, Inc., Series C, Preferred	2/10/06	120,342
First Analysis Private Equity Fund IV LP	2/25/02-7/6/11	143,899
GEEMF Partners LP	2/28/97	—
Global Environment Emerging Markets Fund LP	1/14/94-12/1/95	—
Infrastructure and Environmental Private Equity Fund III LP	4/16/97-2/12/01	—
Kickboard, Common Stock	5/23/13	—
Kickboard, Series A, Preferred	2/12/13-6/19/14	385,328
Kickboard Bridge Note, 8.00%, 6/30/16	9/16/15	41,000
Labrador Ventures III	8/11/98-4/2/01	305,585
LearnZillion, Inc., Series A, Preferred	3/27/12	100,000
LearnZillion, Inc., Series A-1, Preferred	4/23/13	134,761
Lumni, Inc., Series B, Preferred	8/8/13	116,367
MACH Energy, Common Stock	10/31/08	889
MACH Energy, Series A, Preferred	5/31/02-10/31/08	11,426
MACH Energy, Series B, Preferred	12/20/05	20,447
Neighborhood Bancorp	6/25/97	100,000
New Markets Growth Fund LLC LP	1/8/03-7/18/07	225,646
Rose Smart Growth Investment Fund I LP, 6.545%, 4/1/21	4/10/06	1,000,000
Seventh Generation, Inc.	4/12/00-5/6/03	201,755
Solstice Capital LP	6/26/01-6/17/08	7,494
Wild Planet Entertainment, Contingent Deferred Distribution	5/14/14	316,724
Wind Harvest Co., Inc.	5/16/94	100,000

BOND RESTRICTED SECURITIES	ACQUISITON DATES	COST ($)
Calvert Social Investment Foundation Notes, 0.50%, 1/1/17	7/1/14	3,087,392

EQUITY RESTRICTED SECURITIES	ACQUISITON DATES	COST ($)
20/20 Gene Systems, Inc.	8/1/08 - 8/27/13	166,889
Adobe Capital Social Mezzanine LP	2/8/13 - 9/4/15	223,096
Africa Renewable Energy Fund LP	4/17/14 - 7/2/15	344,664
Arborview Capital Partners LP	11/13/12 - 8/10/15	546,738
Blackstone Clean Technology Partners LP	7/29/10 - 6/25/15	446,830
Calvert Social Investment Foundation Notes, 0.50%, 1/1/17	1/1/14	10,833,877
China Environment Fund 2004 LP	9/15/05 - 4/1/09	—
China Environment Fund III LP	1/24/08 – 4/19/13	824,334
Coastal Ventures III LP	7/30/12 – 2/25/15	240,110

50 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

EQUITY RESTRICTED SECURITIES	ACQUISITON DATES	COST ($)
Core Innovations Capital I LP	1/6/11 – 9/1/15	814,805
DBL Equity Fund - BAEF Il LP	3/30/11 – 7/8/15	968,020
DBL Partners III LP	1/16/15 – 7/8/15	148,761
Digital Directions International, Inc.	7/2/08 – 7/15/09	683,778
Excent Corp., Common Stock	9/28/12	250,000
Excent Corp., Note, 7.00%, 9/30/19	9/28/12	250,000
First Analysis Private Equity Fund V LP	6/7/13 – 9/28/15	563,629
Global Resource Options, Inc., Series A, Preferred	9/18/06	750,000
Global Resource Options, Inc., Series B, Preferred	12/5/07	750,000
Global Resource Options, Inc., Series C, Preferred	2/13/09	1,000,000
Global Resource Options, Inc., Series D, Preferred	12/30/10 - 5/24/11	700,178
Graduation Alliance, Inc., Series C, Preferred	3/27/13 – 8/20/13	500,000
Graduation Alliance, Inc., Series D, Convertible Preferred	4/29/15	83,288
Graduation Alliance, Inc., Preferred Warrants (strike price $0.16/share, expires 8/20/18)	9/13/13	—
Ignia Fund I LP	1/28/10 – 6/16/15	983,203
Immunology Partners, Inc., Contingent Deferred Distribution	11/30/06	305,942
Impact Ventures II LP	9/8/10 – 8/24/15	755,080
Ivy Capital (Proprietary) Ltd.	9/12/12 – 5/14/14	557,010
LeapFrog Financial Inclusion Fund LP	1/20/10 – 8/12/15	441,938
Mainstream Brazil Impact Investing Fund LP	12/12/14 – 3/25/15	18,422
Napo Pharmaceuticals, Inc.	2/21/07 – 9/23/09	419,720
New Day Farms, Inc., Participation Interest Note, 9.00%, 12/31/15	11/25/09	6,225
New Day Farms, Inc., Series B, Preferred	3/12/09	500,000
New Markets Education Partners LP	9/27/11 – 6/3/15	615,632
New Markets Venture Partners II LP	7/21/08 – 7/21/15	251,621
One Earth Group Ltd., Convertible Note, 5.00%, 12/31/15	12/21/12	100,000
One Earth Group Ltd., Convertible Note II, 5.00%, 12/31/15	5/15/13	200,000
Orteq Bioengineering Ltd., Note, 12.00%, 7/31/17	7/22/13	201,621
Orteq Bioengineering Ltd., Series A, Preferred	7/19/07	998,102
Owl Ventures LP	7/10/14 – 8/3/15	165,000
PresenceLearning, Inc., Series A, Preferred	9/29/11	300,000
PresenceLearning, Inc., Series A-2, Preferred	5/2/12	134,942
PresenceLearning, Inc., Series B, Preferred	4/4/13	285,000
Quantum Intech, 14.00%, 3/31/19	10/5/10 – 12/30/13	40,713
Renewable Energy Asia Fund LP	9/29/10 – 5/22/15	1,747,526
SEAF Global SME Facility, 9.00%, 12/16/14	12/16/09	1,500,000
SEAF Global SME Facility, 9.00%, 11/5/15	11/4/10	1,000,000
SEAF Global SME Facility, 9.00%, 3/31/16	3/29/11	450,000
SEAF Global SME Facility, 9.00%, 6/14/16	6/13/11	400,000
SEAF Global SME Facility, 9.00%, 7/12/16	7/11/11	650,000
SEAF India International Growth Fund LP	3/22/05 – 5/24/10	238,135
Shangri La Farms, Series A, Preferred	2/1/13	200,000
SJF Ventures II LP, Preferred	2/14/06 – 11/20/12	162,281
SJF Ventures III LP	2/6/12 – 3/13/15	496,630
Sword Diagnostics, Series B, Preferred	12/26/06 – 3/31/15	432,473
Village Laundry Services, Inc.	7/22/09	500,000
Westly Capital Partners Fund II LP	12/27/11 – 8/12/15	698,433

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 51

CALVERT BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2015

ASSETS
Investments in unaffiliated securities, at value (Cost $641,025,289) - see accompanying schedule	$638,191,176
Investments in affiliated securities, at value (Cost $515,378) - see accompanying schedule	524,679
Cash collateral at broker	414,648
Receivable for securities sold	8,625,957
Receivable for shares sold	449,962
Dividends and interest receivable	1,976,473
Trustees' deferred compensation plan	370,064
Receivable from Calvert Investment Management, Inc.	504
Total assets	650,553,463

LIABILITIES
Payable for securities purchased	4,464,329
Payable for shares redeemed	407,979
Payable to custodian bank	3,863
Payable for futures contracts variation margin	82,984
Payable to Calvert Investment Management, Inc.	216,739
Payable to Calvert Investment Distributors, Inc.	158,200
Payable to Calvert Investment Administrative Services, Inc.	145,807
Payable to Calvert Investment Services, Inc.	12,119
Trustees' deferred compensation plan	370,064
Accrued expenses and other liabilities	145,630
Total liabilities	6,007,714
NET ASSETS	$644,545,749

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 17,848,346 shares outstanding	$519,457,002
Class C: 1,773,749 shares outstanding	54,645,571
Class I: 429,358 shares outstanding	10,194,061
Class Y: 189,943 shares outstanding	6,403,535
Undistributed net investment income	446,940
Accumulated net realized gain (loss)	56,306,586
Net unrealized appreciation (depreciation)	(2,907,946)
NET ASSETS	$644,545,749

NET ASSET VALUE PER SHARE
Class A (based on net assets of $569,368,495)	$31.90
Class C (based on net assets of $55,180,326)	$31.11
Class I (based on net assets of $13,893,604)	$32.36
Class Y (based on net assets of $6,103,324)	$32.13
See notes to financial statements.

52 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2015

ASSETS
Investments in securities, at value (Cost $799,582,335) - see accompanying schedule	$797,119,673
Cash collateral at broker	242,925
Receivable for futures contracts variation margin	824,644
Receivable for securities sold	44,632,825
Receivable for shares sold	1,240,590
Trustees' deferred compensation plan	478,037
Interest receivable	5,455,044
Total assets	849,993,738

LIABILITIES
Payable for securities purchased	14,768,747
Payable for shares redeemed	483,432
Payable to Calvert Investment Management, Inc.	238,997
Payable to Calvert Investment Distributors, Inc.	91,783
Payable to Calvert Investment Administrative Services, Inc.	151,159
Payable to Calvert Investment Services, Inc.	7,317
Trustees' deferred compensation plan	478,037
Accrued expenses and other liabilities	133,589
Total liabilities	16,353,061
NET ASSETS	$833,640,677

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 24,959,569 shares outstanding	$402,805,065
Class C: 2,073,505 shares outstanding	32,539,888
Class I: 20,740,111 shares outstanding	331,359,786
Class Y: 4,838,253 shares outstanding	77,626,868
Undistributed net investment income	39,488
Accumulated net realized gain (loss)	(8,417,303)
Net unrealized appreciation (depreciation)	(2,313,115)
NET ASSETS	$833,640,677

NET ASSET VALUE PER SHARE
Class A (based on net assets of $395,193,936)	$15.83
Class C (based on net assets of $32,625,914)	$15.73
Class I (based on net assets of $328,689,797)	$15.85
Class Y (based on net assets of $77,131,030)	$15.94
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 53

CALVERT EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2015

ASSETS
Investments in unaffiliated securities, at value (Cost $1,936,358,782) - see accompanying schedule	$2,607,164,615
Investments in affiliated securities, at value (Cost $4,830,291) - see accompanying schedule	4,519,400
Cash denominated in foreign currencies	2,637
Receivable for shares sold	1,155,951
Dividends and interest receivable	2,867,918
Trustees' deferred compensation plan	1,276,836
Total assets	2,616,987,357

LIABILITIES
Payable for shares redeemed	389,838,490
Payable to Calvert Investment Management, Inc.	1,046,071
Payable to Calvert Investment Distributors, Inc.	417,793
Payable to Calvert Investment Administrative Services, Inc.	354,999
Payable to Calvert Investment Services, Inc.	21,490
Trustees' deferred compensation plan	1,276,836
Accrued expenses and other liabilities	401,363
Total liabilities	393,357,042
NET ASSETS	$2,223,630,315

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 27,808,189 shares outstanding	$645,918,683
Class C: 4,850,489 shares outstanding	131,654,294
Class I: 10,786,574 shares outstanding	347,055,944
Class Y: 3,213,254 shares outstanding	125,589,159
Undistributed net investment income	8,883,455
Accumulated net realized gain (loss) on investments and foreign currency transactions	294,033,845
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign currencies	670,494,935
NET ASSETS	$2,223,630,315

NET ASSET VALUE PER SHARE
Class A (based on net assets of $1,328,913,300)	$47.79
Class C (based on net assets of $169,649,303)	$34.98
Class I (based on net assets of $567,953,656)	$52.65
Class Y (based on net assets of $157,114,056)	$48.90
See notes to financial statements.

54 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT LARGE CAP CORE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2015

ASSETS
Investments in securities, at value (Cost $180,116,068) - see accompanying schedule	$185,012,401
Receivable for shares sold	103,428
Dividends and interest receivable	212,331
Trustees' deferred compensation plan	106,262
Receivable from Calvert Investment Management, Inc.	407
Total assets	185,434,829

LIABILITIES
Payable for shares redeemed	27,846
Payable to Calvert Investment Management, Inc.	77,226
Payable to Calvert Investment Distributors, Inc.	24,677
Payable to Calvert Investment Administrative Services, Inc.	18,967
Payable to Calvert Investment Services, Inc.	1,733
Trustees' deferred compensation plan	106,262
Accrued expenses and other liabilities	31,248
Total liabilities	287,959
NET ASSETS	$185,146,870

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 3,223,795 shares outstanding	$60,693,111
Class C: 631,645 shares outstanding	11,495,109
Class I: 4,620,551 shares outstanding	93,808,315
Class Y: 132,244 shares outstanding	3,044,263
Undistributed net investment income	1,477,713
Accumulated net realized gain (loss)	9,732,026
Net unrealized appreciation (depreciation)	4,896,333
NET ASSETS	$185,146,870

NET ASSET VALUE PER SHARE
Class A (based on net assets of $68,949,974)	$21.39
Class C (based on net assets of $12,077,319)	$19.12
Class I (based on net assets of $101,243,830)	$21.91
Class Y (based on net assets of $2,875,747)	$21.75
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 55

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2015

NET INVESTMENT INCOME	BALANCED PORTFOLIO	BOND PORTFOLIO
Investment Income:
Interest income	$7,939,198	$28,726,063
Dividend income (net of foreign taxes withheld of $118,796 and $0, respectively)	8,612,617	16,503
Total investment income	16,551,815	28,742,566

Expenses:
Investment advisory fee	2,801,069	2,939,230
Administrative fees	1,854,647	1,827,671
Transfer agency fees and expenses	916,886	788,486
Distribution Plan expenses:
Class A	1,412,233	791,828
Class B (a)	20,604	3,982
Class C	550,208	336,778
Trustees' fees and expenses	67,197	78,886
Accounting fees	63,611	72,371
Custodian fees	128,518	98,069
Professional fees	70,060	61,630
Registration fees	67,932	77,490
Reports to shareholders	20,521	16,166
Miscellaneous	158,715	97,730
Total expenses	8,132,201	7,190,317
Reimbursement from Advisor:
Class B (a)	(5,524)	(13,624)
Class Y	(6,787)	—
Net expenses	8,119,890	7,176,693

NET INVESTMENT INCOME	8,431,925	21,565,873

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	61,719,256	3,233,199
Futures	(516,134)	(1,228,631)
	61,203,122	2,004,568

Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(77,326,462)	(8,791,987)
Investments in affiliated securities	(50,300)	—
Futures	(10,793)	336,200
	(77,387,555)	(8,455,787)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(16,184,433)	(6,451,219)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($7,752,508)	$15,114,654

(a) Class B shares were converted into Class A shares at the close of business on April 20, 2015.
See notes to financial statements.

56 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2015

NET INVESTMENT INCOME	EQUITY PORTFOLIO	LARGE CAP CORE PORTFOLIO
Investment Income:
Dividend income (net of foreign taxes withheld of $130,534 and $42,876, respectively)	$36,735,025	$3,838,328
Interest income	747,460	8,282
Total investment income	37,482,485	3,846,610

Expenses:
Investment advisory fee	14,057,812	1,173,909
Administrative fees	4,717,744	241,265
Transfer agency fees and expenses	2,626,770	156,411
Distribution Plan expenses:
Class A	3,826,261	187,524
Class B (a)	74,530	3,524
Class C	1,779,620	134,567
Trustees' fees and expenses	264,036	20,007
Accounting fees	187,013	24,086
Custodian fees	155,841	30,422
Professional fees	177,597	25,194
Registration fees	103,021	56,294
Reports to shareholders	62,297	6,322
Miscellaneous	395,164	39,744
Total expenses	28,427,706	2,099,269
Reimbursement from Advisor:
Class B (a)	—	(8,858)
Class Y	—	(5,014)
Fee waived	(427,138)	(195,651)
Net expenses	28,000,568	1,889,746

NET INVESTMENT INCOME	9,481,917	1,956,864

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	388,156,392	10,344,823
Foreign currency transactions	(849)	—
Written options	—	29,050
	388,155,543	10,373,873

Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(255,819,054)	(16,938,321)
Investments in affiliated securities	2,530,026	—
Assets and liabilities denominated in foreign currencies	836	—
	(253,288,192)	(16,938,321)

NET REALIZED AND UNREALIZED GAIN (LOSS)	134,867,351	(6,564,448)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$144,349,268	($4,607,584)

(a) Class B shares were converted into Class A shares at the close of business on April 20, 2015.
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 57

CALVERT BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$8,431,925	$6,108,543
Net realized gain (loss)	61,203,122	58,808,271
Change in unrealized appreciation (depreciation)	(77,387,555)	(3,065,958)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,752,508)	61,850,856

Distributions to shareholders from:
Net investment income:
Class A shares	(7,215,679)	(5,304,856)
Class B shares (a)	(1,733)	—
Class C shares	(318,771)	(99,987)
Class I shares	(628,679)	(615,361)
Class Y shares	(72,855)	(7,237)
Net realized gain:
Class A shares	(6,263,382)	(59,531,819)
Class B shares (a)	(41,853)	(654,385)
Class C shares	(569,186)	(4,834,002)
Class I shares	(490,451)	(4,216,972)
Class Y shares	(46,766)	(18,339)
Total distributions	(15,649,355)	(75,282,958)

Capital share transactions:
Shares sold:
Class A shares (b)	77,314,329	80,444,308
Class B shares (a)	23,457	141,730
Class C shares	13,860,342	12,590,457
Class I shares	9,068,557	12,052,536
Class Y shares	5,356,913	3,268,809
Reinvestment of distributions:
Class A shares	12,645,754	60,882,417
Class B shares (a)	42,067	628,477
Class C shares	755,630	4,111,012
Class I shares	1,119,130	4,832,332
Class Y shares	104,048	24,598
Redemption fees:
Class A shares	1,062	1,181
Class C shares	68	1,566
Class I shares	—	1
Shares redeemed:
Class A shares	(60,888,132)	(64,966,914)
Class B shares (a)(b)	(4,227,672)	(2,332,593)
Class C shares	(5,925,701)	(4,740,292)
Class I shares	(40,417,040)	(8,323,829)
Class Y shares	(2,324,766)	(90,231)
Total capital share transactions	6,508,046	98,525,565

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,893,817)	85,093,463
See notes to financial statements.

58 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Beginning of year	$661,439,566	$576,346,103
End of year (including undistributed net investment income of $446,940 and $211,347, respectively)	$644,545,749	$661,439,566

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares (c)	2,274,208	2,455,271
Class B shares (a)	712	4,485
Class C shares	417,930	394,421
Class I shares	264,169	363,211
Class Y shares	156,527	97,776
Reinvestment of distributions:
Class A shares	374,777	1,957,563
Class B shares (a)	1,267	20,667
Class C shares	23,045	135,801
Class I shares	32,468	152,765
Class Y shares	3,067	779
Shares redeemed:
Class A shares	(1,792,460)	(1,986,322)
Class B shares (a)(c)	(124,831)	(72,694)
Class C shares	(178,447)	(149,531)
Class I shares	(1,167,051)	(245,814)
Class Y shares	(67,263)	(2,864)
Total capital share activity	218,118	3,125,514

(a) Class B shares were converted into Class A shares at the close of business on April 20, 2015.
(b)	Amounts include $3,427,822 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c)	Amount includes 100,848 shares redeemed from Class B shares and 98,898 shares purchased into Class A shares at the close of business on April 20,2015.
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 59

CALVERT BOND PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$21,565,873	$18,920,011
Net realized gain (loss)	2,004,568	2,333,723
Change in unrealized appreciation (depreciation)	(8,455,787)	13,116,441

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,114,654	34,370,175

Distributions to shareholders from:
Net investment income:
Class A shares	(9,301,172)	(9,549,804)
Class B shares (a)	(4,399)	(19,068)
Class C shares	(510,454)	(564,887)
Class I shares	(10,049,863)	(7,664,863)
Class Y shares	(1,686,307)	(1,104,915)
Net realized gain:
Class A shares	—	(776,153)
Class B shares (a)	—	(3,821)
Class C shares	—	(71,127)
Class I shares	—	(445,539)
Class Y shares	—	(78,698)
Total distributions	(21,552,195)	(20,278,875)

Capital share transactions:
Shares sold:
Class A shares (b)	92,254,104	63,138,680
Class B shares (a)	42,764	18,065
Class C shares	5,047,017	3,954,755
Class I shares	125,214,709	97,401,600
Class Y shares	35,576,230	39,078,206
Reinvestment of distributions:
Class A shares	8,429,712	9,370,208
Class B shares (a)	4,337	20,949
Class C shares	402,675	498,930
Class I shares	9,859,991	7,990,705
Class Y shares	1,410,042	918,119
Redemption fees:
Class A shares	5,759	2,931
Class C shares	107	168
Class I shares	—	41
Class Y shares	15	306
Shares redeemed:
Class A shares	(81,166,274)	(111,124,751)
Class B shares (a)(b)	(880,527)	(1,529,598)
Class C shares	(6,607,978)	(8,804,808)
Class I shares	(103,897,006)	(30,021,447)
Class Y shares	(12,878,054)	(26,380,893)
Total capital share transactions	72,817,623	44,532,166
TOTAL INCREASE (DECREASE) IN NET ASSETS	66,380,082	58,623,466
See notes to financial statements.

60 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Beginning of year	$767,260,595	$708,637,129
End of year (including undistributed net investment income of $39,488 and $45,260, respectively)	$833,640,677	$767,260,595

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares (c)	5,739,886	3,993,210
Class B shares (a)	2,688	1,155
Class C shares	316,229	251,071
Class I shares	7,776,102	6,134,575
Class Y shares	2,203,083	2,439,348
Reinvestment of distributions:
Class A shares	525,647	591,803
Class B shares (a)	271	1,340
Class C shares	25,260	31,729
Class I shares	613,865	503,605
Class Y shares	87,394	57,646
Shares redeemed:
Class A shares	(5,062,758)	(7,013,679)
Class B shares (a)(c)	(54,539)	(97,741)
Class C shares	(414,132)	(560,997)
Class I shares	(6,512,113)	(1,897,311)
Class Y shares	(796,966)	(1,655,066)
Total capital share activity	4,449,917	2,780,688

(a)	Class B shares were converted into Class A shares at the close of business on April 20, 2015.
(b)	Amounts include $614,021 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c)	Amount includes 37,879 shares redeemed from Class B shares and 37,509 shares purchased into Class A shares at the close of business on April 20,2015.
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 61

CALVERT EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$9,481,917	$4,963,288
Net realized gain (loss)	388,155,543	285,519,073
Change in unrealized appreciation (depreciation)	(253,288,192)	177,060,740

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	144,349,268	467,543,101

Distributions to shareholders from:
Net investment income:
Class A shares	(583,496)	(1,953,127)
Class I shares	(3,716,273)	(3,745,006)
Class Y shares	(367,049)	(487,144)
Net realized gain:
Class A shares	(143,281,964)	(70,302,560)
Class B shares(a)	(1,563,454)	(1,071,098)
Class C shares	(21,308,533)	(9,026,764)
Class I shares	(85,041,426)	(32,430,735)
Class Y shares	(12,579,166)	(5,862,296)
Total distributions	(268,441,361)	(124,878,730)

Capital share transactions:
Shares sold:
Class A shares(b)	159,258,981	181,343,324
Class B shares(a)	73,926	103,346
Class C shares	16,502,253	13,114,597
Class I shares	226,079,599	170,032,648
Class Y shares	62,046,619	54,707,533
Reinvestment of distributions:
Class A shares	127,526,426	65,706,126
Class B shares(a)	1,472,454	1,003,386
Class C shares	17,142,692	7,262,330
Class I shares	83,957,252	33,778,840
Class Y shares	9,676,039	5,024,984
Redemption fees:
Class A shares	2,035	15,288
Class B shares(a)	23	—
Class C shares	27	3,922
Class I shares	2,115	4,098
Class Y shares	6	1,125
Shares redeemed:
Class A shares	(484,293,697)	(456,412,832)
Class B shares(a)(b)	(15,849,052)	(10,020,398)
Class C shares	(21,304,527)	(24,087,844)
Class I shares	(665,367,204)	(150,836,878)
Class Y shares	(47,547,877)	(73,422,994)
Total capital share transactions	(530,621,910)	(182,679,399)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(654,714,003)	159,984,972
See notes to financial statements.

62 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Beginning of year	$2,878,344,318	$2,718,359,346
End of year (including undistributed net investment income of $8,883,455 and $4,666,822, respectively)	$2,223,630,315	$2,878,344,318

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares (c)	3,200,185	3,781,038
Class B shares (a)	1,899	2,619
Class C shares	454,384	358,101
Class I shares	4,107,001	3,249,592
Class Y shares	1,233,864	1,101,345
Reinvestment of distributions:
Class A shares	2,668,757	1,419,460
Class B shares (a)	38,127	26,048
Class C shares	487,424	205,267
Class I shares	1,594,308	668,196
Class Y shares	197,782	106,264
Shares redeemed:
Class A Shares	(9,669,175)	(9,453,202)
Class B shares (a)(c)	(391,943)	(250,224)
Class C shares	(577,212)	(653,106)
Class I shares	(12,432,783)	(2,874,842)
Class Y shares	(931,516)	(1,508,018)
Total capital share activity	(10,018,898)	(3,821,462)

(a)	Class B shares were converted into Class A shares at the close of business on April 20, 2015.
(b)	Amounts include $11,964,158 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c)	Amount includes 296,069 shares redeemed from Class B shares and 238,567 shares purchased into Class A shares at the close of business on April 20,2015.
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 63

CALVERT LARGE CAP CORE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$1,956,864	$1,487,435
Net realized gain (loss)	10,373,873	19,841,943
Change in unrealized appreciation (depreciation)	(16,938,321)	(2,451,235)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,607,584)	18,878,143

Distributions to shareholders from:
Net investment income:
Class A shares	(504,721)	(437,328)
Class I shares	(1,020,644)	(789,160)
Class Y shares	—	(4)
Net realized gain:
Class A shares	(3,951,277)	(4,763,060)
Class B shares (a)	(41,418)	(90,768)
Class C shares	(790,513)	(862,640)
Class I shares	(5,331,738)	(4,772,867)
Class Y shares	(106,778)	(859)
Total distributions	(11,747,089)	(11,716,686)

Capital share transactions:
Shares sold:
Class A shares (b)	15,494,566	15,823,784
Class B shares (a)	34,023	13,669
Class C shares	2,841,972	3,074,906
Class I shares	19,027,041	33,768,971
Class Y shares	1,780,161	1,525,979
Reinvestment of distributions:
Class A shares	4,025,048	4,637,941
Class B shares (a)	40,569	86,132
Class C shares	539,152	616,426
Class I shares	6,352,382	5,562,027
Class Y shares	106,778	863
Redemption fees:
Class A shares	4,784	287
Class C shares	78	5
Shares redeemed:
Class A shares	(13,805,254)	(12,440,925)
Class B shares (a)(b)	(792,022)	(506,330)
Class C shares	(2,514,921)	(1,105,584)
Class I shares	(10,729,113)	(7,320,989)
Class Y shares	(335,373)	(38,445)
Total capital share transactions	22,069,871	43,698,717

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,715,198	50,860,174
See notes to financial statements.

64 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Beginning of year	$179,431,672	$128,571,498
End of year (including undistributed net investment income of $1,477,713 and $1,046,214, respectively)	$185,146,870	$179,431,672

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares (c)	659,459	700,388
Class B shares (a)	1,740	698
Class C shares	134,656	150,448
Class I shares	796,631	1,451,840
Class Y shares	75,760	67,910
Reinvestment of distributions:
Class A shares	173,161	216,336
Class B shares (a)	2,039	4,621
Class C shares	25,983	31,989
Class I shares	266,862	253,491
Class Y shares	4,557	40
Shares redeemed:
Class A shares	(590,767)	(552,621)
Class B shares (a)(c)	(38,844)	(25,621)
Class C shares	(119,897)	(54,289)
Class I shares	(443,093)	(317,406)
Class Y shares	(14,538)	(1,680)
Total capital share activity	933,709	1,926,144

(a)	Class B shares were converted into Class A shares at the close of business on April 20, 2015.
(b)	Amounts include $552,484 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c)	Amount includes 27,083 shares redeemed from Class B shares and 23,223 shares purchased into Class A shares at the close of business on April 20,2015.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Social Investment Fund (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with seven separate portfolios, four of which are reported herein: Balanced, Bond, Equity, and Large Cap Core. Balanced, Equity, and Large Cap Core are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. The operations of each series are accounted for separately. The Funds apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Balanced, Bond, Equity, and Large Cap Core each offer Class A, Class C, Class I, and Class Y shares. The Fund also offered Class B shares; however, all existing Class B shares of the Fund were automatically converted to Class A shares of the Fund at the close of business on April 20, 2015, without the imposition of the applicable Class A sales load or the Class B contingent deferred sales charge. Class B shares were closed at that time and are no longer available. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, other than Venture capital debt securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, sovereign government bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer

66 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Equity securities, including restricted securities and venture capital securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Options are valued at their closing price on the exchange they are traded on. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Venture capital securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. Venture capital direct equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow. Examples of the cost approach are replacement cost, salvage value, or net asset percentage. Venture capital limited partnership (“LP”) securities are valued at the fair value reported by the general partner of the partnership adjusted as necessary to reflect subsequent capital calls and distributions and any other available information, as a practical expedient. In the absence of a reported LP unit value, fair value may be estimated based on the Fund’s percentage equity in the partnership and/or other balance sheet information and portfolio value for the most recently available period reported by the general partner. In some cases adjustments may be made to account for daily pricing of material public holdings within the partnership. Venture capital debt securities are valued based on assumptions of credit and market risk. For venture capital securities denominated in foreign currency, the fair value is marked to the daily exchange rate.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.

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The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At September 30, 2015, the following securities were fair valued in good faith under the direction of the Board:

	TOTAL FAIR VALUE INVESTMENTS	% OF NET ASSETS
Balanced	$12,577,071	2.0%
Bond	$3,052,276	0.4%
Equity	$32,284,308	1.5%
The following tables summarize the market value of the Fund's holdings as of September 30, 2015, based on the inputs used to value them:

BALANCED
VALUATION INPUTS
INVESTMENT IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity Securities**	$387,976,499	$—	$—	$387,976,499***
Venture Capital	18,360	—	6,106,932	6,125,292
Venture Capital Limited Partnership Interest	—	—	1,243,662	1,243,662
Venture Capital Debt Obligations	—	—	1,092,837	1,092,837
Asset-Backed Securities	—	49,664,265	—	49,664,265
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	4,745,810	—	4,745,810
Commercial Mortgage-Backed Securities	—	13,411,457	—	13,411,457
Corporate Bonds	—	122,757,986	^	122,757,986
Floating Rate Loans	—	2,139,677	—	2,139,677
High Social Impact Investments	—	4,133,640	—	4,133,640
Municipal Obligations	—	4,638,768	—	4,638,768
U.S. Government Agencies and Instrumentalities	—	923,907	—	923,907
U.S. Treasury Obligations	—	20,769,637	—	20,769,637
Exchange-Traded Products	641,880	—	—	641,880
Time Deposit	—	18,450,538	—	18,450,538
TOTAL	$388,636,739	$241,635,685	$8,443,431	$638,715,855
Other financial instruments***	($83,134)	$—	$—	($83,134)

*	For a complete listing of investments, please refer to the Schedule of Investments.
**	For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
***	Exclusive of $6,125,292,Venture Capital equity shown in Venture Capital heading.
****
Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.

^	Level 3 securities were valued at $0 and represent 0.00% of net assets.

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The following is a reconciliation of Level 3 assets for which significant unobservable input were used to determine fair value:

	VENTURE CAPITAL	TOTAL
Balance as of 9/30/14	$9,512,245	$9,512,245
Accrued discounts/premiums	—	—
Realized gain (loss)	1,290,416	1,290,416
Change in unrealized appreciation (depreciation)	(892,945)	(892,945)
Purchases	41,000	41,000
Sales	(1,507,285)	(1,507,285)
Transfers in and/or out of Level 3[1]	—	—
Balance as of 9/30/15	$8,443,431	$8,443,431
1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.
There were no transfers between levels during the year.

BOND
VALUATION INPUTS
INVESTMENT IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-Backed Securities	$—	$199,551,865	$—	$199,551,865
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	18,432,963	—	18,432,963
Commercial Mortgage-Backed Securities	—	53,641,417	—	53,641,417
Corporate Bonds	—	413,949,716	^	413,949,716
Municipal Obligations	—	24,429,207	—	24,429,207
Floating Rate Loans	—	8,072,696	—	8,072,696
U.S. Government Agencies and Instrumentalities	—	2,925,705	—	2,925,705
U.S. Treasury Obligations	—	45,683,900	—	45,683,900
High Social Impact Investments	—	3,052,276	—	3,052,276
Exchange-Traded Products	1,594,002	—	—	1,594,002
Time Deposit	—	25,209,147	—	25,209,147
Equity Securities**	576,779	—	—	576,779
Total	$2,170,781	$794,948,892	$^	$797,119,673
Other financial instruments***	$149,547	$—	$—	$149,547

*	For a complete listing of investments, please refer to the Schedule of Investments.
**	For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
***
Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.

^	Level 3 securities were valued at $0 and represent 0.00% of net assets.
There were no transfers between levels during the year.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 69

EQUITY
VALUATION INPUTS
INVESTMENT IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity Securities**	$2,524,877,896	$—	$—	$2,524,877,896***
Equity Securities Venture Capital	—	—	6,829,148	6,829,148
Venture Limited Partnership Interest	—	—	11,806,579	11,806,579
Venture Capital Debt Obligations	—	—	2,937,928	2,937,928
High Social Impact Investments	—	10,710,653	—	10,710,653
Time Deposit	—	54,521,811	—	54,521,811
Total	$2,524,877,896	$65,232,464	$21,573,655^	$2,611,684,015

*	For a complete listing of investments, please refer to the Schedule of Investments.
**	For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
***	Exclusive of $6,829,148,Venture Capital equity shown in Venture Capital heading.
^	Level 3 securities represents 0.9% of net assets.
There were no transfers between levels during the year.

LARGE CAP CORE
VALUATION INPUTS
INVESTMENT IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity Securities**	$173,198,859	$—	$—	$173,198,859
Time Deposit	—	11,813,542	—	11,813,542
TOTAL	$173,198,859	$11,813,542	$—	$185,012,401

*	For a complete listing of investments, please refer to the Schedule of Investments.
**	For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
There were no transfers between levels during the year.
Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge, as a substitute for direct investment in a particular asset class to facilitate rebalancing of a Portfolio, or to provide market exposure to a Portfolio’s uncommitted cash balances. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations and market index futures contracts. The Fund is subject to interest rate risk and market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates and the value of securities. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its

70 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
During the year, Balanced and Bond used U.S. Treasury Notes futures contracts to hedge against interest rate changes and to manage overall duration of the portfolios. Balanced also used futures contracts as a substitute for direct investment in a particular asset class to facilitate rebalancing of the Portfolio and implement tactical asset allocation decisions. The Portfolios’ futures contracts at year end are presented in the Statements of Assets and Liabilities.
During the year, Balanced invested in 2 year, 5 year and 10 year U.S Treasury Notes and Ultra U.S. Treasury Bonds futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures Contracts long	101
Futures Contracts short	(161)
* Averages are based on activity levels during the year ended September 30, 2015.
During the year, Bond invested in 2 year, 5 year and 10 year U.S. Treasury Notes and Ultra U.S. Treasury Bonds futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures Contracts long	169
Futures Contracts short	(399)
* Averages are based on activity levels during the year ended September 30, 2015.
Options: The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolios, on broad-based securities indexes, or certain ETFs.
When a Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. Unrealized gain (loss) is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.
Options written by a Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.
During the year, Large Cap Core invested in written options. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Written Options	351
* Averages are based on activity levels during the year ended September 30, 2015.

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At September 30, 2015, the Fund had the following derivatives, categorized by risk exposure:

BALANCED
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest	Unrealized gain on futures contracts	$1,237*	Unrealized loss on futures contracts	($84,371)*

BOND
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest	Unrealized gain on futures contracts	$229,956*	Unrealized loss on futures contracts	($80,409)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2015 was as follows:

BALANCED		Statements of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest Rate	Futures	($516,134)	($10,793)

BOND		Statements of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest Rate	Futures	($1,228,631)	$336,200

LARGE CAP CORE		Statements of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Written Options	$29,050	—
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.
The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures (See the Notes to Schedule of Investments on pages 36, 43, and 47). A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the

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event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced, and annually by Equity and Large Cap Core. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: Balanced, Bond, Equity, and Large Cap Core each charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within seven days for all Class I shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates.
For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

BALANCED
First $500 Million	.41%
Next $500 Million	.385%
Over $1 Billion	.35%

BOND
First $1 Billion	.35%
Over $1 Billion	.325%

EQUITY
First $2 Billion	.50%
Next $1 Billion	.475%
Over $3 Billion	.45%

LARGE CAP CORE
First $250 Million	.60%
Over $250 Million	.55%
For the year ended September 30, 2015, the Advisor voluntarily waived $427,138 and $195,651 of its fee for Equity and Large Cap Core, respectively.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2016 for Balanced Class I, Balanced Class Y, Bond Class Y, Equity Class Y, Large Cap Core Class I, and Large Cap Core Class Y. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses, if any.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 73

The contractual expense caps are as follows: .72% for Balanced Class I, .955% for Balanced Class Y, .92% for Bond Class Y, .96% for Equity Class Y, .81% for Large Cap Core Class I, and 1.07% for Large Cap Core Class Y.
During the year ended September 30, 2015, the Advisor voluntarily reimbursed expenses of $5,524, $13,624 and $8,858 for Class B shares of Balanced, Bond and Large Cap Core.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services for the Fund for an annual fee, payable monthly, based on the following annual rates of average daily net assets:

	Balanced	Bond	Equity	Large Cap Core
Class A, C, & Y	.275%	.30%	.20%	.15%
Class I	.125%	.10%	.10%	.10%
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Portfolio has adopted a Distribution Plan that permits each Portfolio to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid for Class A may not exceed .35% of the annual average daily net assets of Balanced and Bond and .25% of those of Equity and Large Cap Core. The amount actually paid by Class A of Balanced, Bond, Equity, and Large Cap Core is an annualized fee, payable monthly, of .25% (for Balanced only on assets over $30 million), .20%, .25%, and .25%, respectively, of each Classes’ average daily net assets. The expenses paid for Class C may not exceed 1.00% of the annual average daily net assets of Balanced, Bond, Equity, and Large Cap Core. The amount actually paid, is an annualized fee, payable monthly of 1.00%, of each Classes’ average daily net assets. Class I and Class Y do not have Distribution Plan expenses.
CID received the following amounts as its portion of the commissions charged on sales of the Portfolios’ Class A shares for the year ended September 30, 2015: $227,366 for Balanced, $63,384 for Bond, $177,227 for Equity and $28,185 for Large Cap Core.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received fees of $145,952, $88,576, $265,099 and $20,772 for the year ended September 30, 2015 for Balanced, Bond, Equity and Large Cap Core, respectively.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 ($48,000 prior to January 1, 2015) plus a meeting fee of up to $3,000 for each regular Board meeting attended. Additional fees of up to $6,000 ($5,000 prior to January 1, 2015) annually may be paid to the Committee chairs ($10,000 for the Board chair and Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each regular Committee meeting attended. Eligible Trustees may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	BALANCED	BOND	EQUITY	LARGE CAP CORE
Purchases
Long-Term U.S. Government Securities	$292,817,434	$1,245,771,085	$—	$—
Other Long-Term Securities	372,601,939	721,208,092	1,040,130,679	46,857,450
Total Purchases	$665,419,373	$1,966,979,177	$1,040,130,679	$46,857,450
Sales
Long-Term U.S. Government Securities	$282,619,459	$1,244,357,396	$—	$—
Other Long-Term Securities	374,573,540	697,685,228	1,379,109,991	31,047,440
Total Sales	$657,192,999	$1,942,042,624	$1,379,109,991	$31,047,440

74 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

A summary of option contracts written by the Large Cap Core Portfolio during the year ended September 30, 2015 were as follows:

Call Options
	Number of	Option
	Options	Premiums
Options outstanding at beginning of year	—	—
Options written	351	($67,903)
Options exercised	—	—
Options expired	—	—
Options closed	351	($67,903)
Options outstanding at the end of year	—	—

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE	EQUITY
30-September-2017	($41,919,182)
NO EXPIRATION DATE	BOND
Long-term	($7,804,536)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their characters as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. Equity’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.
The tax character of dividends and distributions paid during the years ended September 30, 2015 and September 30, 2014 was as follows:

BALANCED

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$12,897,283	$24,540,465
Long-term capital gains	2,752,072	50,742,493
Total	$15,649,355	$75,282,958

BOND

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$21,552,195	$20,278,875
Total	$21,552,195	$20,278,875

EQUITY

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$13,087,660	$6,186,144
Long-term capital gains	255,353,701	118,692,586
Total	$268,441,361	$124,878,730

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 75

LARGE CAP CORE

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$2,894,740	$1,404,938
Long-term capital gains	8,852,348	10,311,748
Total	$11,747,088	$11,716,686
As of September 30, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

	BALANCED	BOND	EQUITY	LARGE CAP CORE
Unrealized appreciation	$34,891,184	$9,717,469	$756,684,321	$18,884,506
Unrealized (depreciation)	(41,467,450)	(12,452,063)	(88,571,748)	(13,992,128)
Net unrealized appreciation (depreciation)	($6,576,266)	($2,734,594)	$668,112,573	$4,892,378

Undistributed ordinary income	$2,413,070	$39,488	$8,883,455	$2,661,810
Undistributed long-term capital gain	$58,026,905	$—	$338,335,396	$8,551,885
Capital loss carryforward	$—	($7,804,536)	($41,919,182)	$—
Late year ordinary and post October capital loss deferrals	($18,128)	($191,288)	$—	$—

Federal income tax cost of investments	$645,292,121	$799,854,267	$1,943,571,442	$180,120,023
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. For Balanced, the differences are due to Section 1256 futures contracts, loss deferrals on straddle transactions, partnerships, and wash sales. For Bond, the differences are due to Section 1256 futures contracts, straddles, and wash sales. For Equity, the differences are due to wash sales, partnerships, and capital loss limitations under Internal Revenue Code Section 382. For Large Cap Core, the differences are due to wash sales.
Reclassifications, as shown in the table below, have been made to the Porfolios' components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. For Balanced, the reclassifications are due to partnerships, and asset-backed securities. For Bond, the reclassifications are due to asset-backed securities. For Equity, the reclassifications are due to foreign currency transactions, distributions recharacterizations, and partnerships.

	BALANCED	BOND	EQUITY	LARGE CAP CORE
Undistributed net investment income	$41,385	($19,450)	($598,466)	$—
Accumulated net realized gain (loss)	($41,385)	$19,450	$598,545	—
Paid-in capital	—	—	($79)	—
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Portfolios for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at September 30, 2015.

76 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

For the year ended September 30, 2015, borrowings by Balanced Portfolio, Bond Portfolio and Equity Portfolio under the arrangement were as follows:

PORTFOLIO	AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
Balanced	$462	1.39%	$168,639	July 2015
Bond	$16,404	1.38%	$2,436,765	July 2015
Equity	$480,268	1.37%	$25,000,000	December 2014
NOTE E — AFFILIATED COMPANIES
An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares. Affiliated companies of the Portfolios as of September 30, 2015 are as follows:
Balanced

Name of Affiliated Issuer	Market Value 9/30/14	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 9/30/15	Dividend Income
Kickboard, Common	$33,568	$—	$—	$—	$—	$33,568	$—
Kickboard, Series A, Preferred	385,328	—	—	—	—	385,328	—
Kickboard Bridge Note, 8.00%, 6/30/16	—	41,000	—	—	—	41,000	—
GEEMF Partners LP	115,084	—	—	—	($50,301)	64,783	—
TOTALS	$533,980	$41,000	$—	$—	($50,301)	$524,679	$—
Equity

Name of Affiliated Issuer	Market Value 9/30/14	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 9/30/15	Dividend Income
Coastal Ventures III	$231,735	$50,000	($90,156)	$—	$15,137	$206,716	$—
Digital Directions International, Inc.	123,965	—	—	—	—	123,965	—
Global Resource Options, Inc., Series C, Preferred	—	—	—	—	1,745,972	1,745,972	—
Global Resource Options, Inc., Series D, Preferred	1,473,829	—	—	—	868,918	2,342,747	—
Shangri La Farms, Series A, Preferred	200,001	—	—	—	(100,001)	100,000	—
TOTALS	$2,029,530	$50,000	($90,156)	$—	$2,530,026	$4,519,400	$—
NOTE F — CAPITAL COMMITMENTS
In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios’ investment in these securities. As of September 30, 2015, the aggregate amount of the future capital commitments totals were $60,000 and $5,236,464 for Balanced and Equity, respectively.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 77

NOTE G — LIMITED PARTNERSHIP INVESTMENT
The Balanced Portfolio executed agreements to invest in the following limited partnerships:

Name of Partnership	Total Capital Commitment	Unfunded Commitment at 9/30/15
Infrastructure & Environment Private Equity Fund III LP	$1,000,000	$—
GEEMF Partners LP	$255,500	$—
Coastal Venture Partners LP	$200,000	$—
Commons Capital LP	$500,000	$—
Global Environmental Emerging Markets Fund LP	$744,500	$—
First Analysis Private Equity Fund IV LP	$1,000,000	$60,000
Labrador Ventures Fund III LP	$500,000	$—
New Markets Growth Fund LLC	$250,000	$—
Solstice Capital LP	$500,000	$—
The Equity Portfolio executed agreements to invest in the following limited partnerships:

Name of Partnership	Total Capital Commitment	Unfunded Commitment at 9/30/15
DBL Partners III LP	$1,000,000	$851,239
Africa Renewable Energy Fund LP	$1,000,000	$655,336
Mainstream Brazil Impact Investing Fund LP	$500,000	$481,578
Arborview Capital Partners LP	$1,000,000	$453,262
First Analysis Private Equity Fund V LP	$1,000,000	$443,302
SJF Ventures III LP	$1,000,000	$435,000
SJF Venture II LP	$750,000	$—
New Markets Education Partners LP	$1,000,000	$340,000
Owl Ventures LP	$500,000	$335,000
Westly Capital Partners Fund II LP	$1,000,000	$303,409
Adobe Capital Social Mezzanine Fund I LP	$500,000	$276,058
LeapFrog Financial Inclusion Fund	$1,000,000	$167,447
Coastal Ventures III LP	$500,000	$150,000
Core Innovation Capital I LP	$1,000,000	$105,673
Impact Ventures II LP	$1,000,000	$93,224
New Markets Venture Partners II LP	$500,000	$47,500
China Environment Fund 2004 LP	$500,000	$37,764
DBL Equity Fund - BAEF II LP	$1,000,000	$31,600
Ignia Fund I LP	$1,000,000	$18,233
Renewable Energy Asia Fund LP [EUR]	$1,336,154	$6,749
Blackstone Cleantech Venture Partners LP	$449,715	$52,885
China Environment Fund III LP	$1,000,000	$1,205
SEAF India International Growth Fund	$482,500	$—

78 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

NOTE H — REGULATORY MATTERS
In October 2011, the Advisor determined that it was necessary to change the price at which one of the Balanced and Bond Portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $206,623 and $3,320,907 to the Balanced and Bond Portfolios, respectively, to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.
Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated its examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders. The SEC is continuing its examination of these matters. It is management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Balanced and Bond Funds.
NOTE I — SUBSEQUENT EVENTS
At a special meeting of the Fund’s Board of Trustees (the “Board”) held on November 24, 2015, the Board approved the recommendation made by Calvert Investment Administrative Services, Inc. (“CIAS”) to standardize and rationalize the administrative fee payable by the Calvert Funds at 12 basis points for all series and all share classes of the Calvert Funds.  The change is being implemented in two phases.  First, CIAS will voluntarily waive the amount of the existing administrative fee above 12 basis points for the period from December 1, 2015 through January 31, 2016.  Second, CIAS and the Fund have entered into an Amended and Restated Administrative Services Agreement that will establish a 12 basis point administrative fee for all classes of the Fund commencing on February 1, 2016.  In the case of any series or share class that currently pays an administrative fee to CIAS that is less than 12 basis points, CIAS has contractually agreed to waive the difference between that lower administrative fee and the 12 basis point fee until January 31, 2018.
In preparing the financial statements as of September 30, 2015, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2015, the Portfolios consider certain distributions paid during the year as:

Fund Name	(a) Long-term Capital Gain	(b) Qualified Dividend Income %	(c) Dividends Received Deduction % (for corporate shareholders)
Balanced	$2,752,072	54.4%	60.3%
Bond	—	0.1%	—
Equity	$255,353,697	100.0%	100.0%
Large Cap Core	$8,852,348	100.0%	100.0%
(a) Each Portfolio considers the amounts shown above as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.
(b) Each Portfolio considers the percentages shown above of ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.
(c) Each Portfolio considers the percentages shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 79

CALVERT BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 (z)	September 30, 2011 (z)
Net asset value, beginning	$33.06	$34.13	$30.81	$26.19	$25.94
Income from investment operations:
Net investment income	.43	.33	.24	.23	.29
Net realized and unrealized gain (loss)	(.81)	3.02	3.32	4.62	.22
Total from investment operations	(.38)	3.35	3.56	4.85	.51
Distributions from:
Net investment income	(.41)	(.32)	(.24)	(.23)	(.26)
Net realized gain	(.37)	(4.10)	—	—	—
Total distributions	(.78)	(4.42)	(.24)	(.23)	(.26)
Total increase (decrease) in net asset value	(1.16)	(1.07)	3.32	4.62	.25
Net asset value, ending	$31.90	$33.06	$34.13	$30.81	$26.19
Total return*	(1.27%)	10.77%	11.60%	18.58%	1.94%
Ratios to average net assets: A
Net investment income	1.25%	1.02%	.76%	.78%	1.04%
Total expenses	1.13%	1.17%	1.18%	1.22%	1.22%
Expenses before offsets	1.13%	1.16%	1.18%	1.22%	1.22%
Net expenses	1.13%	1.16%	1.18%	1.22%	1.22%
Portfolio turnover	99%	124%	114%	145%	100%
Net assets, ending (in thousands)	$569,368	$561,809	$497,160	$447,678	$405,716

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

80 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 (z)	September 30, 2011 (z)
Net asset value, beginning	$32.30	$33.45	$30.23	$25.72	$25.47
Income from investment operations:
Net investment income (loss)	.15	.08	(.02)	(.02)	.05
Net realized and unrealized gain (loss)	(.78)	2.94	3.25	4.54	.23
Total from investment operations	(.63)	3.02	3.23	4.52	.28
Distributions from:
Net investment income	(.19)	(.07)	(.01)	(.01)	(.03)
Net realized gain	(.37)	(4.10)	—	—	—
Total distributions	(.56)	(4.17)	(.01)	(.01)	(.03)
Total increase (decrease) in net asset value	(1.19)	(1.15)	3.22	4.51	.25
Net asset value, ending	$31.11	$32.30	$33.45	$30.23	$25.72
Total return*	(2.08%)	9.89%	10.71%	17.60%	1.08%
Ratios to average net assets: A
Net investment income (loss)	.47%	.24%	(0.06%)	(0.05%)	.18%
Total expenses	1.92%	1.95%	1.99%	2.05%	2.07%
Expenses before offsets	1.92%	1.94%	1.99%	2.05%	2.07%
Net expenses	1.92%	1.94%	1.99%	2.05%	2.07%
Portfolio turnover	99%	124%	114%	145%	100%
Net assets, ending (in thousands)	$55,180	$48,814	$37,812	$29,605	$24,335

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 81

CALVERT BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 (z)	September 30, 2011 (z)
Net asset value, beginning	$33.53	$34.55	$31.19	$26.49	$26.22
Income from investment operations:
Net investment income	.59	.51	.41	.45	.43
Net realized and unrealized gain (loss)	(.82)	3.06	3.35	4.61	.23
Total from investment operations	(.23)	3.57	3.76	5.06	.66
Distributions from:
Net investment income	(.57)	(.49)	(.40)	(.36)	(.39)
Net realized gain	(.37)	(4.10)	—	—	—
Total distributions	(.94)	(4.59)	(.40)	(.36)	(.39)
Total increase (decrease) in net asset value	(1.17)	(1.02)	3.36	4.70	.27
Net asset value, ending	$32.36	$33.53	$34.55	$31.19	$26.49
Total return*	(0.86%)	11.35%	12.13%	19.16%	2.45%
Ratios to average net assets: A
Net investment income	1.70%	1.53%	1.26%	1.43%	1.54%
Total expenses	0.64%	.66%	.68%	.83%	1.33%
Expenses before offsets	0.64%	.66%	.68%	.70%	.72%
Net expenses	0.64%	.66%	.68%	.70%	.72%
Portfolio turnover	99%	124%	114%	145%	100%
Net assets, ending (in thousands)	$13,894	$43,579	$35,578	$29,601	$1,820

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

82 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)#
Net asset value, beginning	$33.29	$34.25	$32.60
Income from investment operations:
Net investment income	.50	.38	.18
Net realized and unrealized gain (loss)	(.83)	3.04	1.48
Total from investment operations	(.33)	3.42	1.66
Distributions from:
Net investment income	(.46)	(.28)	(.01)
Net realized gain	(.37)	(4.10)	—
Total distributions	(.83)	(4.38)	(.01)
Total increase (decrease) in net asset value	(1.16)	(.96)	1.65
Net asset value, ending	$32.13	$33.29	$34.25
Total return*	(1.13%)	10.97%	5.11%
Ratios to average net assets: A
Net investment income	1.46%	1.27%	.71%(a)
Total expenses	1.09%	3.32%	61.96%(a)
Expenses before offsets	0.96%	.96%	.97%(a)
Net expenses	0.96%	.96%	.97%(a)
Portfolio turnover	99%	124%	114%
Net assets, ending (in thousands)	$6,103	$3,250	$66

(z)	Per share figures are calculated using the Average Shares Method.
#	From April 30, 2013 inception.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(a) Annualized.

See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 83

CALVERT BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012	September 30, 2011
Net asset value, beginning	$15.92	$15.61	$16.58	$15.85	$16.00^
Income from investment operations:
Net investment income	.38	.38	.33	.40	.42
Net realized and unrealized gain (loss)	(.09)	.34	(.69)	.91	.02^
Total from investment operations	.29	.72	(.36)	1.31	.44
Distributions from:
Net investment income	(.38)	(.38)	(.35)	(.41)	(.43)
Net realized gain	—	(.03)	(.26)	(.17)	(.16)
Total distributions	(.38)	(.41)	(.61)	(.58)	(.59)
Total increase (decrease) in net asset value	(.09)	.31	(.97)	.73	(.15)
Net asset value, ending	$15.83	$15.92	$15.61	$16.58	$15.85
Total return*	1.79%	4.66%	(2.27%)	8.47%	2.83%^
Ratios to average net assets: A
Net investment income	2.35%	2.40%	2.05%	2.52%	2.63%
Total expenses	1.07%	1.12%	1.11%	1.16%	1.13%
Expenses before offsets	1.07%	1.12%	1.11%	1.16%	1.13%
Net expenses	1.07%	1.12%	1.11%	1.16%	1.13%
Portfolio turnover	241%	187%	214%	228%	203%
Net assets, ending (in thousands)	$395,194	$378,269	$408,823	$473,995	$516,884

(z)	Per share figures are calculated using the Average Shares Method.
^	The Financial Highlights for the year ended 2010 have been restated to reflect an immaterial pricing adjustment made in 2011.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

84 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012	September 30, 2011
Net asset value, beginning	$15.82	$15.52	$16.48	$15.76	$15.90^
Income from investment operations:
Net investment income	.24	.25	.20	.27	.29
Net realized and unrealized gain (loss)	(.09)	.33	(.68)	.90	.03^
Total from investment operations	.15	.58	(.48)	1.17	.32
Distributions from:
Net investment income	(.24)	(.25)	(.22)	(.28)	(.30)
Net realized gain	—	(.03)	(.26)	(.17)	(.16)
Total distributions	(.24)	(.28)	(.48)	(.45)	(.46)
Total increase (decrease) in net asset value	(.09)	.30	(.96)	.72	(.14)
Net asset value, ending	$15.73	$15.82	$15.52	$16.48	$15.76
Total return*	.95%	3.78%	(3.01%)	7.58%	2.08%^
Ratios to average net assets: A
Net investment income	1.51%	1.60%	1.26%	1.73%	1.83%
Total expenses	1.91%	1.92%	1.90%	1.96%	1.93%
Expenses before offsets	1.91%	1.92%	1.90%	1.96%	1.93%
Net expenses	1.91%	1.92%	1.90%	1.96%	1.93%
Portfolio turnover	241%	187%	214%	228%	203%
Net assets, ending (in thousands)	$32,626	$33,963	$37,620	$45,974	$47,123

(z)	Per share figures are calculated using the Average Shares Method.
^	The Financial Highlights for the year ended 2010 have been restated to reflect an immaterial pricing adjustment made in 2011.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 85

CALVERT BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012	September 30, 2011
Net asset value, beginning	$15.94	$15.62	$16.59	$15.85	$16.01^
Income from investment operations:
Net investment income	.47	.48	.43	.50	.51
Net realized and unrealized gain (loss)	(.09)	.35	(.70)	.92	.01^
Total from investment operations	.38	.83	(.27)	1.42	.52
Distributions from:
Net investment income	(.47)	(.48)	(.44)	(.51)	(.52)
Net realized gain	—	(.03)	(.26)	(.17)	(.16)
Total distributions	(.47)	(.51)	(.70)	(.68)	(.68)
Total increase (decrease) in net asset value	(.09)	.32	(.97)	.74	(.16)
Net asset value, ending	$15.85	$15.94	$15.62	$16.59	$15.85
Total return*	2.36%	5.35%	(1.69%)	9.21%	3.39%^
Ratios to average net assets: A
Net investment income	2.91%	3.01%	2.66%	3.12%	3.25%
Total expenses	.51%	.50%	0.51%	.56%	.52%
Expenses before offsets	.51%	.50%	0.51%	.56%	.52%
Net expenses	.51%	.50%	0.51%	.56%	.52%
Portfolio turnover	241%	187%	214%	228%	203%
Net assets, ending (in thousands)	$328,690	$300,602	$220,621	$202,799	$224,792

(z)	Per share figures are calculated using the Average Shares Method.
^	The Financial Highlights for the year ended 2010 have been restated to reflect an immaterial pricing adjustment made in 2011.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

86 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012	September 30, 2011
Net asset value, beginning	$16.03	$15.70	$16.67	$15.93	$16.06^
Income from investment operations:
Net investment income	.42	.42	.38	.45	.46
Net realized and unrealized gain (loss)	(.09)	.35	(.70)	.92	.03^
Total from investment operations	.33	.77	(.32)	1.37	.49
Distributions from:
Net investment income	(.42)	(.41)	(.39)	(.46)	(.46)
Net realized gain	—	(.03)	(.26)	(.17)	(.16)
Total distributions	(.42)	(.44)	(.65)	(.63)	(.62)
Total increase (decrease) in net asset value	(.09)	.33	(.97)	.74	(.13)
Net asset value, ending	$15.94	$16.03	$15.70	$16.67	$15.93
Total return*	2.06%	4.98%	(1.97%)	8.79%	3.17%^
Ratios to average net assets: A
Net investment income	2.63%	2.66%	2.36%	2.81%	2.91%
Total expenses	.80%	.85%	.81%	.87%	.83%
Expenses before offsets	.80%	.85%	.81%	.87%	.83%
Net expenses	.80%	.85%	.81%	.87%	.83%
Portfolio turnover	241%	187%	214%	228%	203%
Net assets, ending (in thousands)	$77,131	$53,613	$39,300	$35,396	$26,987

(z)	Per share figures are calculated using the Average Shares Method.
^	The Financial Highlights for the year ended 2010 have been restated to reflect an immaterial pricing adjustment made in 2011.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 87

CALVERT EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 (z)	September 30, 2011 (z)
Net asset value, beginning	$50.33	$44.68	$38.48	$32.91	$32.56
Income from investment operations:
Net investment income (loss)	.10	.02	.07	(.05)	(.09)
Net realized and unrealized gain (loss)	2.20	7.67	6.19	7.32	.44
Total from investment operations	2.30	7.69	6.26	7.27	.35
Distributions from:
Net investment income	(.02)	(.05)	(.01)	—	—
Net realized gain	(4.82)	(1.99)	(.05)	(1.70)	—
Total distributions	(4.84)	(2.04)	(.06)	(1.70)	—
Total increase (decrease) in net asset value	(2.54)	5.65	6.20	5.57	.35
Net asset value, ending	$47.79	$50.33	$44.68	$38.48	$32.91
Total return*	4.57%	17.63%	16.30%	22.75%	1.07%
Ratios to average net assets: A
Net investment income (loss)	.19%	.05%	.18%	(0.15%)	(0.25%)
Total expenses	1.13%	1.15%	1.21%	1.21%	1.20%
Expenses before offsets	1.12%	1.14%	1.20%	1.21%	1.20%
Net expenses	1.12%	1.14%	1.20%	1.21%	1.20%
Portfolio turnover	37%	24%	32%	36%	41%
Net assets, ending (in thousands)	$1,328,913	$1,590,823	$1,602,401	$1,500,089	$1,297,315

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

88 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 (z)	September 30, 2011 (z)
Net asset value, beginning	$38.31	$34.66	$30.06	$26.24	$26.15
Income from investment operations:
Net investment loss	(.20)	(.25)	(.17)	(.25)	(.29)
Net realized and unrealized gain (loss)	1.69	5.89	4.82	5.77	.38
Total from investment operations	1.49	5.64	4.65	5.52	.09
Distributions from:
Net realized gain	(4.82)	(1.99)	(.05)	(1.70)	—
Total distributions	(4.82)	(1.99)	(.05)	(1.70)	—
Total increase (decrease) in net asset value	(3.33)	3.65	4.60	3.82	.09
Net asset value, ending	$34.98	$38.31	$34.66	$30.06	$26.24
Total return*	3.82%	16.76%	15.51%	21.82%	.34%
Ratios to average net assets: A
Net investment loss	(.54%)	(.68%)	(.52%)	(.87%)	(1.01%)
Total expenses	1.87%	1.88%	1.91%	1.94%	1.95%
Expenses before offsets	1.86%	1.87%	1.90%	1.93%	1.95%
Net expenses	1.86%	1.87%	1.90%	1.93%	1.95%
Portfolio turnover	37%	24%	32%	36%	41%
Net assets, ending (in thousands)	$169,649	$171,869	$158,591	$150,000	$132,658

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 89

CALVERT EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 (z)	September 30, 2011 (z)
Net asset value, beginning	$54.90	$48.48	$41.55	$35.22	$34.66
Income from investment operations:
Net investment income	0.38	0.29	0.32	0.16	0.10
Net realized and unrealized gain (loss)	2.38	8.34	6.70	7.87	0.46
Total from investment operations	2.76	8.63	7.02	8.03	0.56
Distributions from:
Net investment income	(0.19)	(0.22)	(0.04)	—	—
Net realized gain	(4.82)	(1.99)	(0.05)	(1.70)	—
Total distributions	(5.01)	(2.21)	(0.09)	(1.70)	—
Total increase (decrease) in net asset value	(2.25)	6.42	6.93	6.33	0.56
Net asset value, ending	$52.65	$54.90	$48.48	$41.55	$35.22
Total return*	5.06%	18.23%	16.95%	23.44%	1.62%
Ratios to average net assets: A
Net investment income	.69%	.56%	.72%	.40%	.28%
Total expenses	.64%	.64%	.66%	.67%	.67%
Expenses before offsets	.63%	.62%	.65%	.66%	.67%
Net expenses	.63%	.62%	.65%	.66%	.67%
Portfolio turnover	37%	24%	32%	36%	41%
Net assets, ending (in thousands)	$567,954	$961,680	$798,677	$667,246	$535,829

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

90 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 (z)	September 30, 2011 (z)
Net asset value, beginning	$51.35	$45.51	$39.06	$33.25	$32.78
Income from investment operations:
Net investment income	.25	.18	.23	.09	.04
Net realized and unrealized gain (loss)	2.25	7.81	6.30	7.42	.43
Total from investment operations	2.50	7.99	6.53	7.51	.47
Distributions from:
Net investment income	(.13)	(.16)	(.03)	—	—
Net realized gain	(4.82)	(1.99)	(.05)	(1.70)	—
Total distributions	(4.95)	(2.15)	(.08)	(1.70)	—
Total increase (decrease) in net asset value	(2.45)	5.84	6.45	5.81	.47
Net asset value, ending	$48.90	$51.35	$45.51	$39.06	$33.25
Total return*	4.89%	17.99%	16.76%	23.26%	1.43%
Ratios to average net assets: A
Net investment income	.49%	.36%	.56%	.25%	.10%
Total expenses	.84%	.83%	.82%	.82%	.84%
Expenses before offsets	.82%	.82%	.81%	.81%	.84%
Net expenses	.82%	.82%	.81%	.81%	.84%
Portfolio turnover	37%	24%	32%	36%	41%
Net assets, ending (in thousands)	$157,114	$139,319	$137,137	$106,723	$66,377

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 91

CALVERT LARGE CAP CORE PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 (z)	September 30, 2011 (z)
Net asset value, beginning	$23.31	$22.35	$18.49	$15.16	$15.02
Income from investment operations:
Net investment income	.19	.18	.15	.15	.11
Net realized and unrealized gain (loss)	(.64)	2.70	3.87	3.31	.11
Total from investment operations	(.45)	2.88	4.02	3.46	.22
Distributions from:
Net investment income	(.16)	(.15)	(.14)	(.13)	(.08)
Net realized gain	(1.31)	(1.77)	(.02)	—	—
Total distributions	(1.47)	(1.92)	(.16)	(.13)	(.08)
Total increase (decrease) in net asset value	(1.92)	.96	3.86	3.33	.14
Net asset value, ending	$21.39	$23.31	$22.35	$18.49	$15.16
Total return*	(2.42%)	13.72%	21.91%	22.91%	1.43%
Ratios to average net assets: A
Net investment income	.81%	.81%	.74%	.83%	.68%
Total expenses	1.26%	1.30%	1.32%	1.40%	1.44%
Expenses before offsets	1.16%	1.20%	1.22%	1.30%	1.34%
Net expenses	1.16%	1.20%	1.22%	1.30%	1.34%
Portfolio turnover	17%	68%	59%	48%	111%
Net assets, ending (in thousands)	$68,950	$69,499	$58,507	$41,334	$32,184

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

92 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT LARGE CAP CORE PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 (z)	September 30, 2011 (z)
Net asset value, beginning	$20.99	$20.32	$16.84	$13.82	$13.75
Income from investment operations:
Net investment income (loss)	.01	—	(.02)	—	(.03)
Net realized and unrealized gain (loss)	(.57)	2.44	3.52	3.02	.10
Total from investment operations	(.56)	2.44	3.50	3.02	.07
Distributions from:
Net realized gain	(1.31)	(1.77)	(.02)	—	—
Total distributions	(1.31)	(1.77)	(.02)	—	—
Total increase (decrease) in net asset value	(1.87)	.67	3.48	3.02	.07
Net asset value, ending	$19.12	$20.99	$20.32	$16.84	$13.82
Total return*	(3.17%)	12.80%	20.84%	21.85%	.51%
Ratios to average net assets: A
Net investment income (loss)	.02%	.02%	(.09%)	(.03%)	(.22%)
Total expenses	2.04%	2.09%	2.16%	2.26%	2.33%
Expenses before offsets	1.94%	1.99%	2.06%	2.16%	2.23%
Net expenses	1.94%	1.99%	2.06%	2.16%	2.23%
Portfolio turnover	17%	68%	59%	48%	111%
Net assets, ending (in thousands)	$12,077	$12,404	$9,403	$7,199	$5,962

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 93

CALVERT LARGE CAP CORE PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 (z)	September 30, 2011 (z)
Net asset value, beginning	$23.81	$22.80	$18.84	$15.45	$15.29
Income from investment operations:
Net investment income	.31	.30	.26	.24	.21
Net realized and unrealized gain (loss)	(.66)	2.75	3.92	3.37	.11
Total from investment operations	(.35)	3.05	4.18	3.61	.32
Distributions from:
Net investment income	(.24)	(.27)	(.20)	(.22)	(.16)
Net realized gain	(1.31)	(1.77)	(.02)	—	—
Total distributions	(1.55)	(2.04)	(.22)	(.22)	(.16)
Total increase (decrease) in net asset value	(1.90)	1.01	3.96	3.39	.16
Net asset value, ending	$21.91	$23.81	$22.80	$18.84	$15.45
Total return*	(1.96%)	14.25%	22.47%	23.57%	2.02%
Ratios to average net assets: A
Net investment income	1.27%	1.31%	1.24%	1.37%	1.22%
Total expenses	.79%	.81%	.82%	.87%	.89%
Expenses before offsets	.69%	.71%	.72%	.77%	.79%
Net expenses	.69%	.71%	.72%	.77%	.79%
Portfolio turnover	17%	68%	59%	48%	111%
Net assets, ending (in thousands)	$101,244	$95,258	$59,564	$43,940	$31,035

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

94 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT

CALVERT LARGE CAP CORE PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)#
Net asset value, beginning	$23.51	$22.36	$21.09
Income from investment operations:
Net investment income	.22	.21	.08
Net realized and unrealized gain (loss)	(.67)	2.71	1.19
Total from investment operations	(.45)	2.92	1.27
Distributions from:
Net investment income	—	**	—
Net realized gain	(1.31)	(1.77)	—
Total distributions	(1.31)	(1.77)	—
Total increase (decrease) in net asset value	(1.76)	1.15	1.27
Net asset value, ending	$21.75	$23.51	$22.36
Total return*	(2.33%)	13.86%	6.02%
Ratios to average net assets: A
Net investment income	.91%	.95%	.58%(a)
Total expenses	1.38%	2.96%	612.15%(a)
Expenses before offsets	1.07%	1.07%	1.15%(a)
Net expenses	1.07%	1.07%	1.15%(a)
Portfolio turnover	17%	68%	59%
Net assets, ending (in thousands)	$2,876	$1,562	$4

(z)	Per share figures are calculated using the Average Shares Method.
# From April 30, 2013 inception.
** Amount was less than $.01 per share.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(a) Annualized.

See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT 95

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a

96 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED) 97

TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 66	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President of the national non-profit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	18	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 67	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	• None
JOHN G. GUFFEY, JR. AGE: 67	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 52	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since September 2013. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2013.	18	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 65	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	18	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 70	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	18	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 66	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	18	• None

98 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 67	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 55	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015) President and Director, Portfolio 21 Investments, Inc. (through October 2014) President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012) President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	38
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED) 99

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CSIF 2000 CRIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
VICKI L. BENJAMIN AGE: 54	Treasurer	2015	Executive Vice President and Chief Financial Officer of Calvert Investments, Inc. since March 2015. Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.
ROBERT D. BENSON, ESQ. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc. (2005-2010).

THOMAS DAILEY AGE: 51	Vice President	2004	Vice President of the Advisor and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 47	Vice President & Secretary	1996 CSIF 2000 CRIS 1996 CWVF 2000 Impact
Vice President, Acting Secretary and Acting General Counsel (Deputy General Counsel prior to 2015) of Calvert Investments, Inc. Prior to August 10, 2015, Ms. Duke was also Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Acting Chief Financial Officer (September 2014-March 2015) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

CATHERINE P. ROY AGE: 59	Vice President	2004	Senior Vice President of the Advisor and Chief Investment Officer – Fixed Income.
NATALIE A. TRUNOW AGE: 47	Vice President	2008	Senior Vice President of the Advisor and Chief Investment Officer – Equities.
*    Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.  Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.
The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

100 calvert.com CALVERT SOCIAL INVESTMENT FUND ANNUAL REPORT (UNAUDITED)

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To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT SOCIAL INVESTMENT FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets EX-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.
Printed on recycled paper using soy inks.

Calvert Asset Allocation Funds • Conservative Allocation Fund • Moderate Allocation Fund • Aggressive Allocation Fund

Annual Report September 30, 2015 E-Delivery Sign-Up — Details Inside

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Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE OF CONTENTS

4	President’s Letter
6	Portfolio Management Discussion
13	Understanding Your Fund’s Expenses
15	Report of Independent Registered Public Accounting Firm
16	Schedule of Investments
22	Statement of Assets and Liabilities
25	Statements of Operations
26	Statements of Changes in Net Assets
30	Notes to Financial Statements
38	Financial Highlights
44	Explanation of Financial Tables
45	Proxy Voting
45	Availability of Quarterly Portfolio Holdings
46	Trustee and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
Global economic growth is vital to the improvement of the lives of all people, especially so to those of the ultra-poor. However, how that growth is achieved is critical to the long-term health and sustainability of our collective societies. Business activity that does not show consideration for environmental and social impacts may have calamitous consequences, many of which we are witnessing now, including political and social unrest, unjust wealth distribution and diminished bio-diversity.
The returns of the markets (chart below) reflect the impact of the uncertainty created by a legacy of unsustainable development and the current lack of positive economic growth trends. The steep decline in the emerging market equities index (reflective of the flight of capital and currency weakness) is particularly impactful as these regions include some of the largest populations of individuals most in need of sustainable and inclusive economic development.

MARKET BENCHMARKS	Total Returns for the period ended 9/30/2015
	6 Months	Year-to-Date	1 Year	5 Year
S&P 500	-6.18%	-5.29%	-0.61%	13.34%
Russell 1000	-6.72%	-5.24%	-0.61%	13.42%
Russell 3000	-7.12%	-5.45%	-0.49%	13.28%
MSCI World ex USA	-9.88%	-6.32%	-9.73%	3.92%
MSCI Emerging Markets	-17.11%	-15.22%	-18.98%	-3.25%
Barclays U.S. Aggregate Bond	-0.47%	1.13%	2.94%	3.10%
Barclays Global Aggregate	-0.34%	-2.25%	-3.26%	0.81%
Returns for periods greater than one year have been annualized.
In an effort to mitigate this issue and foster the long term sustainability and justice of our global economic system, many of the world’s leaders participated with the United Nations (“UN”) to design and implement a 15-year plan to create the kind of economic development (http://www.calvert.com/media-relations/press-releases/calvert-ceo-participates-in-the-un-sustainable-development-summit) that should benefit the poorest people in the world, preserve opportunities for future generations, and provide stewardship to the environment. This effort, which kicked-off at the UN Summit earlier this month, involves bringing together private enterprise, governments, NGOs, development banks and people of all walks of life to achieve the “Sustainable Development Goals 2015” (SDGs). These goals include: eliminating extreme poverty, eliminating extreme hunger, fostering good health for all, promoting gender equality, and creating environmental sustainability and peace and stability throughout the world. The SDGs impact residents of every country in some manner, but no one more acutely than the denizens of the developing and emerging nations.
It was my privilege, as Calvert’s CEO, to be invited to the Summit, as one of 350 global leaders asked to participate in the development of this critical 15-year sustainability plan. During the course of this event, I announced that Calvert Investments would lead a project (http://www.calvert.com/perspective/social-impact/calvert-un-sustainable-development-goals) to map the Sustainable Development Goals to standards that companies can be measured by, and that investors may look to in order to

4 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED)

understand which companies are helping to create sustainable, responsible growth. It is integral to the success and achievement of the goals, that the largest holders of capital, i.e., corporations, help drive these initiatives.
The crucial role that corporations now play in creating social and environmental outcomes was highlighted at the UN sessions by the presence of CEOs and sustainability officers from around the world, and the vital role of investors and the capital markets was reflected by our presence and contribution. In addition to representing your interests at the UN event, Calvert has contributed to the understanding of the role that corporations and investors play in driving social and environmental conditions through our most recent research, “The Role of the Corporation in Society”, available to you on our website, (see http://www.calvert.com/perspective/governance/calvert-serafeim-series-report).
Despite the fact that the past year has not brought the financial returns that you or I would have wished for as investors, I believe that when we look back on 2015 several years from now we are likely to see it as a transformative year in terms of our economic and social systems. Individuals and organizations of all types — corporate, government, NGO, religious — are coming together due to the realization that we need a more sustainable and just system to serve the needs of all stakeholders. As a shareholder of Calvert Funds, you are very much part of this mission, as together we are a leader and innovator in connecting capital to mission, with the dual purpose of driving competitive investment returns with just and sustainable economic progress.
On behalf of all of us at Calvert Investments, thank you for the confidence you have placed in our management of your funds and the ongoing privilege to serve you. We appreciate the opportunity to work with you as we strive to meet your financial needs while also helping to render the world a better place for all people.
Respectfully,
John Streur
October 2015

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Joshua Linder, CFA Portfolio Manager

Vishal Khanduja, CFA Vice President, Portfolio Manager and Head of Taxable Fixed Income
Performance
For the 12-month period ended September 30, 2015, Calvert Conservative Allocation Fund’s Class A shares (at NAV) returned 2.01%, outperforming the benchmark, the Barclays U.S. Credit Index, which returned 1.50%. Calvert Moderate Allocation Fund’s Class A shares (at NAV) returned 0.86%, while Calvert Aggressive Allocation Fund’s Class A shares (at NAV) returned 0.41%. Both the Moderate and Aggressive Allocation funds also outperformed their common benchmark, the Russell 3000 Index, which declined 0.49% over the period.
Calvert has developed a set of secondary composite benchmarks based on a mix of market indexes, which more closely reflect the asset allocation strategy of each fund than do the single asset class benchmarks listed above. All three asset allocation funds outperformed their respective composite benchmarks for the period, benefiting from a series of well-timed tactical asset allocation decisions and strong relative performance by underlying funds. We discuss the performance of each fund relative to its composite benchmark in the portfolio strategy section below.
Investment Process
The asset allocation funds are “funds of funds.” They typically invest within the following ranges in the underlying Calvert funds that primarily invest in the following asset classes:

	Fixed Income	Equity	Cash and Money Market Instruments
Conservative Allocation Fund	45% to 75%	15% to 45%	0% to 20%
Moderate Allocation Fund	20% to 50%	50% to 80%	0% to 20%
Aggressive Allocation Fund	0% to 30%	70% to 100%	0% to 10%
In addition, the funds may invest, to a limited extent, in derivatives instruments and exchange-traded funds to facilitate periodic rebalancing to their target asset allocations and to implement tactical asset allocation decisions.
Market Review
Improving economic conditions in the United States compared with a stagnating or deteriorating growth outlook in much of the rest of the world helped domestic equities outperform international equity markets over the reporting period. Despite an initial positive reaction by European financial markets following the quantitative easing announcement by the European Central Bank (ECB), there are already signs the eurozone economic recovery may have a hard time accelerating. Further signs of an economic slowdown in China and concerns about the ability of the Chinese government to engineer a soft economic landing weighed on emerging market stocks throughout the period and contributed to the broader sell-off in equities at the end of the third quarter of 2015.
For the 12-month period ended September 30, 2015, the S&P 500 and Russell 1000 both declined 0.61% while the MSCI EAFE Investable Market Index (IMI) and MSCI Emerging Markets Index declined 7.16% and 18.98%, respectively. The Russell 2000 returned 1.25%. The Barclays U.S. Credit Index returned 1.50%.

6 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED)

A wide range of U.S. macroeconomic data improved over the year. Most importantly, the job market was relatively healthy for most of the 12-month period, adding an average of 237,000 jobs per month. This helped push the unemployment rate down to 5.1%, though this was driven in part by a declining labor force participation rate and has not yet been accompanied by meaningful wage growth.
The price of crude oil declined by 50% during the period. With lower commodity prices, a stronger dollar, and little wage growth, inflation in the U.S. remained below the U.S. Federal Reserve’s 2% target. The Fed decided to delay interest rate hikes given the continued low inflation and slowing global growth, but is still considering raising rates before the end of the calendar year.
Slowing growth in China helped push down commodity prices and contributed to weakness in other emerging market economies that rely heavily on Chinese commodity consumption. The low level of inflation provides the Chinese government with room for additional accommodative monetary and fiscal policy, which we saw with the devaluing of the yuan.
Portfolio Strategy
The Calvert Conservative Allocation Fund’s Class A shares (at NAV) returned 2.01% for the period, outperforming its blended composite benchmark, which returned 0.40%.1
The Calvert Moderate Allocation Fund’s Class A shares (at NAV) returned 0.86% for the period, outperforming its blended composite benchmark, which declined 1.02%.2
The Calvert Aggressive Allocation Fund’s Class A shares (at NAV) returned 0.41% for the period, outperforming its blended composite benchmark, which declined 2.27%.3
The funds remained overweight in U.S. equities during the period based on our view that the U.S. economy continues to be more structurally sound than many of its international counterparts.

1The Calvert Conservative Allocation Composite Benchmark is currently comprised of 22% Russell 3000 Index, 7% MSCI EAFE Investable Market Index, 1% MSCI Emerging Markets Index, 60% Barclays U.S. Credit Index, and 10% Barclays U.S. 3 Month Treasury Bellwether Index.
2The Calvert Moderate Allocation Composite Benchmark is currently comprised of 47% Russell 3000 Index, 15% MSCI EAFE Investable Market Index, 3% MSCI Emerging Markets Index, 30% Barclays U.S. Credit Index, and 5% Barclays U.S. 3 Month Treasury Bellwether Index.
3The Calvert Aggressive Allocation Composite Benchmark is currently comprised of 64% Russell 3000 Index, 21% MSCI EAFE Investable Market Index, 5% MSCI Emerging Markets Index, and 10% Barclays U.S. Credit Index.

CALVERT CONSERVATIVE ALLOCATION FUND
SEPTEMBER 30, 2015

ASSET ALLOCATION		% OF TOTAL INVESTMENTS
Domestic Equity Funds		29.3%
International and Global Equity Funds		8.3%
Fixed Income Funds		60.3%
Short-Term Investments		2.1%
Total		100%

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/15	12 MONTHS ENDED 9/30/15
Class A	-3.27%	2.01%
Class C	-3.76%	1.03%
Barclays U.S. Credit Index	-2.37%	1.50%
Conservative Allocation Composite Benchmark	-3.62%	0.40%
Lipper Mixed-Asset Target Alloc. Conservative Funds Average	-4.28%	-1.89%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.
Calvert Conservative Allocation Composite Benchmark: An internally constructed benchmark comprised of a blend of 22% Russell 3000 Index, 7% MSCI EAFE Investable Market Index, 1% MSCI Emerging Markets Index, 60% Barclays U.S. Credit Index, and 10% Barclays U.S. 3 Month Treasury Bellwether Index. Prior to 3/3/15 the blend was comprised of: 22% Russell 3000 Index, 8% MSCI EAFE Investable Market Index, 60% Barclays U.S. Credit Index, and 10% Barclays U.S. 3 Month Treasury Bellwether Index.

However, concerns about slowing global growth and elevated equity valuations prompted us to gradually reduce the U.S. equity exposure throughout the year of the Conservative Allocation Fund from 33% to approximately 25%, of the Moderate Allocation Fund from 55% to approximately 50%, and of the Aggressive Allocation Fund from 70% to approximately 66%. This derisking helped mitigate some of the negative impact from the steep decline in equities at the end of the third quarter of 2015. With volatility increasing across global markets over the 12-month period, we were also able to add value through a series of well-timed tactical asset allocation decisions.
We used the pullback by stocks in the first half of October 2014 as an opportunity to increase our domestic small-cap allocation. Since small caps are more U.S.-centric and less dependent on global growth, they should benefit more from an improving U.S. economy while remaining relatively more sheltered from sluggish growth abroad.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED) 7

CALVERT MODERATE ALLOCATION FUND
SEPTEMBER 30, 2015

ASSET ALLOCATION		% OF TOTAL INVESTMENTS
Domestic Equity Funds		52.9%
International and Global Equity Funds		17.0%
Fixed Income Funds		27.6%
Short-Term Investments		2.5%
Total		100%

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/15	12 MONTHS ENDED 9/30/15
Class A	-5.27%	0.86%
Class C	-5.66%	0.09%
Russell 3000 Index	-7.12%	-0.49%
Moderate Allocation Composite Benchmark	-5.69%	-1.02%
Lipper Mixed-Asset Target Alloc. Growth Funds Average	-6.49%	-2.48%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.
Calvert Moderate Allocation Composite Benchmark: An internally constructed benchmark comprised of a blend of 47% Russell 3000 Index, 15% MSCI EAFE Investable Market Index, 3% MSCI Emerging Markets Index, 30% Barclays U.S. Credit Index, and 5% Barclays U.S. 3 Month Treasury Bellwether Index. Prior to 3/3/15 the blend was comprised of: 47% Russell 3000 Index, 18% MSCI EAFE Investable Market Index, 30% Barclays U.S. Credit Index, and 5% Barclays U.S. 3 Month Treasury Bellwether Index.

Domestic small-cap stocks rebounded sharply and finished the fourth quarter of 2014 up nearly 10%.
We trimmed the small-cap allocation in November to capture some of these gains but maintained an overweight position for the remainder of the 12-month period, when U.S. small caps outperformed other equities.
In January 2015, we increased exposure to international developed equities, expecting some initial positive momentum from quantitative easing (QE) efforts by the ECB. Our view remains that unless QE is accompanied by meaningful structural economic reforms, the benefits from eurozone QE will most likely fade. As a result, we began reducing our allocation to international equities in June, prior to their sell-off through the end of the third quarter.
We also benefited from an earlier decision to shift a larger portion of the funds’ international equity allocation away from emerging markets. We continued tactically reducing our

CALVERT AGGRESSIVE ALLOCATION FUND
SEPTEMBER 30, 2015

ASSET ALLOCATION		% OF TOTAL INVESTMENTS
Domestic Equity Funds		67.5%
International and Global Equity Funds		25.5%
Fixed Income Funds		4.5%
Short-Term Investments		2.5%
Total		100%

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/15	12 MONTHS ENDED 9/30/15
Class A	-6.30%	0.41%
Class C	-6.82%	-0.72%

Russell 3000 Index	-7.12%	-0.49%
Aggressive Allocation Composite Benchmark	-7.33%	-2.27%
Lipper Mixed-Asset Target Alloc. Agg. Growth Funds Average	-8.23%	-3.74%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.
Calvert Aggressive Allocation Composite Benchmark: An internally constructed benchmark comprised of a blend of 64% Russell 3000 Index, 21% MSCI EAFE Investable Market Index, 5% MSCI Emerging Markets Index and 10% Barclays U.S. Credit Index. Prior to 3/3/15 the blend was comprised of: 64% Russell 3000 Index, 26% MSCI EAFE Investable Market Index, and 10% Barclays U.S. Credit Index.

emerging markets (EM) allocation throughout the year, benefiting from this underweight position as EM stocks were the worst performing asset class for the period.
Despite our cautious view on emerging market equities as an asset class, we believe there are still attractive stock-specific opportunities within the class. To maintain the stock-picking capabilities of our underlying Emerging Markets Equity Fund, we reduced our EM exposure passively through liquid futures contracts. This move allowed us to benefit from being underweight EM equities as they underperformed, while also capturing the 500 basis points of active alpha delivered by our Emerging Markets Equity Fund. We used a similar strategy when reducing our U.S. small-cap equity allocation.
With low inflation, both in the U.S. and internationally, combined with deteriorating global growth, our view has been that interest rates may stay at levels lower than consensus believes, allowing bonds to continue generating positive total returns. Consistent with this view, we reduced our

8 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED)

underweight to fixed income in the Conservative and Moderate Allocation funds in December 2014 by re-allocating cash to the Calvert Bond Portfolio. We also added to our fixed-income allocation in April and June of this year while reducing equity exposure, which helped performance as equities declined in the third quarter. In the Aggressive Allocation Fund, we reduced our underweight to fixed income in April and June of this year while reducing equity exposure, which helped performance as equities declined in the third quarter.
For the Conservative Allocation Fund, strong relative performance by the Calvert Bond Portfolio, the Fund’s largest holding with around 55% of assets, compared with the fixed-income component of the composite benchmark was the largest positive contributor to performance. Relative outperformance by the Calvert Small Cap Fund and the Calvert Equity Portfolio contributed to strong performance from the Fund’s domestic equity allocation. For the Moderate and Aggressive Allocation funds, strong relative performance by the funds’ domestic equity allocation, driven by outperformance in the Calvert Equity Portfolio and Calvert Small Cap Fund, was the largest positive contributor to performance. For all three funds, these positive contributions were augmented by positive contributions from the Calvert U.S. Large Cap Core Responsible Index Fund and Calvert Capital Accumulation Fund, while weaker performance from the Calvert Large Cap Core Portfolio detracted slightly. Relative outperformance by the Calvert Bond Fund also added value to the Moderate and Aggressive Allocation funds.
Our underlying international equity funds posted strong performance for the period with the Calvert International Equity and Calvert International Opportunities funds helping our international developed equity allocation outperform the MSCI EAFE IMI. The funds also benefited from continued outperformance by the Calvert Emerging Markets Equity Fund relative to the emerging market component of the composite benchmarks.
Outlook
Central banks around the globe have engaged in a concurrent, unprecedented effort to keep interest rates low in hopes of boosting economic activity. As a result, risky assets have appeared more attractive to investors and benefited from an expansion in earnings multiples over the last several years. Although valuations are far from extreme levels, they are well above historical long-term averages, making markets more vulnerable to shocks from some of the negative catalysts currently in the global economy. These include continued economic deceleration in China — a scenario that began to unfold in the third quarter of 2015.
We are worried that concurrent quantitative easing across multiple global economies could be less potent than that implemented in the U.S. after the financial crisis if these efforts effectively cancel each other out. Market enthusiasm for global QE may wane if robust economic recovery doesn’t follow, hindered by underlying structural economic and fiscal challenges in many economies, including Europe and Japan.

In our view, the probability of a hard economic landing for China is increasing. If this process occurs in a disorderly fashion, it may have a significant negative impact on both market sentiment and the global economy since China is the world’s second-largest economy and has a meaningful impact on corporate earnings streams globally.
 We believe the U.S. economy can continue to grow, although the tough first quarter of 2015 caused by severe weather will have a negative impact on growth numbers for the year. The positive impact of lower oil prices should provide additional support to the economy. Despite our positive outlook on the U.S. economy in the medium-to-long run, we continue to be concerned about potential market jitters in the short term given recent data indicating softness globally. We continue to favor small-cap stocks, which typically have a lower percentage of revenue from outside the U.S. than do large cap stocks.
Note: for information on a recent portfolio manager change in the Fund and other changes, please see the supplement to the prospectus included at the end of this report.

Joshua Linder, CFA

Vishal Khanduja, CFA

Calvert Investment Management, Inc.
October 2015

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED) 9

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT CONSERVATIVE ALLOCATION FUND
SEPTEMBER 30, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CCLAX	-2.84%	5.21%	4.42%
Class C (with max. load)	CALCX	0.03%	5.16%	3.69%
Barclays U.S. Credit Index		1.50%	4.09%	5.28%
Conservative Allocation Composite Benchmark		0.40%	6.04%	5.69%
Lipper Mixed-Asset Target Alloc. Conservative Funds Average		-1.89%	4.54%	3.96%

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.29% (includes Underlying Fund Fees). This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

10 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT MODERATE ALLOCATION FUND
SEPTEMBER 30, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CMAAX	-3.94%	6.71%	4.02%
Class C (with max. load)	CMACX	-0.91%	6.95%	3.72%
Russell 3000 Index		-0.49%	13.28%	6.92%
Moderate Allocation Composite Benchmark		-1.02%	8.65%	6.31%
Lipper Mixed-Asset Target Alloc. Growth Funds Average		-2.48%	7.66%	4.99%

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.38% (includes Underlying Fund Fees). This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED) 11

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT AGGRESSIVE ALLOCATION FUND
SEPTEMBER 30, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CAAAX	-4.36%	8.23%	4.01%
Class C (with max. load)	CAACX	-1.71%	8.01%	3.21%
Russell 3000 Index		-0.49%	13.28%	6.92%
Aggressive Allocation Composite Benchmark		-2.27%	10.32%	6.46%
Lipper Mixed-Asset Target Alloc. Agg. Growth Funds Average		-3.74%	8.34%	4.48%

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.59% (includes Underlying Fund Fees). This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

12 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED)

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund’s investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CALVERT CONSERVATIVE ALLOCATION FUND	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/15	ENDING ACCOUNT VALUE 9/30/15	EXPENSES PAID DURING PERIOD* 4/1/15 - 9/30/15
Class A
Actual	0.44%	$1,000.00	$967.30	$2.17
Hypothetical (5% return per year before expenses)	0.44%	$1,000.00	$1,022.86	$2.23
Class C
Actual	1.49%	$1,000.00	$962.40	$7.33
Hypothetical (5% return per year before expenses)	1.49%	$1,000.00	$1,017.60	$7.54

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses do not include fees and expenses incurred indirectly from investment in underlying funds, including affiliated and unaffiliated companies. Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED) 13

CALVERT MODERATE ALLOCATION FUND	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/15	ENDING ACCOUNT VALUE 9/30/15	EXPENSES PAID DURING PERIOD* 4/1/15 - 9/30/15
Class A
Actual	0.71%	$1,000.00	$947.30	$3.47
Hypothetical (5% return per year before expenses)	0.71%	$1,000.00	$1,021.51	$3.60
Class C
Actual	1.46%	$1,000.00	$943.40	$7.11
Hypothetical (5% return per year before expenses)	1.46%	$1,000.00	$1,017.75	$7.38

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses do not include fees and expenses incurred indirectly from investment in underlying funds, including affiliated and unaffiliated companies. Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

CALVERT AGGRESSIVE ALLOCATION FUND	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/15	ENDING ACCOUNT VALUE 9/30/15	EXPENSES PAID DURING PERIOD* 4/1/15 - 9/30/15
Class A
Actual	0.43%	$1,000.00	$937.00	$2.09
Hypothetical (5% return per year before expenses)	0.43%	$1,000.00	$1,022.91	$2.18
Class C
Actual	1.58%	$1,000.00	$931.80	$7.65
Hypothetical (5% return per year before expenses)	1.58%	$1,000.00	$1,017.15	$7.99

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses do not include fees and expenses incurred indirectly from investment in underlying funds, including affiliated and unaffiliated companies. Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

14 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of Calvert Social Investment Fund and Shareholders of the Calvert Asset Allocation Funds:
We have audited the accompanying statements of assets and liabilities of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (collectively the “Funds”), each a series of Calvert Social Investment Fund, including the schedules of investments as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 25, 2015

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 15

CALVERT CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2015

MUTUAL FUNDS(a) - 96.5%	SHARES	VALUE($)
Calvert Impact Fund, Inc.:
Calvert Green Bond Fund, Class I	451,158	6,826,020
Calvert Small Cap Fund, Class I	315,006	7,352,229
Calvert Responsible Index Series, Inc.
Calvert U.S. Large Cap Core Responsible Index Fund, Class I	273,760	5,018,026
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I(b)	4,911,210	77,842,681
Calvert Equity Portfolio, Class I	186,688	9,831,005
Calvert Large Cap Core Portfolio, Class I	641,691	14,059,448
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I	143,267	5,451,304
Calvert Emerging Markets Equity Fund, Class I	205,429	2,257,664
Calvert International Equity Fund, Class I	352,931	5,904,529
Calvert International Opportunities Fund, Class I	225,517	3,242,932

Total Mutual Funds (Cost $137,844,928)		137,785,838

EXCHANGE-TRADED PRODUCTS - 1.2%
SPDR Barclays High Yield Bond ETF	36,219	1,291,570
WisdomTree Europe Hedged Equity Fund	7,473	408,399

Total Exchange-Traded Products (Cost $1,850,545)		1,699,969

TIME DEPOSIT - 2.1%	PRINCIPAL AMOUNT($)	VALUE($)
State Street Bank Time Deposit, 0.088%, 10/1/15	3,084,218	3,084,218

Total Time Deposit (Cost $3,084,218)		3,084,218

TOTAL INVESTMENTS (Cost $142,779,691) - 99.8%		142,570,025
Other assets and liabilities, net - 0.2%		242,202
NET ASSETS - 100.0%		$142,812,227

NOTES TO SCHEDULE OF INVESTMENTS
(a)	Affiliated company.
(b)
The Fund’s investment in the Calvert Social Investment Fund Bond Portfolio, Class I represents 55% of the Fund’s total investments. The Calvert Conservative Allocation Fund seeks current income and capital appreciation, consistent with the preservation of capital. For further financial information, available upon request at no charge, on the Calvert Social Investment Fund Bond Portfolio please go to the U.S. Securities and Exchange Commission’s website at http://www.sec.gov or call 1-800-368-2745.

Abbreviations:
ETF:	Exchange-Traded Fund

See notes to financial statements.

16 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
E-Mini MSCI EAFE Index	9	12/15	$742,275	($37,365)
Sold:
E-Mini MSCI Emerging Markets Index	(38)	12/15	($1,503,090)	$79,027
E-Mini Russell 2000 Index	(16)	12/15	(1,753,440)	115,675
E-Mini S&P 500 Index	(30)	12/15	(2,863,050)	100,036
Total Sold				$294,738

See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 17

CALVERT MODERATE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2015

MUTUAL FUNDS(a) - 96.4%	SHARES	VALUE($)
Calvert Impact Fund, Inc.:
Calvert Green Bond Fund, Class I	363,821	5,504,606
Calvert Small Cap Fund, Class I	873,342	20,383,808
Calvert Responsible Index Series, Inc.
Calvert U.S. Large Cap Core Responsible Index Fund, Class I	372,505	6,828,015
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I	3,587,592	56,863,328
Calvert Equity Portfolio, Class I	716,859	37,749,769
Calvert Large Cap Core Portfolio, Class I	2,028,681	44,448,405
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I	315,285	11,996,605
Calvert Emerging Markets Equity Fund, Class I	675,643	7,425,314
Calvert International Equity Fund, Class I	1,120,067	18,738,715
Calvert International Opportunities Fund, Class I	817,568	11,756,633

Total Mutual Funds (Cost $206,058,656)		221,695,198

EXCHANGE-TRADED PRODUCTS - 1.0%
SPDR Barclays High Yield Bond ETF	30,692	1,094,476
WisdomTree Europe Hedged Equity Fund	21,823	1,192,627

Total Exchange-Traded Products (Cost $2,522,719)		2,287,103

TIME DEPOSIT - 2.5%	PRINCIPAL AMOUNT($)	VALUE($)
State Street Bank Time Deposit, 0.088%, 10/1/15	5,704,066	5,704,066

Total Time Deposit (Cost $5,704,066)		5,704,066

TOTAL INVESTMENTS (Cost $214,285,441) - 99.9%		229,686,367
Other assets and liabilities, net - 0.1%		246,089
NET ASSETS - 100.0%		$229,932,456

NOTES TO SCHEDULE OF INVESTMENTS
(a)	Affiliated company.
Abbreviations:
ETF:	Exchange-Traded Fund

See notes to financial statements.

18 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
E-Mini MSCI EAFE Index	49	12/15	$4,041,275	($203,428)
E-Mini S&P 500 Index	10	12/15	954,350	(30,468)
Total Purchased				($233,896)
Sold:
E-Mini MSCI Emerging Markets Index	(64)	12/15	($2,531,520)	$133,097
E-Mini Russell 2000 Index	(39)	12/15	(4,274,010)	281,955
Total Sold				$415,052

See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 19

CALVERT AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2015

MUTUAL FUNDS(a) - 96.5%	SHARES	VALUE($)
Calvert Impact Fund, Inc.:
Calvert Green Bond Fund, Class I	95,468	1,444,436
Calvert Small Cap Fund, Class I	478,476	11,167,634
Calvert Responsible Index Series, Inc.
Calvert U.S. Large Cap Core Responsible Index Fund, Class I	219,298	4,019,741
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I	222,055	3,519,569
Calvert Equity Portfolio, Class I	448,339	23,609,539
Calvert Large Cap Core Portfolio, Class I	1,308,861	28,677,134
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I	182,354	6,938,589
Calvert Emerging Markets Equity Fund, Class I	411,866	4,526,404
Calvert International Equity Fund, Class I	765,507	12,806,938
Calvert International Opportunities Fund, Class I	680,533	9,786,067

Total Mutual Funds (Cost $98,144,875)		106,496,051

EXCHANGE-TRADED PRODUCTS - 0.9%
WisdomTree Europe Hedged Equity Fund	17,064	932,547

Total Exchange-Traded Products (Cost $1,051,538)		932,547

TIME DEPOSIT - 2.5%	PRINCIPAL AMOUNT($)	VALUE($)
State Street Bank Time Deposit, 0.088%, 10/1/15	2,775,460	2,775,460

Total Time Deposit (Cost $2,775,460)		2,775,460

TOTAL INVESTMENTS (Cost $101,971,873) - 99.9%		110,204,058
Other assets and liabilities, net - 0.1%		123,897
NET ASSETS - 100.0%		$110,327,955

NOTES TO SCHEDULE OF INVESTMENTS
(a) Affiliated company.

See notes to financial statements.

20 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
E-Mini MSCI EAFE Index	8	12/15	$659,800	($33,213)
E-Mini S&P 500 Index	15	12/15	1,431,525	(45,702)
Total Purchased				($78,915)
Sold:
E-Mini MSCI Emerging Markets Index	(17)	12/15	($672,435)	$35,354
E-Mini Russell 2000 Index	(11)	12/15	(1,205,490)	79,527
Total Sold				$114,881

See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 21

CALVERT CONSERVATIVE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2015

ASSETS
Investments in unaffiliated securities, at value (Cost $4,934,763) - see accompanying schedule	$4,784,187
Investments in affiliated securities, at value (Cost $137,844,928) - see accompanying schedule	137,785,838
Cash collateral at broker	280,980
Receivable for shares sold	383,566
Trustees’ deferred compensation plan	81,916
Interest receivable	8
Total assets	143,316,495

LIABILITIES
Payable for securities purchased	106,625
Payable for shares redeemed	104,827
Payable for futures contracts variation margin	110,445
Payable to Calvert Investment Management, Inc.	1,331
Payable to Calvert Investment Distributors, Inc.	47,592
Payable to Calvert Investment Administrative Services, Inc.	17,496
Payable to Calvert Investment Services, Inc.	1,743
Trustees’ deferred compensation plan	81,916
Accrued expenses and other liabilities	32,293
Total liabilities	504,268
NET ASSETS	$142,812,227

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 6,806,092 shares outstanding	$109,480,766
Class C: 1,825,336 shares outstanding	29,051,256
Undistributed net investment income	11,213
Accumulated net realized gain (loss)	4,221,285
Net unrealized appreciation (depreciation)	47,707
NET ASSETS	$142,812,227

NET ASSET VALUE PER SHARE
Class A (based on net assets of $112,880,610)	$16.59
Class C (based on net assets of $29,931,617)	$16.40

See notes to financial statements.

22 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT MODERATE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2015

ASSETS
Investments in unaffiliated securities, at value (Cost $8,226,785) - see accompanying schedule	$7,991,169
Investments in affiliated securities, at value (Cost $206,058,656) - see accompanying schedule	221,695,198
Cash collateral at broker	256,247
Receivable for shares sold	370,921
Trustees’ deferred compensation plan	131,828
Interest receivable	14
Total assets	230,445,377

LIABILITIES
Payable for securities purchased	30,354
Payable for shares redeemed	34,056
Payable to custodian bank	82
Payable for futures contracts variation margin	49,965
Payable to Calvert Investment Management, Inc.	114,266
Payable to Calvert Investment Distributors, Inc.	72,690
Payable to Calvert Investment Administrative Services, Inc.	28,517
Payable to Calvert Investment Services, Inc.	4,141
Trustees’ deferred compensation plan	131,828
Accrued expenses and other liabilities	47,022
Total liabilities	512,921
NET ASSETS	$229,932,456

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 10,052,503 shares outstanding	$171,756,853
Class C: 2,232,970 shares outstanding	37,448,820
Undistributed net investment income	15,829
Accumulated net realized gain (loss)	5,128,872
Net unrealized appreciation (depreciation)	15,582,082
NET ASSETS	$229,932,456

NET ASSET VALUE PER SHARE
Class A (based on net assets of $189,372,344)	$18.84
Class C (based on net assets of $40,560,112)	$18.16

See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 23

CALVERT AGGRESSIVE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2015

ASSETS
Investments in unaffiliated securities, at value (Cost $3,826,998) - see accompanying schedule	$3,708,007
Investments in affiliated securities, at value (Cost $98,144,875) - see accompanying schedule	106,496,051
Cash collateral at broker	143,460
Receivable for securities sold	56,863
Receivable for shares sold	172,969
Interest receivable	7
Trustees’ deferred compensation plan	63,390
Receivable from Calvert Investment Management, Inc.	12,187
Total assets	110,652,934

LIABILITIES
Payable for shares redeemed	176,950
Payable for futures contracts variation margin	1,235
Payable to Calvert Investment Distributors, Inc.	33,328
Payable to Calvert Investment Administrative Services, Inc.	13,905
Payable to Calvert Investment Services, Inc.	2,957
Trustees’ deferred compensation plan	63,390
Accrued expenses and other liabilities	33,214
Total liabilities	324,979
NET ASSETS	$110,327,955

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 4,860,722 shares outstanding	$84,180,223
Class C: 952,821 shares outstanding	15,657,656
Distributions in excess of net investment income	(345,673)
Accumulated net realized gain (loss)	2,567,598
Net unrealized appreciation (depreciation)	8,268,151
NET ASSETS	$110,327,955

NET ASSET VALUE PER SHARE
Class A (based on net assets of $93,928,158)	$19.32
Class C (based on net assets of $16,399,797)	$17.21

See notes to financial statements.

24 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT ALLOCATION FUNDS
STATEMENTS OF OPERATIONS
YEAR END SEPTEMBER 30, 2015

NET INVESTMENT INCOME	CALVERT CONSERVATIVE ALLOCATION FUND	CALVERT MODERATE ALLOCATION FUND	CALVERT AGGRESSIVE ALLOCATION FUND
Investment Income:
Dividend income from affiliated securities	$2,893,282	$4,099,427	$1,611,444
Dividend income from unaffiliated securities	20,514	18,030	711
Interest income	4,174	3,080	557
Total investment income	2,917,970	4,120,537	1,612,712

Expenses:
Administrative fees	198,664	342,798	164,162
Transfer agency fees and expenses	173,598	321,247	210,985
Distribution Plan expenses:
Class A	260,464	469,890	232,944
Class C	282,568	405,764	162,638
Trustees’ fees and expenses	13,262	22,587	10,805
Accounting fees	49,619	49,607	49,293
Custodian fees	1,875	1,875	1,875
Professional fees	24,617	28,994	23,582
Registration fees	23,798	23,277	21,983
Reports to shareholders	8,908	17,325	12,475
Contract services	66,221	114,266	54,721
Miscellaneous	21,108	28,086	25,920
Total expenses	1,124,702	1,825,716	971,383
Reimbursement from Advisor:
Class A	(259,589)	—	(318,099)
Net expenses	865,113	1,825,716	653,284

NET INVESTMENT INCOME	2,052,857	2,294,821	959,428

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in affiliated securities	1,592,317	3,876,172	2,819,415
Futures	305,027	317,003	224,379
Capital gain distributions from affiliated investments	2,929,156	9,090,852	5,411,011
	4,826,500	13,284,027	8,454,805

Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(150,576)	(235,616)	(118,991)
Investments in affiliated securities	(5,339,667)	(14,718,721)	(10,012,751)
Futures	257,373	181,156	35,966
	(5,232,870)	(14,773,181)	(10,095,776)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(406,370)	(1,489,154)	(1,640,971)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,646,487	$805,667	($681,543)

See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 25

CALVERT CONSERVATIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$2,052,857	$1,637,858
Net realized gain (loss)	4,826,500	4,806,317
Change in unrealized appreciation (depreciation)	(5,232,870)	225,620
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,646,487	6,669,795

Distributions to shareholders from:
Net investment income:
Class A shares	(1,795,869)	(1,467,668)
Class C shares	(257,442)	(169,992)
Net realized gain:
Class A shares	(3,780,010)	(2,282,398)
Class C shares	(1,053,301)	(616,051)
Total distributions	(6,886,622)	(4,536,109)

Capital share transactions:
Shares sold:
Class A shares	36,241,561	29,423,449
Class C shares	9,130,945	6,270,596
Reinvestment of distributions:
Class A shares	5,254,117	3,541,158
Class C shares	1,131,379	673,268
Redemption fees:
Class A shares	96	1,193
Shares redeemed:
Class A shares	(16,696,197)	(15,801,069)
Class C shares	(4,422,091)	(2,810,131)
Total capital share transactions	30,639,810	21,298,464

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,399,675	23,432,150

NET ASSETS
Beginning of year	117,412,552	93,980,402
End of year (including undistributed net investment income of $11,213 and $11,667, respectively)	$142,812,227	$117,412,552

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	2,118,350	1,724,481
Class C shares	538,322	370,321
Reinvestment of distributions:
Class A shares	310,457	210,763
Class C shares	67,652	40,651
Shares redeemed:
Class A shares	(975,144)	(926,428)
Class C shares	(261,111)	(165,862)
Total capital share activity	1,798,526	1,253,926

See notes to financial statements.

26 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT MODERATE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$2,294,821	$1,734,403
Net realized gain (loss)	13,284,027	10,919,707
Change in unrealized appreciation (depreciation)	(14,773,181)	2,035,390

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	805,667	14,689,500

Distributions to shareholders from:
Net investment income:
Class A shares	(2,015,631)	(1,491,712)
Class C shares	(280,360)	(217,504)
Net realized gain:
Class A shares	(8,361,092)	(4,517,127)
Class C shares	(1,848,044)	(1,023,846)
Total distributions	(12,505,127)	(7,250,189)

Capital share transactions:
Shares sold:
Class A shares	37,567,503	34,029,580
Class C shares	7,748,416	8,656,647
Reinvestment of distributions:
Class A shares	9,820,361	5,732,265
Class C shares	1,905,018	1,094,023
Redemption fees:
Class A shares	206	1,011
Class C shares	280	292
Shares redeemed:
Class A shares	(20,802,945)	(16,965,773)
Class C shares	(4,176,414)	(4,874,836)
Total capital share transactions	32,062,425	27,673,209

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,362,965	35,112,520

NET ASSETS
Beginning of year	209,569,491	174,456,971
End of year (including undistributed net investment income of $15,829 and $16,999, respectively)	$229,932,456	$209,569,491

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	1,900,604	1,740,847
Class C shares	405,055	456,426
Reinvestment of distributions:
Class A shares	505,231	300,455
Class C shares	101,462	59,073
Shares redeemed:
Class A shares	(1,052,777)	(864,804)
Class C shares	(218,171)	(255,379)
Total capital share activity	1,641,404	1,436,618
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 27

CALVERT AGGRESSIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$959,428	$663,469
Net realized gain (loss)	8,454,805	6,950,409
Change in unrealized appreciation (depreciation)	(10,095,776)	551,980

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(681,543)	8,165,858

Distributions to shareholders from:
Net investment income:
Class A shares	(898,536)	(706,578)
Class C shares	(118,856)	(74,556)
Net realized gain:
Class A shares	(5,217,327)	(1,504,077)
Class C shares	(1,034,039)	(251,734)
Total distributions	(7,268,758)	(2,536,945)

Capital share transactions:
Shares sold:
Class A shares	24,457,754	16,914,037
Class C shares	4,151,635	4,019,843
Reinvestment of distributions:
Class A shares	5,871,770	2,115,262
Class C shares	1,072,226	301,866
Redemption fees:
Class A shares	120	154
Class C shares	19	35
Shares redeemed:
Class A shares	(12,824,083)	(13,301,630)
Class C shares	(2,017,036)	(1,663,919)
Total capital share transactions	20,712,405	8,385,648

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,762,104	14,014,561

NET ASSETS
Beginning of year	97,565,851	83,551,290
End of year (including distributions in excess of net investment income of $345,673 and $287,709, respectively)	$110,327,955	$97,565,851

See notes to financial statements.

28 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CAPITAL SHARE ACTIVITY	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Shares sold:
Class A shares	1,182,438	830,574
Class C shares	224,283	216,526
Reinvestment of distributions:
Class A shares	292,725	106,523
Class C shares	59,647	16,723
Shares redeemed:
Class A shares	(628,431)	(655,026)
Class C shares	(109,216)	(89,492)
Total capital share activity	1,021,446	425,828

See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 29

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: The Calvert Social Investment Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with seven separate portfolios, three of which are reported herein: Calvert Conservative Allocation Fund (“Conservative”), Calvert Moderate Allocation Fund (“Moderate”), and Calvert Aggressive Allocation Fund (“Aggressive”) (the “Funds”). The Funds are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The operations of each series are accounted for separately. The Funds invest primarily in a combination of other Calvert equity and fixed income funds (the “Underlying Funds”). The Funds apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Certification Topic 946, Financial Services - Investment Companies (ASC 946).
Each Fund offers Class A and Class C shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (“the Board”) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Funds to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Funds’ investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Funds’ investments by major category are as follows:
Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Valuation methodologies and policies of the Underlying Funds are included in their financial statements, which are available upon request.
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

30 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
At September 30, 2015, no securities were fair valued in good faith under the direction of the Board.
The following tables summarize the market value of the Funds’ holdings as of September 30, 2015, based on the inputs used to value them:

CONSERVATIVE	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Mutual Funds	$137,785,838	$—	$—	$137,785,838
Exchange-Traded Products	1,699,969	—	—	1,699,969
Time Deposit	—	3,084,218	—	3,084,218
TOTAL	$139,485,807	$3,084,218	$—	$142,570,025
Other financial instruments**	$257,373	$—	$—	$257,373
There were no transfers between levels during the year.

MODERATE	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Mutual Funds	$221,695,198	$—	$—	$221,695,198
Exchange-Traded Products	2,287,103	—	—	2,287,103
Time Deposit	—	5,704,066	—	5,704,066
TOTAL	$223,982,301	$5,704,066	$—	$229,686,367
Other financial instruments**	$181,156	$—	$—	$181,156
There were no transfers between levels during the year.

AGGRESSIVE	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Mutual Funds	$106,496,051	$—	$—	$106,496,051
Exchange-Traded Products	932,547	—	—	932,547
Time Deposit	—	2,775,460	—	2,775,460
TOTAL	$107,428,598	$2,775,460	$—	$110,204,058
Other financial instruments**	$35,966	$—	$—	$35,966
There were no transfers between levels during the year.
*For a complete listing of investments, please refer to the Schedules of Investments.
**Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedules of Investments, such as futures, which are valued at the unrealized appreciation/depreciation of the instrument.

Futures Contracts: The Funds may purchase and sell futures contracts to facilitate the periodic rebalancing of the portfolios in order to maintain their target asset allocation, to make tactical asset allocations, and to assist in managing cash. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Funds may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds’ ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds. During the year, the Funds used market index futures contracts as a substitute for direct investment in a particular

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 31

asset class to facilitate rebalancing and implement tactical asset allocations. The Funds’ futures contracts at year end are presented in the Schedules of Investments.
During the year, Conservative invested in E-Mini MSCI EAFE Index, E-Mini MSCI Emerging Markets Index, E-Mini Russell 2000 Index, and E-Mini S&P 500 Index futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	24
Futures contracts short	(54)
* Averages are based on activity levels during the year ended September 30, 2015.
During the year, Moderate invested in E-Mini MSCI EAFE Index, E-Mini MSCI Emerging Markets Index, E-Mini Russell 2000 Index, and E-Mini S&P 500 Index futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	82
Futures contracts short	(94)
* Averages are based on activity levels during the year ended September 30, 2015.
During the year, Aggressive invested in E-Mini MSCI EAFE Index, E-Mini S&P 500 Index, E-Mini MSCI Emerging Markets Index, and E-Mini Russell 2000 Index futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	31
Futures contracts short	(37)
*Averages are based on activity levels during the year ended September 30, 2015.
At September 30, 2015, the Funds had the following derivatives, categorized by risk exposure:

CONSERVATIVE
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized gain on futures contracts	$294,738*	Unrealized loss on futures contracts	($37,365*)

MODERATE
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized gain on futures contracts	$415,052*	Unrealized loss on futures contracts	($233,896*)

AGGRESSIVE
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized gain on futures contracts	$114,881*	Unrealized loss on futures contracts	($78,915*)

* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2015 was as follows:

CONSERVATIVE
		Statements of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity	Futures	$305,027	$257,373

32 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

MODERATE
		Statements of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity	Futures	$317,003	$181,156

AGGRESSIVE
		Statements of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Equity	Futures	$224,379	$35,966
Security Transactions and Investment Income: Security transactions, including purchases and sales of shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each of the Funds and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Funds charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Funds intend to continue to qualify as regulated investment companies under the Internal Revenue Code and to distribute substantially all of their taxable earnings.
Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, does receive advisory fees for managing the Underlying Funds.
The Advisor has contractually agreed to limit direct ordinary operating expenses through January 31, 2016. The contractual expense caps are .44%, .80%, and .43% for Class A shares of Conservative, Moderate, and Aggressive, respectively. The contractual expense caps are 2.00% for Class C shares of each of the Funds. This expense limitation does not include the Underlying Fund expenses indirectly incurred by the Funds. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 33

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Funds for an annual fee. Classes A and C of each of the Funds pay an annualized rate, payable monthly, of .15% of the average daily net assets.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted Distribution Plans that permit the Funds to pay certain expenses associated with the distribution and servicing of their shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of Class A and C, respectively, for each of the Funds. The amount actually paid by the Funds is an annualized fee, payable monthly, of .25% and 1.00% of the Funds’ average daily net assets of Class A and C, respectively.
CID received $73,505, $127,008, and $72,952 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the year ended September 30, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CIS received fees of $20,369, $48,690, and $34,865 for the year ended September 30, 2015 for Conservative, Moderate, and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 ($48,000 prior to January 1, 2015) plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 ($5,000 prior to January 1, 2015) annually may be paid to the Committee chairs ($10,000 for the Board chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Trustees may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Funds’ assets. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short term securities, were:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Purchases	$48,437,325	$53,609,010	$28,450,107
Sales	10,294,197	16,998,550	10,278,806
The tax character of dividends and distributions paid during the years ended September 30, 2015 and September 30, 2014 was as follows:

CONSERVATIVE

Distributions paid from:	2015	2014
Ordinary income	$2,169,920	$1,675,810
Long-term capital gains	4,716,702	2,860,299
Total	$6,886,622	$4,536,109

MODERATE

Distributions paid from:	2015	2014
Ordinary income	$2,299,480	$1,709,216
Long-term capital gains	10,205,647	5,540,973
Total	$12,505,127	$7,250,189

AGGRESSIVE

Distributions paid from:	2015	2014
Ordinary income	$1,017,392	$783,085
Long-term capital gains	6,251,366	1,753,860
Total	$7,268,758	$2,536,945

34 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

As of September 30, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Unrealized appreciation	$1,242,749	$9,948,927	$3,763,346
Unrealized (depreciation)	(1,963,313)	(1,709,399)	(1,032,505)
Net unrealized appreciation (depreciation)	($720,564)	$8,239,528	$2,730,841

Undistributed ordinary income	$236,421	$215,560	$104,195
Undistributed long-term capital gain	$4,764,348	$12,271,694	$8,000,713
Late year ordinary and post October capital loss deferrals	$—	$—	($345,673)

Federal income tax cost of investments	$143,290,589	$221,446,839	$107,473,217
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales and Section 1256 futures contracts for all of the Funds.
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Funds had no borrowings under the agreement during the year ended September 30, 2015.
NOTE E — AFFILIATED COMPANIES
The Funds invest primarily in a combination of other Calvert fixed-income and equity funds. These Underlying Funds are considered affiliated companies because Calvert Investment Management, Inc. provides investment advisory services for the Funds and the Underlying Funds. Information regarding the Funds’ investments in these affiliated companies for the year ended September 30, 2015 is as follows:
CONSERVATIVE

Name of Affiliated Company	Market Value 9/30/14	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 9/30/15	Dividend Income
Calvert Green Bond Fund, Class I	$—	$6,978,208	($167,390)	$42	$15,160	$6,826,020	$36,098
Calvert Small Cap Fund, Class I	4,068,987	5,074,790	(1,794,401)	397,196	(394,343)	7,352,229	116,484
Calvert U.S. Large Cap Core Responsible Index, Class I	3,643,599	1,868,003	(343,987)	104,767	(254,356)	5,018,026	42,090
Calvert Bond Portfolio, Class I	61,807,485	20,891,016	(4,266,559)	112,819	(702,080)	77,842,681	2,089,780
Calvert Equity Portfolio, Class I	9,030,671	2,774,566	(1,618,631)	478,876	(834,477)	9,831,005	62,390
Calvert Large Cap Core Portfolio, Class I	12,162,560	4,375,724	(1,317,330)	365,220	(1,526,726)	14,059,448	222,561
Calvert Capital Accumulation Fund, Class I	4,595,552	1,464,813	(229,325)	54,004	(433,740)	5,451,304	121,296
Calvert Emerging Markets Equity Fund, Class I	2,218,676	585,900	(97,923)	4,486	(453,475)	2,257,664	84,462
Calvert International Equity Fund, Class I	5,026,557	1,499,805	(286,657)	55,286	(390,462)	5,904,529	59,681
Calvert International Opportunities Fund, Class I	2,686,518	1,073,955	(171,994)	19,621	(365,168)	3,242,932	58,440
Totals	$105,240,605	$46,586,780	($10,294,197)	$1,592,317	($5,339,667)	$137,785,838	$2,893,282

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 35

MODERATE

Name of Affiliated Company	Market Value 9/30/14	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 9/30/15	Dividend Income
Calvert Green Bond Fund, Class I	$—	$5,584,168	$(92,739)	$464	$12,713	$5,504,606	$29,989
Calvert Small Cap Fund, Class I	15,642,221	9,138,108	(4,169,967)	1,725,281	(1,951,835)	20,383,808	317,242
Calvert U.S. Large Cap Core Responsible Index, Class I	5,640,079	1,828,253	(457,497)	133,144	(315,964)	6,828,015	63,441
Calvert Bond Portfolio, Class I	52,558,346	11,169,572	(6,479,529)	221,280	(606,341)	56,863,328	1,668,565
Calvert Equity Portfolio, Class I	34,735,380	6,067,233	(1,562,910)	874,384	(2,364,318)	37,749,769	236,113
Calvert Large Cap Core Portfolio, Class I	40,635,933	8,662,132	(987,926)	267,050	(4,128,784)	44,448,405	736,200
Calvert Capital Accumulation Fund, Class I	10,955,703	2,273,321	(383,306)	205,973	(1,055,086)	11,996,605	286,252
Calvert Emerging Markets Equity Fund, Class I	7,982,310	1,227,177	(288,097)	(7,860)	(1,488,216)	7,425,314	300,653
Calvert International Equity Fund, Class I	19,122,759	2,757,297	(2,116,612)	342,837	(1,367,566)	18,738,715	222,894
Calvert International Opportunities Fund, Class I	11,177,275	2,379,030	(459,967)	113,619	(1,453,324)	11,756,633	238,078
Totals	$198,450,006	$51,086,291	($16,998,550)	$3,876,172	($14,718,721)	$221,695,198	$4,099,427
AGGRESSIVE

Name of Affiliated Company	Market Value 9/30/14	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 9/30/15	Dividend Income
Calvert Green Bond Fund, Class I	$—	$1,468,543	($27,745)	$45	$3,593	$1,444,436	$8,057
Calvert Small Cap Fund, Class I	9,848,340	3,859,418	(2,315,524)	983,940	(1,208,540)	11,167,634	159,344
Calvert U.S. Large Cap Core Responsible Index Fund, Class I	3,142,116	1,527,885	(513,930)	148,404	(284,734)	4,019,741	35,284
Calvert Bond Portfolio, Class I	4,568,267	859,771	(1,887,639)	16,758	(37,588)	3,519,569	133,927
Calvert Equity Portfolio, Class I	21,538,430	4,825,545	(1,801,176)	979,319	(1,932,579)	23,609,539	146,272
Calvert Large Cap Core Portfolio, Class I	24,918,950	6,982,628	(663,616)	138,880	(2,699,708)	28,677,134	451,169
Calvert Capital Accumulation Fund, Class I	6,200,913	1,584,420	(347,458)	130,898	(630,184)	6,938,589	162,064
Calvert Emerging Markets Equity Fund, Class I	4,661,734	1,082,955	(289,549)	(20,038)	(908,698)	4,526,404	175,650
Calvert International Equity Fund, Class I	12,631,618	2,815,646	(1,895,900)	331,560	(1,075,986)	12,806,938	147,221
Calvert International Opportunities Fund, Class I	9,059,256	2,391,758	(536,269)	109,649	(1,238,327)	9,786,067	192,456
Totals	$96,569,624	$27,398,569	($10,278,806)	$2,819,415	($10,012,751)	$106,496,051	$1,611,444

36 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

NOTE F — SUBSEQUENT EVENTS
At a special meeting of the Funds’ Board of Trustees (the “Board”) held on November 24, 2015, the Board approved the recommendation made by Calvert Investment Administrative Services, Inc. (“CIAS”) to standardize and rationalize the administrative fee payable by the Calvert Funds at 12 basis points for all series and all share classes of the Calvert Funds.  The change is being implemented in two phases.  First, CIAS will voluntarily waive the amount of the existing administrative fee above 12 basis points for the period from December 1, 2015 through January 31, 2016.  Second, CIAS and the Funds have entered into an Amended and Restated Administrative Services Agreement that will establish a 12 basis point administrative fee for all classes of the Fund commencing on February 1, 2016.  In the case of any series or share class that currently pays an administrative fee to CIAS that is less than 12 basis points, CIAS has contractually agreed to waive the difference between that lower administrative fee and the 12 basis point fee until January 31, 2018.
In preparing the financial statements as of September 30, 2015, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2015, the Funds consider certain distributions paid during the year as:

Fund Name	(a) Long-term Capital Gain	(b) Qualified Dividend Income %	(c) (for corporate shareholders) Dividends Received Deduction %
Conservative	$4,716,702	28.6%	20.9%
Moderate	$10,205,647	84.1%	58.2%
Aggressive	$6,251,366	100%	75.8%
(a) The Fund considers the amount shown above as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.
(b) The Fund considers the percentage shown above of ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.
(c) The Fund considers the percentage shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 37

CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2015 (z)	September 30, 2014	September 30, 2013 (z)	September 30, 2012	September 30, 2011
Net asset value, beginning	$17.22	$16.88	$16.45	$15.01	$15.17
Income from investment operations:
Net investment income	.30	.29	.38	.40	.42
Net realized and unrealized gain (loss)	.05	.83	.74	1.65	(.13)
Total from investment operations	.35	1.12	1.12	2.05	.29
Distributions from:
Net investment income	(.29)	(.29)	(.39)	(.40)	(.45)
Net realized gain	(.69)	(.49)	(.30)	(.21)	—
Total distributions	(.98)	(.78)	(.69)	(.61)	(.45)
Total increase (decrease) in net asset value	(.63)	.34	.43	1.44	(.16)
Net asset value, ending	$16.59	$17.22	$16.88	$16.45	$15.01
Total return*	2.01%	6.78%	7.07%	13.96%	1.86%
Ratios to average net assets: A,B
Net investment income	1.76%	1.71%	2.31%	2.53%	2.65%
Total expenses	0.69%	0.68%	0.68%	0.77%	0.84%
Expenses before offsets	0.44%	0.44%	0.44%	0.44%	0.44%
Net expenses	0.44%	0.44%	0.44%	0.44%	0.44%
Portfolio turnover	8%	17%	31%	26%	22%
Net assets, ending (in thousands)	$112,881	$92,150	$73,305	$53,431	$38,329

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B	Amounts do not include the activity of the Underlying Funds.

See notes to financial statements.

38 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2015 (z)	September 30, 2014	September 30, 2013 (z)	September 30, 2012	September 30, 2011
Net asset value, beginning	$17.06	$16.74	$16.32	$14.90	$15.10
Income from investment operations:
Net investment income	.13	.13	.21	.24	.25
Net realized and unrealized gain (loss)	.06	.81	.74	1.62	(.14)
Total from investment operations	.19	.94	.95	1.86	.11
Distributions from:
Net investment income	(.16)	(.13)	(.23)	(.23)	(.31)
Net realized gain	(.69)	(.49)	(.30)	(.21)	—
Total distributions	(.85)	(.62)	(.53)	(.44)	(.31)
Total increase (decrease) in net asset value	(.66)	.32	.42	1.42	(.20)
Net asset value, ending	$16.40	$17.06	$16.74	$16.32	$14.90
Total return*	1.03%	5.71%	6.02%	12.73%	.67%
Ratios to average net assets: A,B
Net investment income	.76%	.73%	1.30%	1.45%	1.47%
Total expenses	1.44%	1.40%	1.44%	1.51%	1.59%
Expenses before offsets	1.44%	1.40%	1.44%	1.51%	1.59%
Net expenses	1.44%	1.40%	1.44%	1.51%	1.59%
Portfolio turnover	8%	17%	31%	26%	22%
Net assets, ending (in thousands)	$29,932	$25,263	$20,675	$15,209	$10,492

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B	Amounts do not include the activity of the Underlying Funds.

See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 39

CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2015(z)	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011
Net asset value, beginning	$19.80	$19.04	$16.89	$14.51	$14.87
Income from investment operations:
Net investment income	.23	.20	.20	.21	.15
Net realized and unrealized gain (loss)	(.04)	1.34	2.14	2.36	(.29)
Total from investment operations	.19	1.54	2.34	2.57	(.14)
Distributions from:
Net investment income	(.21)	(.19)	(.19)	(.19)	(.20)
Net realized gain	(.94)	(.59)	—	—	—
In excess of net investment income	—	—	—	—	(.02)
Total distributions	(1.15)	(.78)	(.19)	(.19)	(.22)
Total increase (decrease) in net asset value	(.96)	.76	2.15	2.38	(.36)
Net asset value, ending	$18.84	$19.80	$19.04	$16.89	$14.51
Total return*	.86%	8.27%	14.02%	17.89%	(1.03%)
Ratios to average net assets: A,B
Net investment income	1.14%	1.01%	1.12%	1.28%	.97%
Total expenses	.67%	.64%	.69%	.72%	.73%
Expenses before offsets	.67%	.64%	.69%	.72%	.73%
Net expenses	.67%	.64%	.69%	.72%	.73%
Portfolio turnover	8%	10%	27%	25%	18%
Net assets, ending (in thousands)	$189,372	$172,244	$143,215	$117,550	$95,930

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B	Amounts do not include the activity of the Underlying Funds.

See notes to financial statements.

40 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2015(z)	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011
Net asset value, beginning	$19.19	$18.55	$16.52	$14.26	$14.65
Income from investment operations:
Net investment income	.07	.09	.09	.09	.04
Net realized and unrealized gain (loss)	(.02)	1.26	2.08	2.31	(.29)
Total from investment operations	.05	1.35	2.17	2.40	(.25)
Distributions from:
Net investment income	(.14)	(.12)	(.14)	(.14)	(.13)
Net realized gain	(.94)	(.59)	—	—	—
In excess of net investment income	—	—	—	—	(.01)
Total distributions	(1.08)	(.71)	(.14)	(.14)	(.14)
Total increase (decrease) in net asset value	(1.03)	.64	2.03	2.26	(.39)
Net asset value, ending	$18.16	$19.19	$18.55	$16.52	$14.26
Total return*	.09%	7.44%	13.21%	16.96%	(1.79%)
Ratios to average net assets: A,B
Net investment income	.37%	.28%	.38%	.55%	.24%
Total expenses	1.42%	1.38%	1.42%	1.45%	1.48%
Expenses before offsets	1.42%	1.38%	1.42%	1.45%	1.48%
Net expenses	1.42%	1.38%	1.42%	1.45%	1.48%
Portfolio turnover	8%	10%	27%	25%	18%
Net assets, ending (in thousands)	$40,560	$37,326	$31,242	$24,869	$20,842

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B	Amounts do not include the activity of the Underlying Funds.

See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 41

CALVERT AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013	September 30, 2012	September 30, 2011 (z)
Net asset value, beginning	$20.68	$19.38	$16.15	$13.47	$13.94
Income from investment operations:
Net investment income	.21	.18	.11	.12	.05
Net realized and unrealized gain (loss)	(.08)	1.70	3.23	2.68	(.49)
Total from investment operations	.13	1.88	3.34	2.80	.44
Distributions from:
Net investment income	(.21)	(.18)	(.11)	(.12)	(.03)
Net realized gain	(1.28)	(.40)	—	—	—
Total distributions	(1.49)	(.58)	(.11)	(.12)	(.03)
Total increase (decrease) in net asset value	(1.36)	1.30	3.23	2.68	(.47)
Net asset value, ending	$19.32	$20.68	$19.38	$16.15	$13.47
Total return*	.41%	9.85%	20.82%	20.88%	(3.19)%
Ratios to average net assets: A,B
Net investment income	1.04%	.88%	.62%	.80%	.33%
Total expenses	.77%	.76%	.81%	.86%	.86%
Expenses before offsets	.43%	.43%	.43%	.43%	.43%
Net expenses	.43%	.43%	.43%	.43%	.43%
Portfolio turnover	10%	15%	31%	24%	16%
Net assets, ending (in thousands)	$93,928	$83,009	$72,318	$60,495	$51,103

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B	Amounts do not include the activity of the Underlying Funds.

See notes to financial statements.

42 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT

CALVERT AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013	September 30, 2012	September 30, 2011 (z)
Net asset value, beginning	$18.71	$17.71	$14.89	$12.57	$13.18
Income from investment operations:
Net investment loss	(.01)	(.06)	(.05)	(.07)	(.14)
Net realized and unrealized gain (loss)	(.07)	1.58	2.93	2.50	(.44)
Total from investment operations	(.08)	1.52	2.88	2.43	(.58)
Distributions from:
Net investment income	(.14)	(.12)	(.06)	(.11)	(.03)
Net realized gain	(1.28)	(.40)	—	—	—
Total distributions	(1.42)	(.52)	(.06)	(.11)	(.03)
Total increase (decrease) in net asset value	(1.50)	1.00	2.82	2.32	(.61)
Net asset value, ending	$17.21	$18.71	$17.71	$14.89	$12.57
Total return*	(.72%)	8.66%	19.39%	19.43%	(4.45%)
Ratios to average net assets: A,B
Net investment loss	(.05%)	(.30%)	(.61%)	(.46%)	(.93%)
Total expenses	1.55%	1.53%	1.63%	1.69%	1.70%
Expenses before offsets	1.55%	1.53%	1.63%	1.69%	1.70%
Net expenses	1.55%	1.53%	1.63%	1.69%	1.70%
Portfolio turnover	10%	15%	31%	24%	16%
Net assets, ending (in thousands)	$16,400	$14,557	$11,234	$8,381	$7,229

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B	Amounts do not include the activity of the Underlying Funds.

See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT 43

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES IN NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a

44 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED)

percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED) 45

TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 66	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President of the national non-profit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	18	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 67	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	• None
JOHN G. GUFFEY, JR. AGE: 67	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 52	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since September 2013. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2013.	18	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 65	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	18	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 70	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	18	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 66	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	18	• None

46 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED)

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 67	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 55	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015) President and Director, Portfolio 21 Investments, Inc. (through October 2014) President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012) President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	38
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED) 47

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CSIF 2000 CRIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
VICKI L. BENJAMIN AGE: 54	Treasurer	2015	Executive Vice President and Chief Financial Officer of Calvert Investments, Inc. since March 2015. Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.
ROBERT D. BENSON, ESQ. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc. (2005-2010).

THOMAS DAILEY AGE: 51	Vice President	2004	Vice President of the Advisor and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 47	Vice President & Secretary	1996 CSIF 2000 CRIS 1996 CWVF 2000 Impact
Vice President, Acting Secretary and Acting General Counsel (Deputy General Counsel prior to 2015) of Calvert Investments, Inc. Prior to August 10, 2015, Ms. Duke was also Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Acting Chief Financial Officer (September 2014-March 2015) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

CATHERINE P. ROY AGE: 59	Vice President	2004	Senior Vice President of the Advisor and Chief Investment Officer – Fixed Income.
NATALIE A. TRUNOW AGE: 47	Vice President	2008	Senior Vice President of the Advisor and Chief Investment Officer – Equities.
*    Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.  Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.
The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

48 calvert.com CALVERT ASSET ALLOCATION FUNDS ANNUAL REPORT (UNAUDITED)

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To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT ASSET ALLOCATION FUNDS	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets EX-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.
Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Miles D. Harper, III, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 9/30/15		Fiscal Year ended 9/30/14
	$	% *	$	%*

(a) Audit Fees	$177,210	0%	$143,147	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$21,700	0%	$21,210	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$198,910	0%	$164,357	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.
(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/15		Fiscal Year ended 9/30/14
$	%*	$	%*

$340,000	0%*	$28,146	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    A copy of the Registrant’s Code of Ethics.

Attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:     /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: December 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: December 3, 2015

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date: December 3, 2015